UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-22907

Blackstone Real Estate Income Fund II

(Exact name of registrant as specified in charter)

345 Park Avenue

New York, NY 10154

(Address of principal executive offices)

Blackstone Real Estate Income Advisors L.L.C.

Judy Turchin, Esq.

345 Park Avenue

New York, NY 10154

(Name and address of agent for service)

With copies to:

Sarah E. Cogan, Esq.

Rajib Chanda, Esq.

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, NY 10017

Registrant’s telephone number, including area code: (212) 583-5000

Date of fiscal year end: December 31, 2016

Date of reporting period: December 31, 2016

Item 1.	Reports to Shareholders.

The Report to Shareholders is attached hereto.

Blackstone

Blackstone Real Estate Income Fund II

Annual Report For the Year Ended December 31, 2016

BLACKSTONE REAL ESTATE INCOME FUND II

Dear BREIF II Shareholder,

We are pleased to present this annual shareholder report for Blackstone Real Estate Income Fund II (“BREIF II”) and Blackstone Real Estate Income Master Fund (the “Master Fund”). BREIF II, Blackstone Real Estate Income Fund (“BREIF I”) and the Master Fund are collectively referred to as the “Funds” or “BREIF.” This report includes market commentary, performance commentary for the Funds, a listing of the Master Fund’s investments and the audited financial statements for BREIF II and the Master Fund.

Market Commentary

The CMBS market, particularly in the lower portion of the capital structure, finished the year as one of the weakest performers across asset classes. BBB-’s finished the year modestly wider as a December rally helped to erase losses earlier in the year. The senior part of the capital structure fared better with AAA’s tightening 35 basis points (“bps”) on the year1. While the AAA market performed in-line with investment-grade corporate credit, BBB-’s significantly underperformed high yield by over 250bps in 20161. Overall CMBS new issue supply fell short of expectations as the first quarter volatility impacted issuance. In total, $76 billion was priced which was down 25% year-over-year2. The year can be broken down between two halves with $31 billion of issuance in the first half vs $45 billion in the second half. The estimates for 2017 CMBS supply are in-line with 2016 ($70-$75 billion)3. While the implementation of new risk retention rules will potentially slow supply in Q1, activity may pick up once participants become more comfortable with the way these rules impact the market.

The equity markets ended the year on a soft note, but the S&P500 had a remarkable turnaround from the lows in February (+22%)4. Overall, the S&P500 index rallied 9.5% on the year for a 12%+ total return including dividends4. The strength was surprising after both the extremely poor start to the year and the unexpected political events including BREXIT and Trump’s victory in the US presidential election. The Federal Open Market Committee (“FOMC”), while providing additional uncertainty throughout the year, ultimately proved to be a non-event with the December rate hike having limited impact on the market. Broadly speaking, the year could best be described as beginning with weakness and volatility, but ending with calmness and strength as monetary stimulus is now expected to transition to fiscal stimulus.

The corporate credit markets were the real winner as high yield returned 17%+5 for the year, the strongest performance since 20094. High-yield spreads tightened over 250bps1 as fears of an energy recession subsided and low yields globally drove heavy inflows into the US credit markets. The rate market was volatile with the 10 year note trading in a 124bps range, but finished at 2.45%, only 18bps higher on the year. Despite the rise in rates, we believe the recent stability in the Treasury market and the positive flow of funds are both supportive for fixed-income credit over the near-term.

Fund Performance

The chart below illustrates BREIF’s performance relative to its peer group6 during the 6 and 12 month periods ending December 31, 2016 and the Fund’s inception-to-date7. During the second half of 2016,

[1]	BAML Research as of 12/31/16.
[2]	Commercial Mortgage Alert as of 12/31/16.
[3]	BAML and Credit Suisse Research as of 11/21/16 and 12/9/16, respectively.
[4]	Bloomberg as of 12/31/16.
[5]	Goldman Sachs Global Investment Research; “The Mortgage Trader–2016 year in review” (December 2016).
[6]	Peer group selected by Morningstar, Inc. with input from BREIF’s investment manager.
[7]	Inception date of April 1, 2014. Peer Group excludes funds that were launched post BREIF inception.

BREIF I and BREIF II experienced net outflows of $53.8 million and net inflows of $12.7 million, respectively. BREIF I net asset value ended the year at $599,139,112, down 3%, while BREIF II saw its net asset value increase 54% to $307,440,432.

Total Return[8]
	BREIF I	BREIF II		Peer Group[6]
		Advisor - Class I	Institutional - Class II
6 Months	4.31%	4.55%	4.70%	4.61%
12 Months	1.13%	1.60%	1.88%	4.26%
ITD[7]	2.85%	3.36%	3.62%	3.10%

Net Assets
	2015	2016	YE ‘16 vs YE ‘15 Change (%)
Net Asset Value
BREIF I	$620,435,843.00	$599,139,112.00	(3%)
BREIF II	$199,330,286.00	$307,440,432.00	54%

NAV per share
BREIF I	$1,011.56	$959.96	(5%)
BREIF II
Advisor - Class I	$1,009.08	$956.41	(5%)
Institutional - Class II	$1,016.01	$966.22	(5%)

Performance Drivers

BREIF’s investments in fixed rate, post-crisis conduit bonds provided the highest positive return during the 12-month period ended December 31, 2016, as purchases in this sector during the first half of the year began to rally into year-end. BREIF further benefited from investments in single borrower transactions, which provided high current income along with relative price stability. The credit default index (“CDX”) short position underperformed primarily due to a rally in energy markets as CDX was up almost 2.9%9 during the second half of 2016. This position was the main driver of underperformance of the Funds vs its Peer Group over the last twelve months. While CDX may continue to play a role in the Funds’ hedging strategy, we are evaluating additional alternatives to assist in diversifying the hedge.

Portfolio Positioning

Over the second half of the year, the Funds continued to focus on increasing their allocations to underperforming CMBS as the asset class continued to lag the broader markets.

One major area of focus was 2006/2007 legacy CMBS. This sector has emerged as a compelling opportunity for BREIF as investor sentiment has caused specific bonds to drop in price significantly, some by more than 20% since mid-201510. The impending wall of maturities, a limited buyer base and technical selling pressure may continue to create relative value opportunities going forward as more of these bonds may become oversold. BREIF also increased exposure to post-crisis conduit credit. BBB- rated bonds in this sector widened approximately 250bps11 during the first few months of 2016 in spite of improving credit quality due to technical selling pressures. The Funds have historically been under-allocated to this sector since inception.

[6]	Peer group selected by Morningstar, Inc. with input from BREIF’s investment manager.
[7]	Inception date of April 1, 2014. Peer Group excludes funds that were launched post BREIF inception.
[8]	Total return is calculated assuming a purchase of common shares at the opening on the first day and a repurchase at closing on the last day of each period reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the Funds’ dividend reinvestment plan. Total returns do not reflect brokerage commissions or early repurchase reductions, if any.
[9]	Bloomberg as of 12/31/16.
[10]	Thomson Reuters as of 12/31/16.
[11]	Barclays Research as of 12/31/16.

One area that BREIF reduced exposure to was CMBX and CDX derivatives. Based on the technical nature of both products, going forward we intend to use these derivatives on a tactical basis rather than as a core part of the portfolio.

We remain cautious on retail, especially with regards to regional malls. The current portfolio is underweight retail relative to the broader market (12% in BREIF vs ~30% in CMBS on an aggregate basis). BREIF remains overweight to hospitality and multi-family. We believe BREIF is attractively positioned, both in terms of sector selection and credit fundamentals. The portfolio is low duration, at 0.4 years including hedges (3.7 years unhedged), while yielding 7.4% on an unlevered basis. BREIF continues to be heavily weighted to single-asset single-borrower floaters, which are less sensitive to interest rates and are backed by institutional-quality real estate assets. While we remain vigilant regarding certain property types and metropolitan statistical areas, post crisis CMBS 60+ day delinquencies are low at 0.3%12 and commercial real estate fundamentals should remain solid based on Blackstone’s proprietary real estate insights.

Certain statements in this report are forward-looking statements. These forward-looking statements are generally identified by their use of such terms and phrases as “intend,” “goal,” “estimate,” “expect,” “project,” “projections,” “plans,” “seeks,” “anticipates,” “should,” “could,” “may,” “designed to,” “foreseeable future,” “believe,” and “scheduled” and similar expressions. The forward-looking statements and other views expressed herein are those of the investment manager as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

[12]	JPMorgan Research as of 12/31/16.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

Blackstone Real Estate Income Fund II:

We have audited the accompanying statement of assets and liabilities of Blackstone Real Estate Income Fund II (the “Fund”), as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Blackstone Real Estate Income Fund II as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

New York, New York

February 28, 2017

Blackstone Real Estate Income Fund II

Statement of Assets and Liabilities

As of December 31, 2016

Assets:
Investment in Master Fund, at fair value	$317,053,758
Cash	728,000

Total Assets	317,781,758

Liabilities:
Income distribution payable	1,951,881
Payable for shares repurchased	7,509,268
Payable for service fees	22
Payable to Investment Manager	67,754
Subscriptions received in advance	728,000
Accrued expenses	84,401

Total Liabilities	10,341,326

Net Assets	$307,440,432

Components of Net Assets:
Paid-in capital	$319,204,829
Undistributed net investment income	2,854,963
Accumulated net realized loss	(13,788,896)
Unrealized appreciation/depreciation	(830,464)

Net Assets	$307,440,432

Net Asset Value:
Advisor Class I Shares
Net Assets	$54,760
Shares of beneficial interest outstanding, $0.001 par value, unlimited shares authorized	57.256

Net asset value per share	$956.41

Institutional Class II Shares
Net Assets	$307,385,672
Shares of beneficial interest outstanding, $0.001 par value, unlimited shares authorized	318,133

Net asset value per share	$966.22

See Notes to Financial Statements.

Blackstone Real Estate Income Fund II

Statement of Operations

For the Year Ended December 31, 2016

Investment Income:
Interest—fund level	$4,912

Interest allocated from Master Fund	20,323,731
Dividends allocated from Master Fund	615,250

Investment income allocated from Master Fund	20,938,981

Expenses allocated from Master Fund excluding Incentive Fees	(7,613,834)
Incentive Fees allocated from Master Fund	(1,251,849)

Expenses allocated from Master Fund including Incentive Fees	(8,865,683)

Net investment income/loss allocated from Master Fund	12,073,298

Total investment income	12,078,210

Expenses:
Service fees	132
Registration fees	16,759
Printing and postage fees	66,273
Professional fees	67,824
Miscellaneous	110,087

Total expenses	261,075

Expenses recouped by Investment Manager	17,772

Net expenses	278,847

Net investment income	11,799,363

Realized and Unrealized Gain (Loss) Allocated from Master Fund:
Net realized gain (loss) from:
Investments	(972,918)
Securities sold short	1,101,220
Forward foreign currency exchange contracts	14,629
Foreign currency transactions	1,378,167
Swap contracts	(4,376,144)

Net realized loss	(2,855,046)

Net change in unrealized appreciation (depreciation) on:
Investments	(3,882,273)
Securities sold short	2,246,862
Forward foreign currency exchange contracts	3,133,684
Foreign currency translations	(1,247,753)
Swap contracts	(469,531)

Net change in unrealized depreciation	(219,011)

Net realized and unrealized loss	(3,074,057)

Net increase in net assets resulting from operations	$8,725,306

See Notes to Financial Statements.

Blackstone Real Estate Income Fund II

Statement of Changes in Net Assets

	Year Ended 12/31/2016	Year Ended 12/31/2015
Increase in Net Assets
Operations:
Net investment income	$11,799,363	$5,257,802
Net realized gain (loss) on investments, securities sold short, forward foreign currency exchange contracts, foreign currency transactions and swap contracts	(2,855,046)	1,779,498
Net change in unrealized appreciation (depreciation) from investments, securities sold short, forward foreign currency exchange contracts, foreign currency translations and swap contracts	(219,011)	(1,036,209)

Net increase in net assets resulting from operations	8,725,306	6,001,091

Distribution from Net Investment Income to Shareholders:
Advisor Class I Shares	(3,683)	(2,130)
Institutional Class II Shares	(19,717,065)	(5,693,678)
Distribution from Net Realized Capital Gains:
Advisor Class I Shares	—	(270)
Institutional Class II Shares	—	(788,550)

Total distributions to shareholders	(19,720,748)	(6,484,628)

Capital Transactions:
Shareholder subscriptions:
Institutional Class II Shares	117,007,591	101,607,196
Shareholder reinvestments:
Advisor Class I Shares	3,683	2,400
Institutional Class II Shares	16,162,085	4,724,801
Shareholder repurchases:
Institutional Class II Shares	(14,089,070)	(9,258,450)

Net increase in net assets from capital transactions	119,084,289	97,075,947

Early withdrawal fees	21,299	6,198

Net increase in net assets	108,110,146	96,598,608

Net Assets:
Beginning of period	199,330,286	102,731,678

End of period	$307,440,432	$199,330,286

Undistributed net investment income	$2,854,963	$853,544

Advisor Class I Shares
Beginning of period	53	51
Reinvestment in Shares	4	2

End of period	57	53

Institutional Class II Shares
Beginning of period	196,136	102,252
Shares issued for shareholder subscriptions	119,791	98,224
Reinvestment in Shares	16,698	4,610
Shares repurchased	(14,492)	(8,950)

End of period	318,133	196,136

See Notes to Financial Statements.

Blackstone Real Estate Income Fund II

Financial Highlights

(For Shares Outstanding Throughout the Period)

	Advisor—Class I
	Year Ended 12/31/2016	Year Ended 12/31/2015	Year Ended 12/31/2014(a)
Net Asset Value, Beginning of Period	$1,009.08	$1,003.21	$1,000.00
Income From Investment Operations:
Net investment income(b)	42.85	33.25	13.60
Net realized and unrealized gain (loss) from investments	(28.16)	18.85	10.86

Net income from investment operations	14.69	52.10	24.46

Less Distributions:
Distribution of net investment income to shareholders	(67.36)	(41.08)	(21.25)
Distribution of net realized capital gains to shareholders	—	(5.15)	—

Total Distributions	(67.36)	(46.23)	(21.25)

Early Withdrawal Fees	—	—	—

Net Asset Value, End of Period	$956.41	$1,009.08	$1,003.21

Total Return on Net Asset Value	1.60%	5.20%	2.45	%(c)

Ratios to Average Net Assets:
Expenses to average net assets for the Fund before reimbursement from Investment Manager and allocated Incentive Fees	4.33%	4.36%	4.56	%(d)
Allocated Incentive Fees to average net assets of the Fund	0.43%	0.94%	0.54	%(d)

Total expenses to average net assets for the Fund before reimbursement from Investment Manager(e)	4.76%	5.30%	5.10	%(d)

Reimbursement from Investment Manager(f)	(1.11)%	(1.38)%	(1.36	)%(d)

Total expenses to average net assets for the Fund after reimbursement from Investment Manager(e)	3.65%	3.92%	3.74	%(d)

Net investment income gross of Incentive Fees to average net assets for the Fund	4.86%	4.17%	2.34	%(d)

Net investment income to average net assets of the Fund	4.43%	3.23%	1.80	%(d)

Supplementary Data:
Net assets, end of period (in thousands)	$55	$54	$51

Portfolio turnover(g)	26%	41%	31	%(h)

(a)	For the period April 1, 2014 (commencement of investment operations) through December 31, 2014.
(b)	Calculated using average shares outstanding during the period.
(c)	Total Return has not been annualized.
(d)	Financial ratios have been annualized.
(e)	Includes the Fund’s share of the Master Fund’s allocated expenses.
(f)	The reimbursement includes expenses incurred by the Fund and the Master Fund. See Note 4.
(g)	The Fund is invested solely in the Master Fund, therefore this ratio reflects the portfolio turnover for the Master Fund.
(h)	Percentage represents the results for the period presented and are not annualized.

See Notes to Financial Statements.

Blackstone Real Estate Income Fund II

Financial Highlights

(For Shares Outstanding Throughout the Period)

	Institutional—Class II
	Year Ended 12/31/2016	Year Ended 12/31/2015	Year Ended 12/31/2014(a)
Net Asset Value, Beginning of Period	$1,016.01	$1,004.19	$1,000.00
Income From Investment Operations:
Net investment income(b)	43.56	38.21	15.91
Net realized and unrealized gain (loss) from investments	(25.98)	16.54	10.22

Net income from investment operations	17.58	54.75	26.13

Less Distributions:
Distribution of net investment income to shareholders	(67.45)	(38.78)	(21.94)
Distribution of net realized capital gains to shareholders	—	(4.20)	—

Total Distributions	(67.45)	(42.98)	(21.94)

Early Withdrawal Fees	0.08	0.05	—

Net Asset Value, End of Period	$966.22	$1,016.01	$1,004.19

Total Return on Net Asset Value	1.88%	5.46%	2.62	%(c)

Ratios to Average Net Assets:
Expenses to average net assets for the Fund before reimbursement from Investment Manager and allocated Incentive Fees	4.09%	4.11%	4.31	%(d)
Allocated Incentive Fees to average net assets of the Fund	0.47%	0.76%	0.48	%(d)

Total expenses to average net assets for the Fund before reimbursement from Investment Manager(e)	4.56%	4.87%	4.79	%(d)

Reimbursement from Investment Manager(f)	(1.11)%	(1.34)%	(1.36	)%(d)

Total expenses to average net assets for the Fund after reimbursement from Investment Manager(e)	3.45%	3.53%	3.43	%(d)

Net investment income gross of Incentive Fees to average net assets for the Fund	4.92%	4.46%	2.59	%(d)

Net investment income to average net assets of the Fund	4.45%	3.70%	2.11	%(d)

Supplementary Data:
Net assets, end of period (in thousands)	$307,386	$199,276	$102,680

Portfolio turnover(g)	26%	41%	31	%(h)

(a)	For the period April 1, 2014 (commencement of investment operations) through December 31, 2014.
(b)	Calculated using average shares outstanding during the period.
(c)	Total Return has not been annualized.
(d)	Financial ratios have been annualized.
(e)	Includes the Fund’s share of the Master Fund’s allocated expenses.
(f)	The reimbursement includes expenses incurred by the Fund and the Master Fund. See Note 4.
(g)	The Fund is invested solely in the Master Fund, therefore this ratio reflects the portfolio turnover for the Master Fund.
(h)	Percentage represents the results for the period presented and are not annualized.

See Notes to Financial Statements.

Blackstone Real Estate Income Fund II

Notes to Financial Statements

For the Year Ended December 31, 2016

1. Organization

Blackstone Real Estate Income Fund II (the “Fund”), a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), is a continuously offered non-diversified, closed-end management investment company. The Fund commenced investment operations on April 1, 2014. The Fund’s investment objective is to seek long-term total return, with an emphasis on current income, by primarily investing in a broad range of real estate-related debt investments. The Fund pursues its investment objective by investing substantially all of its assets in Blackstone Real Estate Income Master Fund (the “Master Fund”), a Delaware statutory trust registered under the 1940 Act as a closed-end management investment company with the same investment objective and substantially the same investment policies as the Fund.

The investment manager of the Master Fund and the Fund is Blackstone Real Estate Income Advisors L.L.C. (the “Investment Manager”), an investment advisor registered under the Investment Advisers Act of 1940, as amended. The Board of Trustees (the “Board” and each member thereof, a “Trustee”) of the Master Fund and the Fund supervises the conduct of the Master Fund’s and the Fund’s affairs and, pursuant to their investment management agreements, has engaged the Investment Manager to manage the Master Fund’s and the Fund’s day-to-day investment activities and operations.

The Master Fund’s financial statements, which are attached hereto, are an integral part of these financial statements and should be read in conjunction with the Fund’s financial statements. At December 31, 2016, the Fund held a 33% ownership interest in the Master Fund.

2. Summary of Significant Accounting Policies

Basis of Presentation

The Fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and are stated in U.S. dollars.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires the Investment Manager to make estimates and assumptions that affect the amounts in the financial statements and accompanying notes. The Investment Manager believes that the estimates utilized in preparing the financial statements are reasonable and prudent; however, actual results may differ from these estimates.

Investment in Master Fund

The Fund’s investment in the Master Fund is recorded at fair value and is based upon the Fund’s percentage ownership of the net assets of the Master Fund. The performance of the Fund is directly affected by the performance of the Master Fund. See Note 2 to the Master Fund’s Financial Statements for the determination of fair value of the Master Fund’s investments.

Investment Transactions and Related Investment Income and Expense

Investment transactions are accounted for on a trade date basis. The Fund’s net investment income or loss consists of the Fund’s pro rata share of the net investment income or loss of the Master Fund, less all

Blackstone Real Estate Income Fund II

Notes to Financial Statements (Continued)

For the Year Ended December 31, 2016

expenses of the Fund. Realized and unrealized gains and losses from security transactions consist of the Fund’s pro rata share of the Master Fund’s realized and unrealized gains and losses. Class specific shareholder servicing fees are borne by the Advisor Class I Shares. Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to the respective classes daily on the basis of relative net assets.

Cash

Cash and cash equivalents are defined as amounts which are readily converted into cash and highly liquid investments with an original maturity of three months or less when purchased. At December 31, 2016, the Fund held $728,000 at a major U.S. bank.

Contingencies

Under the Fund’s Amended and Restated Agreement and Declaration of Trust (the “Declaration of Trust”), the Fund’s officers and each Trustee are indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund may enter into contracts that contain a variety of representations and indemnification obligations and expects the risk of loss to be remote.

Income Taxes

The Fund’s policy is to comply with the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute all of its investment company net taxable investment income and net capital gain realized on investments to its shareholders. Therefore, no federal income tax provision is required. The Fund plans to file U.S. Federal and various state and local tax returns.

For the open tax years and all major jurisdictions, management of the Fund has concluded that there are no uncertain tax positions that would require recognition in the consolidated financial statements. No income tax returns are currently under examination. The statute of limitations on the Fund’s filed U.S. federal tax returns remains open for the fiscal years ended December 31, 2014 through December 31, 2016.

Dividends and Distributions to Shareholders

Dividends from net investment income are expected to be declared and paid quarterly. Distributions from capital gains are expected to be declared and paid at least annually. Dividends and capital gain distributions paid by the Fund will be reinvested in additional common shares of beneficial interest, par value $0.001 per share, of the Fund (“Shares”), unless a shareholder elects not to reinvest in Shares or is otherwise ineligible. Shares purchased by reinvestment are issued at their net asset value on the next valuation date following the ex-dividend date.

3. Fund Terms

Issuance of Shares

The Fund offers two classes of Shares, Advisor Class I Shares and Institutional Class II Shares on a best efforts basis, pursuant to a continuous offering registered with the Securities and Exchange Commission. In the future, other classes of Shares may be registered and included in the offering. The Fund will issue Shares to eligible investors as of the first business day of the month or at such other times as determined by the Board upon receipt and acceptance of an initial or additional application for Shares. The Fund reserves the

Blackstone Real Estate Income Fund II

Notes to Financial Statements (Continued)

For the Year Ended December 31, 2016

right to reject any applications for subscriptions of Shares. Shares are not subject to a sales load. No public market exists for the Shares, and none is expected to develop. The Shares are subject to restrictions on transferability and resale and may not be transferred or resold except as permitted under the Fund’s Declaration of Trust.

Repurchase of Shares

The Fund may, from time to time, offer to repurchase a portion of its outstanding Shares pursuant to written tenders by shareholders. Repurchases will be made only at such times and on such terms as may be determined by the Board, in its complete and exclusive discretion. Shareholders who tender Shares within the 12 month period following acquisition will be subject to an early withdrawal fee of 2% of the aggregate net asset value of the Shares repurchased by the Fund. The early withdrawal fees for the Fund’s Advisor Class and Institutional Class II Shares for the year ended December 31, 2016 were $21,299. In determining whether the Fund should repurchase Shares from shareholders pursuant to written tenders, the Fund’s Board will consider the Investment Manager’s recommendations. The Investment Manager expects that generally it will recommend to the Fund’s Board that the Fund offer to repurchase Shares from shareholders on a quarterly basis. Since the Fund’s assets will consist primarily of its investment in the Master Fund, the ability of the Fund to have its Shares in the Master Fund repurchased would be subject to the Master Fund’s repurchase policy.

The timing, terms and conditions of any particular repurchase offer may vary at the sole discretion of the Board. Repurchase offers will generally commence approximately 95 days prior to the last day of March, June, September and December each year (each such last date is referred to as a “Tender Valuation Date”) and remain open for approximately 30 calendar days.

4. Investment Manager Fees and Other Related Party Transactions

Management Fee

The Master Fund pays the Investment Manager an aggregate fixed management fee (the “Management Fee”), payable quarterly in arrears on the last Business Day of each quarter. The Management Fee accrues monthly at an annual rate of 1.50% of the Master Fund’s Managed Assets at the end of such month before giving effect to the Management Fee payment being calculated or any purchases or repurchases of Master Fund shares or any distributions by the Master Fund. The Management Fee will reduce the net asset value of the Master Fund (and indirectly, of the Fund) as of the end of the accounting period in which it is payable and after the calculation of the Management Fee. “Managed Assets” is defined as net assets, plus the amount of leverage for investment purposes. The Management Fee for any period less than a full quarter will be prorated. Effective October 1, 2014 through December 31, 2017, the Investment Manager agreed to temporarily reduce its Management Fee to an annualized rate of 0.75% of the Master Fund’s Managed Assets. The Investment Manager may, in its sole discretion and at any time (including prior to December 31, 2017), elect to extend, terminate or modify its voluntary waiver. The Investment Manager will not charge the Fund a Management Fee as long as substantially all of the assets of the Fund are invested in the Master Fund. The Fund indirectly bears a pro rata share of the Master Fund’s Management Fee, which was $2,956,823, net of voluntary waivers, for the year ended December 31, 2016.

Incentive Fee

The Master Fund accrues a performance-based incentive fee (the “Incentive Fee”) on a monthly basis throughout the fiscal year of the Master Fund. The Incentive Fee is paid to the Investment Manager promptly after the end of each fiscal year of the Master Fund. The Incentive Fee is determined as of the end of the

Blackstone Real Estate Income Fund II

Notes to Financial Statements (Continued)

For the Year Ended December 31, 2016

fiscal year in an amount equal to 15% of the amount by which the Master Fund’s Net Capital Appreciation (as defined below) for each Fiscal Period (as defined below) ending within or coterminous with the close of such fiscal year exceeds the balance of the loss carryforward account and any allocated Management Fee expense for such Fiscal Period, without duplication for any Incentive Fees paid during such fiscal year. The Master Fund also pays the Investment Manager the Incentive Fee in the event a Fiscal Period is triggered in connection with a repurchase offer by the Master Fund. For purposes of calculating the Incentive Fee, “Net Capital Appreciation” means, with respect to any Fiscal Period, the difference, if any, between (x) the sum of (i) the value of the Master Fund’s net asset value at the end of that Fiscal Period (prior to the Incentive Fee for such Fiscal Period) increased by the dollar amount of the Master Fund’s interests repurchased during the Fiscal Period (excluding repurchases as of the last day of the Fiscal Period after determination of the Incentive Fee), (ii) the amount of any dividends, distributions or withdrawals paid to shareholders during the Fiscal Period and not reinvested in the Master Fund (excluding any dividends, distributions or withdrawals to be paid as of the last day of the Fiscal Period), and (iii) the Management Fee expense for that Fiscal Period, and (y) the sum of (i) the value of the Master Fund’s net asset value at the beginning of that Fiscal Period (prior to the Management Fee for such Fiscal Period), increased by the dollar amount of the Master Fund’s interests issued during the Fiscal Period (excluding any Shares issued in connection with the reinvestment of dividends and other distributions paid by the Master Fund) and (ii) the amount of any subscriptions to the Master Fund during that Fiscal Period. All calculations of Net Capital Appreciation will be made (without duplication) after deduction of all general, administrative and other operating expenses of the Master Fund (excluding the Incentive Fee) and any amounts necessary, in the Investment Manager’s sole discretion, as appropriate reserves for such expenses. “Fiscal Period” means each twelve-month period ending on the Master Fund’s fiscal year-end, provided that whenever the Master Fund conducts a repurchase offer, each of the periods of time from the last Fiscal Period-end through the effective date of the repurchase offer and the period of time from the effective date of the repurchase offer through the next Fiscal Period-end also constitutes a Fiscal Period. The Investment Manager will not charge the Fund an Incentive Fee as long as substantially all of the assets of the Fund are invested in the Master Fund. The Fund indirectly bears a pro rata share of the Master Fund’s Incentive Fee, which was $1,251,849 for the year ended December 31, 2016.

Expense Limitation and Reimbursement

The Investment Manager has voluntarily entered into an Expense Limitation and Reimbursement Agreement (the “Expense Limitation and Reimbursement Agreement”) with the Fund to limit the amount of the Fund’s Specified Expenses (as defined below) to no more than 0.35% per annum of the Fund’s net assets (the “Expense Cap”) (computed and applied on a monthly basis). Specified Expenses includes all expenses incurred in the business of the Fund and the Fund’s pro rata share of the expenses incurred in the business of the Master Fund, including organizational costs, with the exception of: (i) the Management Fee, (ii) the Incentive Fee, (iii) the Service Fee (as defined below), (iv) brokerage costs, (v) dividend/interest payments (including any dividend payments, interest expenses, commitment fees, or other expenses related to any leverage incurred by the Fund or the Master Fund), (vi) taxes, and (vii) extraordinary expenses (as determined in the sole discretion of the Investment Manager). To the extent that Specified Expenses for the Fund (including the Fund’s pro rata share of the Master Fund’s Specified Expenses) for any month exceed the Expense Cap, the Investment Manager will waive its fees and/or reimburse the Fund for expenses to the extent necessary to eliminate such excess. The Expense Limitation and Reimbursement Agreement cannot be terminated prior to December 31, 2017 without the Board’s consent. The Fund has agreed to repay the amounts borne by the Investment Manager under the Expense Limitation and Reimbursement Agreement within the three year period after the Investment Manager bears the expense, when and if requested by the Investment Manager, but only if and to the extent that the Specified Expenses of the Fund (including the Fund’s pro rata share of the Master Fund’s Specified Expenses) are less than the lower of the Expense Cap and any expense limitation agreement then in effect with respect to the Specified Expenses. The Investment

Blackstone Real Estate Income Fund II

Notes to Financial Statements (Continued)

For the Year Ended December 31, 2016

Manager may recapture a Specified Expense in any year within the three-year period after the Investment Manager bears the expense. The Investment Manager is permitted to receive such repayment from the Fund provided that the reimbursement amount does not raise the level of Specified Expenses of the Fund (including the Fund’s pro rata share of the Master Fund’s Specified Expenses) in the month the repayment is being made to a level that exceeds the Expense Cap or any other expense limitation agreement then in effect with respect to the Specified Expenses.

For the year ended December 31, 2016, the recoupments made by the Fund to the Investment Manager were $17,772. As of December 31, 2016, the total repayments that may potentially be made by the Fund to the Investment Manager is $1,074,578, of which $783,759 will expire December 31, 2017, and $290,819 will expire December 31, 2018.

Distribution Agreement and Service Plan

Blackstone Advisory Partners L.P., an affiliate of the Investment Manager, acts as the distributor of the Shares (the “Distributor”). Pursuant to a distribution agreement between the Fund and the Distributor, the Fund pays the Distributor a shareholder servicing fee (the “Service Fee”) equal to 0.25% (annualized) of the average net assets of the Fund attributable to Advisor Class I Shares, in accordance with the Fund’s Service Plan. The Fund’s Service Fee was $132 for the year ended December 31, 2016.

5. Federal Tax Information

Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences that arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary over-distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Accumulated Net Realized Loss	Undistributed Net Investment Income	Paid-in Capital
$(9,921,878)	$9,922,804	$(926)

U.S. GAAP and tax accounting differences primarily relate to derivative financial instrument transactions, foreign currency transactions, and losses on wash sale transactions.

The tax character of distributions declared to shareholders during the year were as follows:

Ordinary Income (including any net short-term capital gain)	Net Long Term Capital Gain	Total Distributions
$19,720,748	$0	$19,720,748

Blackstone Real Estate Income Fund II

Notes to Financial Statements (Continued)

For the Year Ended December 31, 2016

The tax basis components of distributable earnings of the Fund at its tax year-ended December 31, 2016 were:

Undistributed Ordinary Income	Capital Loss Carryforwards	Net Unrealized Appreciation (Depreciation)
$2,854,963	$(5,960,321)	$(8,659,039)

For the year ended December 31, 2016, the Fund had unused realized capital loss carryforwards of $5,960,321 which, for federal income tax purposes, can be used to offset future realized capital gains indefinitely.

The cost of investments for federal income tax purposes was $325,712,797. At December 31, 2016, net unrealized depreciation for all the Fund’s securities based on tax cost was $8,659,039. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $0 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $8,659,039.

The Fund is subject to authoritative guidance related to the accounting and disclosure of uncertain tax positions under U.S. GAAP. This guidance sets forth a minimum threshold for the financial statement recognition of tax positions taken based on the technical merits of such positions. United States and non-U.S. tax rules (including the interpretation and application of tax laws) are subject to change. The Fund files tax returns and/or adopts certain tax positions in various jurisdictions. Non-U.S. taxes are provided for based on the Fund’s understanding of the prevailing tax rules of the non-U.S. markets in which it invests. Recently enacted tax rules, including interpretations of tax laws (e.g., regulations pertaining to the U.S. Foreign Account Tax Compliance Act) and proposed legislation currently under consideration in various jurisdictions, including the U.S., might affect the way the Fund and its investors are taxed prospectively and/ or retroactively. Prior to the expiration of the relevant statutes of limitations, if any, the Fund is subject to examination by U.S. federal, state, local and non-U.S. jurisdictions with respect to the tax returns it has filed and the tax positions it has adopted. The Fund’s U.S. federal income tax returns are generally subject to examination by the Internal Revenue Service for a period of three years after they are filed. State, local and/ or non-U.S. tax returns and/or other filings may be subject to examination for different periods, depending upon the tax rules of each applicable jurisdiction.

6. Administration Agreements

The Master Fund and the Fund have entered into administration, custody and transfer agency agreements (the “Administration Agreements”) with State Street Bank and Trust Company (“State Street”). State Street and/ or its affiliates are responsible for providing administration, custody and transfer agency services for the Master Fund and the Fund, including, but not limited to: (i) maintaining corporate and financial books and records of the Master Fund and the Fund, (ii) providing administration services and (iii) performing other accounting and clerical services necessary in connection with the administration of the Master Fund and the Fund. The services performed by State Street may be completed by one or more of its affiliated companies.

7. Financial Instruments and Off-Balance Sheet Risk

Market Risk: In the normal course of business, the Master Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Master Fund may

Blackstone Real Estate Income Fund II

Notes to Financial Statements (Continued)

For the Year Ended December 31, 2016

decline in response to certain events, including those directly involving the companies whose securities are owned by the Master Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations.

Derivatives Risks: The Master Fund enters into derivatives transactions which may include, without limitation, options contracts, futures contracts, options on futures contracts, forward contracts, interest rate swaps, total return swaps, credit default swaps and other swap agreements for investment, hedging or leverage purposes. The Master Fund’s use of derivative instruments may be particularly speculative and involves investment risks and transaction costs to which the Master Fund would not be subject absent the use of these instruments, and the use of derivatives generally involves leverage in the sense that the investment exposure created by the derivatives may be significantly greater than the Master Fund’s initial investment in the derivatives. Thus, the use of derivatives may result in losses in excess of principal or greater than if they had not been used. The ability to successfully use derivative instruments depends on the ability of the Investment Manager. The skills needed to employ derivatives strategies are different from those needed to select portfolio security and, in connection with such strategies, the Investment Manager must make predictions with respect to market conditions, liquidity, currency movements, market values, interest rates and other applicable factors, which may be inaccurate.

Credit and Counterparty Risk: The Master Fund will be subject to credit risk with respect to the counterparties to its derivatives contracts (whether a clearing corporation in the case of exchange-traded instruments or another third party in the case of over-the-counter (“OTC”) instruments entered into by the Master Fund. Counterparty risk is the risk that the other party in a derivative transaction will not fulfill its contractual obligation. Changes in the credit quality of the companies that serve as the Master Fund’s counterparties with respect to their derivative transactions will affect the value of those instruments. By entering into derivatives, the Master Fund assumes the risks that theses counterparties could experience financial hardships that could call into question their continued ability to perform their obligations. As a result, concentration of such derivatives in any one counterparty would subject the Master Fund to an additional degree of risk with respect to defaults by such counterparty. The Investment Manager will monitor the creditworthiness of counterparties in order to evaluate that such counterparties can perform their obligations under the relevant agreements. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Master Fund may experience significant delays in obtaining any recovery under the derivative contract in a dissolution, assignment for the benefit of creditors, liquidation, winding-up, bankruptcy or other analogous proceeding. In addition, in the event of the insolvency of a counterparty to a derivative transaction, the derivative contract would typically be terminated at its fair market value. If the Master Fund is owed this fair market value in the termination of the derivative contract and its claim is unsecured, the Master Fund will be treated as a general creditor of such counterparty, and will not have any claim with respect to the underlying security. The Master Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

Currently, certain categories of interest rate and credit default swaps are subject to mandatory clearing, and more are expected to be cleared in the future. The counterparty risk for cleared derivatives is generally lower than for uncleared OTC derivative transactions because generally a clearing organization becomes substituted for each counterparty to a cleared derivative contract and, in effect, guarantees the parties’ performance under the contract as each party to a trade looks only to the clearing house for performance of financial obligations. However, there can be no assurance that a clearing house, or its members, will satisfy the clearing house’s obligations to the Master Fund. Counterparty risk with respect to certain exchange-traded and over-the counter derivatives may be further complicated by recently enacted U.S. financial reform legislation. Cash collateral that has been pledged to cover obligations of the Master Fund under derivative financial instrument contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Blackstone Real Estate Income Fund II

Notes to Financial Statements (Continued)

For the Year Ended December 31, 2016

Liquidity Risk: Some securities held by the Master Fund may be difficult to sell, or illiquid, during times of market turmoil or otherwise. Illiquid securities may also be difficult to value. If the Master Fund is forced to sell an illiquid asset to meet repurchase requests or other cash needs, the Master Fund may be forced to sell at a loss or at a price lower than it could have otherwise received.

Non-Diversification Risk: The Master Fund is classified as a “non-diversified” investment company which means that the percentage of its assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. As a result, the Master Fund’s investment portfolio may be subject to greater risk and volatility than if investments had been made in the securities of a broad range of issuers.

Additional risks associated with each type of investment are described within the respective security type notes. The Fund’s prospectus includes a discussion of the principal risks of investing in the Fund and indirectly in the Master Fund.

8. Fair Value Measurements

ASC Topic 820, Fair Value Measurement, (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. See the Master Fund’s financial statements for disclosure relating to ASC 820 and the classification of investments held by the Master Fund at December 31, 2016.

9. Subsequent Events

The Investment Manager has evaluated the impact of subsequent events through the date of financial statement issuance, and determined there were no subsequent events outside the normal course of business requiring adjustment to or disclosure in the financial statements.

Blackstone Real Estate Income Fund II

Supplemental Information

December 31, 2016 (Unaudited)

Form N-Q Filings

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information regarding operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Holdings and allocations shown on any Form N-Q are as of the date indicated in the filing and may not be representative of future investments. Holdings and allocations should not be considered research or investment advice and should not be relied upon in making investment decisions.

Proxy Voting Policies

The Fund and the Master Fund have delegated proxy voting responsibilities to the Investment Manager, subject to the Board’s general oversight. A description of the policies and procedures used to vote proxies related to the Fund’s and the Master Funds’ portfolio securities, and information regarding how the Fund and Master Fund voted proxies relating to their portfolio securities during the most recent 12-month period ended December 31 is available (1) without charge, upon request, by calling toll free, 1-800-248-1621 and (2) on the SEC’s website at http://www.sec.gov.

Additional Information

The Fund’s registration statement includes additional information about the Trustees of the Master Fund. The registration statement is available, without charge, upon request by calling 1-855-890-7725.

Board Approval of the Continuance of the Investment Management Agreements

At a joint meeting (the “Meeting”) of the Boards of Trustees (collectively, the “Board” or the “Trustees”) of the Blackstone Real Estate Income Master Fund (the “Master Fund”), Blackstone Real Estate Income Fund (“BREIF I”) and Blackstone Real Estate Income Fund II (“BREIF II”; together with BREIF I, the “Feeder Funds”; and collectively with BREIF I and the Master Fund, the “Funds”) held in person on November 17, 2016, the Board, including the members who are not considered to be “interested persons” under the 1940 Act (the “Independent Trustees”), considered and unanimously approved the continuation of the Investment Management Agreements (the “Feeder Agreements”) between each Feeder Fund and Blackstone Real Estate Income Advisors L.L.C. (“BREIA”) and the continuation of the Investment Management Agreement (the “Master Agreement” and, with the Feeder Agreements, the “Agreements”) between the Master Fund and BREIA.

The Board received and considered information (the “Contract Renewal Information”) regarding the nature, extent, and quality of services provided to the Funds by BREIA under the respective Agreements, certain portions of which are discussed below. In addition to the Contract Renewal Information, the Board received performance and other information throughout the year related to the services provided by BREIA to the Funds. The Board’s evaluation took into account the information received throughout the year and also reflected the knowledge and familiarity gained as members of the Board with respect to the services provided to the Funds by BREIA. The membership of the Boards of Trustees of the Funds is identical.

At the meeting, there was a discussion regarding the Contract Renewal Information, the terms of the Agreements, the operations of the Funds, and other relevant considerations. Prior to the meeting, the Board received a memorandum prepared by counsel to the Funds discussing its responsibilities in connection with the proposed continuation of the Agreements and the Independent Trustees separately received a memorandum as to their responsibilities in this regard from their independent counsel. The Independent Trustees met in executive session with their independent counsel at which no representatives of BREIA or Fund management were present and discussed the proposed continuation of each Agreement in light of their responsibilities. In evaluating the Agreements, the Board took into account the “master-feeder” structure and the fact that BREIA serves as investment adviser to each Fund but receives a management fee only from the Master Fund but that each Feeder Fund, as a shareholder of the Master Fund, indirectly pays a portion of the management fee paid by the Master Fund to BREIA. Following this discussion, the Board, including all of the Independent Trustees, determined to renew each Agreement for a term of one year on the basis of the following factors, among others:

Nature, Extent, and Quality of the Services

The Trustees reviewed the investment objectives and policies of the Funds with BREIA and the qualifications, backgrounds and responsibilities of the senior personnel of the Funds, including BREIA’s portfolio management team, that were primarily responsible for the day-to-day management of the Funds. The Board noted that the Feeder Funds pursue their investment objectives through the investment of substantially all of their investable assets in the Master Fund as part of a “master-feeder” structure. The Trustees also discussed BREIA’s operations and financial condition, including BREIA’s: (1) ability to retain key personnel; (2) focus on analysis of real estate securities and real estate investments; (3) investment approach and commitment to investment principles; (4) investment in and commitment to personnel, including additional hiring and extensive training, and infrastructure, including research, risk management, and portfolio management analytics; (5) compliance efforts; (6) oversight of and distribution of the Funds’ shares; and (7) coordination and oversight of, and interaction with, service providers. The Board also noted that BREIA provides the Funds with regulatory, compliance and certain administrative services, office facilities and officers (including the chief executive, chief financial, chief operating, chief legal and chief compliance officers).

In reaching its determinations regarding continuation of each Feeder Fund’s Agreement, the Board took into account that such Feeder Fund’s shareholders, in pursuing their investment goals and objectives, likely considered the reputation and the investment style, philosophy and strategy of BREIA, as well as the resources available to BREIA, in purchasing their shares.

Fund Performance

The Board, including the Independent Trustees, received and considered information prepared by Morningstar, Inc. (“Morningstar”), an independent provider of investment research, about performance information of the Funds (net of fees and expenses) for the 1-year and inception to date periods ended September 30, 2016 as compared to (a) a group of ten peer funds selected by Morningstar in consultation with BREIA from the open-end, listed closed-end, and hedge fund universes (the “Morningstar-prepared peer group”), and (b) a custom index (the “custom benchmark”) provided by BREIA. In addition, the Board considered information about performance risk measurements of the Funds and the Morningstar-prepared peer group, such as (1) annualized return, (2) standard deviation and (3) Sharpe ratio. The Board noted that the net performance return of each Feeder Fund ranked in the fourth quartile within the Morningstar-prepared peer group for the 1-year period ended September 30, 2016 and ranked in the third quartile in the Morningstar-prepared peer group for the inception to date period ended such date. In these rankings, the first quartile represents funds with the best performance and the fourth quartile represents funds with the poorest performance. The Board considered BREIA’s advice that the investment strategy for the Master Fund and, indirectly, the Feeder Funds through their investments in the Master Fund, particularly their CMBS exposure, is relatively unique compared to the rest of the small Morningstar-prepared peer group, making meaningful performance comparisons difficult. In discussing the Funds’ performance relative to the Morningstar-prepared peer group, BREIA noted, among other things, that the Master Fund’s allocation to CMBS, which performed poorly in 2016, was significantly higher than the average CMBS exposure of the other Morningstar-prepared peer group funds. BREIA also noted that the Master Fund, unlike some funds in the Morningstar-prepared peer group, hedges its interest rate exposure, a strategy that impaired performance for the 1-year period ended September 30, 2016. In addition to the Funds’ performance relative to the Morningstar-prepared peer group, the Board considered each Fund’s performance in absolute terms and relative to the custom benchmark. The Contract Renewal Information reported that the Feeder Funds each outperformed the custom benchmark for the 1-year and inception to date periods.

Based on the reviews and discussions of the Funds’ performance and considering other relevant factors, including those noted above, the Board concluded that, under the circumstances, continuation of each Fund’s Agreement for an additional period of one year would be consistent with the interests of the Fund and its shareholders.

Fees and Expenses

The Board noted BREIA’s prior advice and continuing belief that the nature of the master-feeder structure requires the Board to examine the combined services to each Feeder Fund and the Master Fund in order to evaluate the management fee. The Board noted that for its services under the Master Fund Agreement, BREIA receives a management fee and also may receive an incentive fee. So long as substantially all of its investable assets are invested in the Master Fund, each Feeder Fund does not directly pay a management fee to BREIA but indirectly pays its proportionate share of the Master Fund management fee and any incentive fee as a Master Fund shareholder. The Board also noted that each Feeder Fund not only incurs and pays its own direct operating expenses but also indirectly pays its share of the operating expenses of the Master Fund.

The Board, including the Independent Trustees, compared the fees and expense ratios of the Funds (before and after any fee waivers and expense reimbursements) for the year ended September 30, 2016 against fees and expense ratios of the Morningstar-prepared peer group. Specifically, the Board considered data based on information provided by Morningstar indicating that (1) the net expense ratio of the Master Fund and BREIF II each was ranked in the third quartile of the Morningstar-prepared peer group and was worse than the median expense ratio while the net expense ratio of BREIF I each was ranked in the fourth quartile of the Morningstar-prepared peer group and also was worse than the peer group’s median expense ratio; and (2) the gross expense ratio and the management fee rate (before waivers) of each Fund was ranked in the fourth quartile of the Morningstar-prepared peer group and was worse than the median net management fee rate. In these rankings, expense components that are ranked in the first quartile are lowest, and therefore best, and the expense components ranked in the fourth quartile are highest, and therefore worst. The Board noted that the small number and disparate types of funds in the Morningstar-prepared peer group and the Funds’ master-feeder structure made meaningful expense comparisons difficult. The Board noted that BREIA had agreed to limit certain specified expenses (“Specified Expenses”) of the Feeder Funds (the “Expense Cap”) to no more than 0.35% per annum of the Funds’ net assets pursuant to an Expense Limitation and Reimbursement Agreement (the “Expense Limitation Agreement”), and had voluntarily implemented a reduction of its management fee (the “Fee Waiver”) to an annualized rate of 0.75% of the Feeder Funds’ or the Master Fund’s managed assets, as the case may be, from October 1, 2014 to December 31, 2016. At the Meeting, the Board was advised by BREIA that the Expense Limitation Agreement and Fee Waiver would be extended to December 31, 2017. Under the Expense Limitation Agreement, BREIA may be reimbursed for any amount borne thereunder within three years after the year in which BREIA incurred the expense, if and when requested by BREIA, but only to the extent the expenses of the Feeder Funds (including the Funds’ pro rata share of the Master Fund’s specified expenses) are less than the lower of the Expense Cap or any expense limitation agreement then in effect with respect to the Specified Expenses. Any such reimbursement may not raise the level of Specified Expenses of the Feeder Funds (including the Feeder Funds’ pro rata share of the Master Fund’s specified expenses) in the month of repayment to exceed the Expense Cap. Any such recapture or reimbursement is hereinafter referred to as an “Expense Recovery.”

Taking all of the above into consideration, the Board determined that the management fees of the Funds were reasonable in light of the nature, extent, and overall quality of the investment management and other services provided to the Funds under the Agreements.

The Board also considered information regarding fees charged by the Investment Manager’s affiliates to other clients investing primarily in asset classes similar to that of the Funds, and noted that such fees were comparable to those of the Funds. The Board considered the fee comparisons in light of the different services provided in managing these other types of clients, noting in particular that such clients are not subject to heightened regulatory requirements that apply to the Funds.

Profitability

As part of the Contract Renewal Information, the Board received information from BREIA as to the profitability of its relationship with the Funds from the Funds’ inception until December 31, 2015, for the full year 2015 and from January 1, 2016 to September 30, 2016. In analyzing the profitability of BREIA, the Trustees considered the resources that BREIA had devoted to, and has available to support, its activities in respect of the Funds. The Trustees reviewed profitability data provided by BREIA showing revenues (including management fees net of waiver and incentive fees) and overhead expenses (including explanations of expense allocations) of each Feeder Fund (showing its proportional share of management fees and incentive fees paid by the Master Fund) separately and on a combined basis. The profitability information provided by BREIA to the Board as part of the Contract Renewal Information indicated BREIA’s profitability from its relationships with the Funds, and each Fund, was at a level not regarded by the Board as excessive in light of judicial guidance and the nature, extent, and overall quality of its services to the Funds. The Board of each Feeder Fund noted that the Expense Limitation Agreement and Fee Waiver each is scheduled to expire on December 31, 2017 and that expiration of either or both would impact BREIA’s subsequent profitability level and also that BREIA’s reported profitability from the Feeder Fund could be increased in the event of a subsequent Expense Recovery.

Economies of Scale

The Trustees discussed various financial and economic considerations relating to the arrangements with BREIA, including economies of scale. While noting that the management fees for each Fund would not decrease as the level of Fund assets increased, the Trustees concluded that the management fees continue to reflect the Funds’ complex operations and the nature, extent, and quality of the investment management and other services provided by BREIA. The Board noted that the Feeder Funds do not pay any management fee directly to BREIA, but indirectly pay their proportionate share of the management fee (and any incentive fee)

paid to BREIA by the Master Fund. The Board noted that it will have the opportunity to periodically reexamine whether any Fund has achieved economies of scale, as well as the appropriateness of management fees payable to BREIA, in the future.

Other Benefits

The Trustees discussed other benefits that BREIA may receive from the Funds. The Trustees noted that BREIA indicated it does not receive significant ancillary benefits as a result of its relationship with the Funds and that BREIA does not realize or utilize “soft dollar” benefits from its relationship with the Funds. The Board concluded that other benefits derived by BREIA from its relationship with the Funds, to the extent such benefits were identifiable or determinable, were reasonable in light of the nature, quality and scope of investment management and other services provided to the Funds by BREIA and the costs of providing such services.

Conclusion

The Board, including all of the Independent Trustees, in light of the foregoing and other factors that the Board deemed relevant, determined that continuation of each Fund’s Agreement would be in the interests of the Fund and its shareholders and unanimously voted to continue the Agreements for a period of one additional year. No single factor was identified by the Board as the principal factor in determining whether to approve continuation of each of the Agreements and each Board member may have attributed different weights to various factors. The Independent Trustees were represented by separate legal counsel throughout the process. Prior to voting, the Independent Trustees discussed the proposed continuation of each Agreement in a private session with their independent counsel at which no representatives of BREIA were present.

Blackstone

Blackstone Registered Funds

Privacy Notice

Rev August, 2015

FACTS	WHAT DO BLACKSTONE REGISTERED FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

∎     Social Security number and income

∎     Assets and investment experience

∎     Risk tolerance and transaction history

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Blackstone Registered Funds (as defined below) choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do Blackstone Registered Funds share?	Can you limit this sharing?

For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No

For our marketing purposes— to offer our products and services to you	Yes	No

For joint marketing with other financial companies	No	We don’t share

For our affiliates’ everyday business purposes— information about your transactions and experiences	No	We don’t share

For our affiliates’ everyday business purposes— information about your creditworthiness	No	We don’t share

For our affiliates to market to you	No	We don’t share

For nonaffiliates to market to you	No	We don’t share

Questions?	Email us at GLB.privacy@blackstone.com

Who we are
Who is providing this notice?	Blackstone Registered Funds include Blackstone Alternative Alpha Fund, Blackstone Alternative Alpha Fund II, Blackstone Real Estate Income Fund, Blackstone Real Estate Income Fund II, Blackstone Alternative Investment Funds, on behalf of its series Blackstone Alternative Multi-Manager Fund and Blackstone Alternative Multi-Strategy Fund, and the GSO Funds, consisting of Blackstone / GSO Senior Floating Rate Term Fund, Blackstone / GSO Long-Short Credit Income Fund and Blackstone / GSO Strategic Income Fund
What we do
How do Blackstone Registered Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How do Blackstone Registered Funds collect my personal information?

We collect your personal information, for example, when you:

∎     open an account or give us your income information

∎     provide employment information or give us your contact information

∎     tell us about your investment or retirement portfolio

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

∎     sharing for affiliates’ everyday business purposes—information about your creditworthiness

∎     affiliates from using your information to market to you

∎     sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

What happens when I limit sharing for an account I hold jointly with someone else?	Your choices will apply to everyone on your account—unless you tell us otherwise.
Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

∎     Our affiliates include companies with a Blackstone name and financial companies such as GSO Capital Partners LP and Strategic Partners Fund Solutions.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ∎ Blackstone Registered Funds do not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ∎ Our joint marketing partners include financial services companies.
Other important information

California Residents—In accordance with California law, we will not share information we collect about California residents with nonaffiliates except as permitted by law, such as with the consent of the customer or to service the customer’s accounts. We will also limit the sharing of information about you with our affiliates to the extent required by applicable California law.

Vermont Residents—In accordance with Vermont law, we will not share information we collect about Vermont residents with nonaffiliates except as permitted by law, such as with the consent of the customer or to service the customer’s accounts. We will not share creditworthiness information about Vermont residents among Blackstone Registered Funds’ affiliates except with the authorization or consent of the Vermont resident.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Investors and Board of Trustees of

Blackstone Real Estate Income Master Fund:

We have audited the accompanying consolidated statement of assets and liabilities of Blackstone Real Estate Income Master Fund and Subsidiary (the “Fund”), including the consolidated schedule of investments, as of December 31, 2016, and the related consolidated statements of operations and cash flows for the year then ended, the consolidated statement of changes in net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian, brokers, and agent banks; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements and consolidated financial highlights referred to above present fairly, in all material respects, the financial position of Blackstone Real Estate Income Master Fund and Subsidiary as of December 31, 2016, the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

New York, New York

February 28, 2017

Blackstone Real Estate Income Master Fund

Consolidated Schedule of Investments

December 31, 2016

Portfolio Composition	Percentage of Total Net Assets
Commercial Mortgage-Backed Securities	105.2%
Interest Only Commercial Mortgage-Backed Securities(1)	0.0
Mezzanine Debt	18.5
High Yield Bonds & Notes	3.4
Mutual Fund—Money Market Fund	5.6
Securities Sold Short	(25.8)
Other Liabilities in Excess of Other Assets(2)	(6.9)

Total	100.0%

(1)	Represents less than 0.1%
(2)	Assets, other than investments in securities, net of other liabilities. See Consolidated Statement of Assets and Liabilities.

See Consolidated Notes to Financial Statements.

Blackstone Real Estate Income Master Fund

Consolidated Schedule of Investments

December 31, 2016

	Principal Amount	Value

LONG-TERM INVESTMENTS — 127.1%
COMMERCIAL MORTGAGE-BACKED SECURITIES — 105.2%
American Homes 4 Rent, Series 2014-SFR2, Class E, 6.23%, 10/17/36 (a),(b),(c)	$12,573,000	$13,034,650
American Homes 4 Rent, Series 2014-SFR3, Class E, 6.42%, 12/17/36 (a),(c)	7,902,000	8,339,865
American Homes 4 Rent, Series 2015-SFR1, Class E, 5.64%, 04/17/52 (a),(c)	10,071,000	10,044,544
American Homes 4 Rent, Series 2015-SFR2, Class E, 6.07%, 10/17/45 (a),(b)	4,857,000	4,985,323
Banc of America Merrill Lynch, Series 2014-FL1, Class E, 1 mo. USD LIBOR + 5.50%, 6.20%, 12/15/31 (a),(c),(d)	9,361,000	8,602,579
Banc of America Merrill Lynch, Series 2014-FRR5, Class A714, 0.00%, 01/27/47 (a),(b),(e)	14,843,755	11,464,976
Banc of America Merrill Lynch,
Series 2014-INLD, Class E, 1 mo. USD LIBOR + 3.34%, 3.88%, 12/15/29 (a),(c),(d)	9,030,000	8,782,128
Series 2014-INLD, Class F, 1 mo. USD LIBOR + 2.53%, 3.07%, 12/15/29 (a),(b),(c),(d)	45,859,000	42,930,463
Banc of America Merrill Lynch, Series 2015-ASHF, Class F, 1 mo. USD LIBOR + 5.00%, 5.70%, 01/15/28 (a),(c),(d)	8,915,000	8,797,065
Barclays Commercial Mortgage,
Series 2015-RRI, Class E, 1 mo. USD LIBOR + 3.60%, 4.30%, 05/15/32 (a),(c),(d)	26,904,000	26,452,311
Series 2015-RRI, Class F, 1 mo. USD LIBOR + 4.45%, 5.15%, 05/15/32 (a),(b),(c),(d)	26,137,000	25,577,470
BBCMS Trust, Series 2015-STP, Class E, 4.43%, 09/10/28 (a),(b),(c),(d)	14,884,000	13,947,395
BHMS Mortgage Trust,
Series 2014-ATLS, Class BFX, 4.24%, 07/05/33 (a),(b),(c)	11,129,100	10,983,987
Series 2014-ATLS, Class EFL, 1 mo. USD LIBOR + 4.00%, 4.63%, 07/05/33 (a),(c),(d)	10,000,000	9,735,611
CD Commercial Mortgage Trust, Series 2016-CD2, Class D, 2.78%, 11/10/49 (a),(b),(d)	7,379,000	5,277,158
CFCRE Commercial Mortgage Trust, Series 2016-C7, Class D, 4.44%, 12/10/54 (a),(b)	1,260,000	972,823
Citigroup Commercial Mortgage Trust, Series 2012-GC8, Class E, 4.88%, 09/10/45 (a),(c),(d)	6,296,926	5,005,708
Citigroup Commercial Mortgage Trust, Series 2013-GC11, Class D, 4.46%, 04/10/46 (a),(b),(d)	2,824,000	2,547,060
Citigroup Commercial Mortgage Trust, Series 2013-GC17, Class D, 5.10%, 11/10/46 (a),(b),(d)	3,108,000	2,767,057
Citigroup Commercial Mortgage Trust, Series 2016, Class P5, 3.00%, 10/10/49 (a),(b)	3,024,000	1,995,725
Citigroup Commercial Mortgage Trust, Series 2016-P6, Class D, 3.25%, 12/10/49 (a)	1,208,000	827,447

See Consolidated Notes to Financial Statements.

Blackstone Real Estate Income Master Fund

Consolidated Schedule of Investments (Continued)

December 31, 2016

	Principal Amount	Value
Colony American Homes, Series 2014-1A, Class E, 1 mo. USD LIBOR + 2.80%, 3.79%, 05/17/31 (a),(b),(c),(d)	$11,939,830	$11,878,342
Colony Starwood Homes Trust, Series 2016-1A, Class E, 1 mo. USD LIBOR + 4.15%, 4.89%, 07/17/33 (a),(d)	6,295,000	6,386,104
Commercial Mortgage Trust, Series 2006-CD3 SEQ, Class AJ, 5.69%, 10/15/48 (b)	20,000,000	11,140,074
Commercial Mortgage Trust,
Series 2012-CR5, Class E, 4.33%, 12/10/45 (a),(b),(d)	1,900,000	1,692,695
Series 2012-CR5, Class F, 4.33%, 12/10/45 (a),(c),(d)	12,489,160	9,601,791
Commercial Mortgage Trust, Series 2013-CR11, Class D, 5.17%, 10/10/46 (a),(b),(d)	1,617,000	1,482,724
Commercial Mortgage Trust,
Series 2013-CR8, Class D, 3.96%, 06/10/46 (a),(b),(c),(d)	17,866,000	15,161,992
Series 2013-CR8, Class E, 3.96%, 06/10/46 (a),(b),(c),(d)	10,522,000	7,375,717
Commercial Mortgage Trust, Series 2013-LC13, Class D, 5.04%, 08/10/46 (a),(b),(d)	2,218,000	2,034,873
Commercial Mortgage Trust, Series 2014-CR15, Class D, 4.76%, 02/10/47 (a),(b),(d)	1,012,000	891,935
Commercial Mortgage Trust,
Series 2014-CR17, Class D, 4.80%, 05/10/47 (a),(b),(d)	4,008,000	3,540,445
Series 2014-CR17, Class E, 4.80%, 05/10/47 (a),(b),(d)	8,387,000	6,138,307
Commercial Mortgage Trust,
Series 2014-FL5, Class KH1, 1 mo. USD LIBOR + 3.65%, 4.35%, 08/15/31 (a),(b),(d)	16,445,000	14,950,835
Series 2014-FL5, Class KH2, 1 mo. USD LIBOR + 4.50%, 5.20%, 08/15/31 (a),(b),(d)	10,598,000	9,229,280
Commercial Mortgage Trust, Series 2014-UBS5, Class D, 3.50%, 09/10/47 (a),(b)	2,006,000	1,381,099
Commercial Mortgage Trust, Series 2014-UBS6, Class E, 4.46%, 12/10/47 (a),(b),(d)	9,693,000	6,570,819
Commercial Mortgage Trust,
Series 2015-CR23, Class CMD, 3.68%, 05/10/48 (a),(c),(d)	12,898,000	12,013,725
Series 2015-CR23, Class CME, 3.68%, 05/10/48 (a),(c),(d)	15,044,000	13,344,717
Commercial Mortgage Trust, Series 2015-CR24, Class D, 3.46%, 08/10/48 (b),(d)	5,125,000	3,729,235
Commercial Mortgage Trust, Series 2015-CR25, Class D, 3.80%, 08/10/48 (b),(d)	1,243,000	924,143
Commercial Mortgage Trust, Series 2015-CR26, Class D, 3.49%, 10/10/48 (b),(d)	4,704,000	3,221,026
Commercial Mortgage Trust, Series 2016-CD1, Class D, 2.77%, 08/10/49 (a),(b),(d)	1,456,000	1,048,957
Commercial Mortgage Trust, Series 2016-COR1, Class D, 3.40%, 10/10/49 (a),(c),(d)	9,479,000	6,553,858
Commercial Mortgage Trust, Series 2016-CR28, Class D, 3.90%, 02/10/49 (b),(d)	1,447,000	1,122,744

See Consolidated Notes to Financial Statements.

Blackstone Real Estate Income Master Fund

Consolidated Schedule of Investments (Continued)

December 31, 2016

	Principal Amount	Value
Credit Suisse Mortgage Trust, Series 2006-C5, Class AJ, 5.37%, 12/15/39 (b)	$8,391,245	$7,940,272
Credit Suisse Mortgage Trust, Series 2014-USA, Class E, 4.37%, 09/15/37 (a),(b)	8,115,000	6,799,843
Credit Suisse Mortgage Trust, Series 2015-CSMC, Class E, 1 mo. USD LIBOR + 4.15%, 4.85%, 03/15/28 (a),(c),(d)	26,859,000	26,610,721
Cress Ltd.,
Series 2008, Class B, 1.48%, 12/21/42 (a),(d)	11,022,607	10,113,242
Series 2008, Class C, 1.33%, 12/21/42 (d)	7,500,000	5,390,250
Series 2008, Class D, 1.48%, 12/21/42 (a),(d)	4,219,000	1,874,249
Series 2008, Class E, 1.73%, 12/21/42 (d)	5,156,000	1,321,122
Series 2008, Class F, 2.08%, 12/21/42 (d)	19,985,924	2,123,305
Equity Mortgage Trust, Series 2014-INNS, Class F, 1 mo. USD LIBOR + 3.90%, 4.55%, 05/08/31 (a),(b),(c),(d)	24,443,000	23,500,666
FREMF Mortgage Trust,
Series 2015-K50, Class B, 3.78%, 10/25/48 (a),(c),(d)	5,000,000	4,816,279
Series 2015-K50, Class C, 3.78%, 10/25/48 (a),(b),(d)	3,704,000	3,054,972
FREMF Mortgage Trust, Series 2015-K51, Class C, 3.95%, 10/25/48 (a),(c),(d)	8,226,000	6,785,869
FREMF Mortgage Trust, Series 2015-K720, Class B, 3.39%, 07/25/22 (a),(b),(d)	2,493,000	2,409,275
FREMF Mortgage Trust, Series 2015-K721, Class B, 3.56%, 11/25/47 (a),(c),(d)	13,000,000	12,645,979
FREMF Mortgage Trust,
Series 2016-K53, Class B, 4.02%, 03/25/49 (a),(b),(d)	2,057,000	1,991,000
Series 2016-K53, Class C, 4.02%, 03/25/49 (a),(b),(c),(d)	12,348,000	10,114,748
FREMF Mortgage Trust,
Series 2016-K54, Class B, 4.05%, 02/25/26 (a),(c),(d)	5,339,000	5,212,728
Series 2016-K54, Class C, 4.05%, 02/25/26 (a),(b),(c),(d)	12,835,000	10,511,089
FREMF Mortgage Trust,
Series 2016-K55, Class B, 4.16%, 04/25/49 (a),(c),(d)	5,291,000	5,196,186
Series 2016-K55, Class C, 4.16%, 04/25/49 (a),(c),(d)	4,706,000	3,873,704
FREMF Mortgage Trust,
Series 2016-K56, Class B, 3.94%, 06/25/49 (a),(b),(d)	2,664,000	2,463,689
Series 2016-K56, Class C, 3.94%, 06/25/49 (a),(b),(d)	1,658,000	1,340,217
FREMF Mortgage Trust, Series 2016-K57, Class C, 3.92%, 08/25/49 (a),(b),(d)	2,324,000	1,858,573
FREMF Mortgage Trust, Series 2016-K58, Class C, 3.74%, 09/25/49 (a),(b),(d)	2,226,000	1,761,465
FREMF Mortgage Trust,
Series 2016-K59, Class B, 3.58%, 11/25/49 (a),(b),(d)	955,000	851,455
Series 2016-K59, Class C, 3.58%, 11/25/49 (a),(b),(d)	955,000	736,767
FREMF Mortgage Trust,
Series 2016-K60, Class B, 3.54%, 12/25/49 (a),(b),(d)	1,342,000	1,194,884
Series 2016-K60, Class C, 3.54%, 12/25/49 (a),(b),(d)	1,744,000	1,365,223

See Consolidated Notes to Financial Statements.

Blackstone Real Estate Income Master Fund

Consolidated Schedule of Investments (Continued)

December 31, 2016

	Principal Amount	Value
FREMF Mortgage Trust,
Series 2016-K722, Class B, 3.83%, 07/25/49 (a),(c),(d)	$9,379,000	$9,178,376
Series 2016-K722, Class C, 3.83%, 07/25/49 (a),(c),(d)	3,370,000	2,849,282
FREMF Mortgage Trust, Series 2016-KF16, Class B, 1 mo. USD LIBOR + 6.64%, 7.17%, 03/25/26 (a),(b),(d)	10,150,648	10,345,557
FREMF Mortgage Trust, Series 2016-KF25, Class B, 1 mo. USD LIBOR + 5.00%, 5.62%, 09/25/23 (d)	11,378,000	11,358,714
GAHR Commercial Mortgage Trust,
Series 2015-NRF, Class EFX, 3.38%, 12/15/34 (a),(c),(d)	20,361,000	19,787,034
Series 2015-NRF, Class FFX, 3.38%, 12/15/34 (a),(b),(d)	4,087,000	3,865,415
GCCFC Commercial Mortgage Trust, Series 2007-GG9, Class AJ, 5.51%, 03/10/39 (c),(d)	13,847,571	13,184,688
GE Commercial Mortgage Corp. Trust, Series 2007-C1, Class AM, 5.61%, 12/10/49 (c),(d)	11,535,300	11,472,064
Great Wolf Trust, Series 2015-WOLF, Class E, 1 mo. USD LIBOR + 4.45%, 4.99%, 05/15/34 (a),(c),(d)	23,719,000	23,517,756
GS Mortgage Securities Trust, Series 2006-GG8, Class B, 5.66%, 11/10/39 (b)	4,595,000	3,462,406
GS Mortgage Securities Trust, Series 2007-GG10, Class AM, 5.79%, 08/10/45 (c),(d)	30,483,000	29,795,989
GS Mortgage Securities Trust, Series 2012-GCJ9, Class E, 4.85%, 11/10/45 (a),(b),(d)	10,250,422	7,849,925
GS Mortgage Securities Trust, Series 2014-GSFL, Class E, 1 mo. USD LIBOR + 5.95%, 6.65%, 07/15/31 (a),(b),(c),(d)	19,516,000	19,200,374
GS Mortgage Securities Trust, Series 2015-GC34, Class D, 2.98%, 10/10/48 (b)	5,000,000	3,559,081
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP9 SEQ, Class AJ, 5.41%, 05/15/47 (b)	36,931,000	25,166,120
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2007-CB18, Class AJ, 5.50%, 06/12/47 (b),(d)	16,362,846	12,993,855
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2007-LDPX, Class AM, 5.46%, 01/15/49 (b),(d)	9,215,000	9,136,127
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2014-INN, Class E, 1 mo. USD LIBOR + 3.60%, 4.30%, 06/15/29 (a),(c),(d)	10,000,000	9,912,127
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2015-C31, Class C, 4.62%, 08/15/48 (b),(d)	2,549,000	2,313,831
JP Morgan Chase Commercial Mortgage Securities Trust,
Series 2016-ATRM, Class E, 6.43%, 10/05/28 (a),(c)	16,400,000	16,498,210
Series 2016-ATRM, Class F, 7.29%, 10/05/28 (a),(c)	13,600,000	13,639,312
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2016-JP2, Class D, 3.80%, 08/15/49 (a),(b),(d)	5,934,000	4,622,040
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2016-JP3, Class D, 3.48%, 08/15/49 (a),(b),(d)	1,413,000	1,026,123
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2016-JP4, Class D, 3.46%, 12/15/49 (a),(b),(d)	4,056,000	2,814,693

See Consolidated Notes to Financial Statements.

Blackstone Real Estate Income Master Fund

Consolidated Schedule of Investments (Continued)

December 31, 2016

	Principal Amount	Value
JP Morgan Chase Commercial Mortgage Trust, Series 2013-LC11, Class E, 3.25%, 04/15/46 (a),(b),(d)	$4,728,280	$3,177,286
JP Morgan Chase Commercial Mortgage Trust, Series 2014-FL6, Class D, 1 mo. USD LIBOR + 4.25%, 4.95%, 11/15/31 (a),(c),(d)	12,282,000	11,594,853
JP Morgan Chase Commercial Mortgage Trust, Series 2015-SGP, Class D, 1 mo. USD LIBOR + 4.50%, 5.20%, 07/15/36 (a),(c),(d)	30,786,000	30,765,835
JPMBB Commercial Mortgage Securities Trust,
Series 2013-C17, Class D, 4.89%, 01/15/47 (a),(b),(d)	5,168,000	4,564,819
Series 2013-C17, Class E, 3.87%, 01/15/47 (a),(b),(d)	4,949,000	3,210,855
JPMBB Commercial Mortgage Securities Trust, Series 2015-C32, Class C, 4.67%, 11/15/48 (b),(d)	3,945,000	3,590,359
JPMDB Commercial Mortgage Securities Trust, Series 2016-C2, Class D, 3.40%, 06/15/49 (a),(b),(d)	2,809,000	2,116,322
JPMDB Commercial Mortgage Securities Trust, Series 2016-C4, Class D, 3.10%, 12/15/49 (a),(b),(d)	2,030,000	1,469,818
LB-UBS Commercial Mortgage Trust, Series 2006-C7, Class AJ, 5.41%, 11/15/38 (c)	6,951,393	5,375,836
Merrill Lynch Mortgage Trust, Series 2007-C1, Class AJ, 5.83%, 06/12/50 (b),(d)	8,222,000	2,740,974
ML-CFC Commercial Mortgage Trust, Series 2007-5, Class AJFL, 5.45%, 08/12/48 (a),(b),(d)	8,586,540	7,581,625
ML-CFC Commercial Mortgage Trust, Series 2007-5 SEQ, Class AJ, 5.45%, 08/12/48 (c),(d)	11,371,340	10,042,063
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2012-C5, Class G, 4.50%, 08/15/45 (a),(c)	12,300,651	9,445,290
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C10, Class F, 4.08%, 07/15/46 (a),(b),(d)	10,598,802	7,576,022
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C12, Class E, 4.77%, 10/15/46 (a),(c),(d)	6,233,532	4,650,509
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C7, Class F, 4.27%, 02/15/46 (a),(c),(d)	10,844,953	7,846,904
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2013-C9, Class E, 4.15%, 05/15/46 (a),(b),(d)	5,516,000	4,120,651
Series 2013-C9, Class F, 4.15%, 05/15/46 (b),(d)	8,644,588	6,111,757
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C14, Class D, 4.83%, 02/15/47 (a),(b),(d)	2,315,542	2,024,079
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C15, Class E, 4.89%, 04/15/47 (a),(b),(d)	4,000,000	2,747,779
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2016-C29, Class D, 3.00%, 05/15/49 (a),(b),(d)	712,000	496,804
Morgan Stanley Capital I Trust, Series 2016-UB11, Class D, 3.50%, 08/15/49 (a),(b),(d)	2,077,000	1,545,033
Progress Residential Trust, Series 2016-SFR1, Class E, 1 mo. USD LIBOR + 3.85%, 4.59%, 09/17/33 (a),(b),(d)	4,766,000	4,823,546

See Consolidated Notes to Financial Statements.

Blackstone Real Estate Income Master Fund

Consolidated Schedule of Investments (Continued)

December 31, 2016

	Principal Amount	Value
SG Commercial Mortgage Securities Trust,
Series 2016-C5, Class C, 4.85%, 10/10/48 (b),(d)	$2,559,000	$2,458,441
Series 2016-C5, Class D, 4.85%, 10/10/48 (a),(b),(d)	1,477,000	1,118,828
Taurus CMBS PLC, Series 2015-EU3, Class E, REG S, 3 mo. EURIBOR + 4.00%, 4.00%, 04/22/28 (d),(f)	5,370,747	5,434,671
VNO Mortgage Trust, Series 2016-350P, Class E, 3.90%, 01/10/35 (a),(b),(d)	10,000,000	8,730,867
Wachovia Bank Commercial Mortgage Trust,
Series 2006-C27, Class AJ, 5.83%, 07/15/45 (b),(c),(d)	16,829,837	16,817,615
Series 2006-C27, Class B, 5.87%, 07/15/45 (b),(d)	11,021,000	9,870,020
Wachovia Bank Commercial Mortgage Trust, Series 2006-C29, Class AJ, 5.37%, 11/15/48 (c),(d)	6,265,829	6,266,057
Wells Fargo Commercial Mortgage Trust, Series 2015-C28, Class D, 4.14%, 05/15/48 (b),(d)	739,000	545,118
Wells Fargo Commercial Mortgage Trust, Series 2015-C29, Class D, 4.22%, 06/15/48 (b),(d)	4,072,000	3,117,598
Wells Fargo Commercial Mortgage Trust, Series 2015-C30, Class D, 4.50%, 09/15/58 (a),(d)	1,083,000	844,407
Wells Fargo Commercial Mortgage Trust, Series 2016-C35, Class D, 3.14%, 07/15/48 (a),(b)	1,581,000	1,090,475
Wells Fargo Commercial Mortgage Trust, Series 2016-C36, Class D, 2.94%, 11/15/59 (a),(b)	880,000	581,811
Wells Fargo Commercial Mortgage Trust, Series 2016-LC25, Class D, 3.14%, 12/15/59 (a),(b)	3,548,000	2,197,206
WFRBS Commercial Mortgage Trust, Series 2013-C18, Class D, 4.66%, 12/15/46 (a),(b),(d)	6,395,000	5,856,998
WFRBS Commercial Mortgage Trust, Series 2014-C25, Class D, 3.80%, 11/15/47 (a),(b),(d)	1,803,000	1,265,307

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (COST $1,015,417,404)		1,009,708,091

INTEREST ONLY COMMERCIAL MORTGAGE-BACKED SECRURITIES — 0.0%
Commercial Mortgage Trust, Series 2010-C1, Class XWA, 1.96%, 07/10/46 (a),(d)	1,386,742	77,065

TOTAL INTEREST ONLY COMMERCIAL MORTGAGE-BACKED SECURITIES (COST $77,864)		77,065

MEZZANINE DEBT — 18.5%
BHMS Mortgage Trust, Series 2014-MZ, Class M, 7.37%, 07/05/33 (a),(b),(d)	20,204,000	19,383,140
CGBAM Commercial Mortgage Trust, Series 2015-SMRT, Class MZ, 8.21%, 04/10/20 (b)	102,500,000	103,773,563

See Consolidated Notes to Financial Statements.

Blackstone Real Estate Income Master Fund

Consolidated Schedule of Investments (Continued)

December 31, 2016

	Principal Amount	Value
Credit Suisse Mortgage Trust, Series 2015-SAMZ, Class MZ, 1 mo. USD LIBOR + 5.74%, 6.44%, 08/15/22 (a),(b),(d)	$20,017,000	$19,691,123
Equity Mortgage Trust, Series 2014-INMZ, Class M, 1 mo. USD LIBOR + 4.75%, 5.40%, 05/08/31 (a),(b),(d)	16,055,334	15,348,634
Simply Self Storage, Mezzanine Loan, 6.25%, 09/06/21 (d)	19,710,000	19,514,871

TOTAL MEZZANINE DEBT (COST $178,634,317)		177,711,331

HIGH YIELD BONDS & NOTES — 3.4%
CPUK Finance Ltd., 7.00%, 02/28/42 (c),(f)	20,770,000	27,066,508
Diamond Resorts, Inc., 7.75%, 09/01/23 (a),(b)	5,985,000	6,001,833

TOTAL HIGH YIELD BONDS & NOTES (COST $38,438,634)		33,068,341

TOTAL LONG-TERM INVESTMENTS (COST $1,232,568,219)		1,220,564,828

SHORT-TERM INVESTMENT — 5.6%
MUTUAL FUND — MONEY MARKET FUND — 5.6%
JP Morgan Prime Money Market, Capital Class	53,312,651	53,312,651

TOTAL SHORT-TERM INVESTMENT (COST $53,312,651)		53,312,651

TOTAL INVESTMENTS IN SECURITIES — 132.7% (COST $1,285,880,870) (g)		1,273,877,479

SECURITIES SOLD SHORT — (25.8)%
FOREIGN GOVERNMENT OBLIGATIONS — (2.5)%
United Kingdom Gilt, 2.00%, 07/22/20	£18,099,000	(23,640,594)

TOTAL FOREIGN GOVERNMENT OBLIGATIONS (PROCEEDS $28,739,038)		(23,640,594)

U.S. TREASURY NOTES — (23.3)%
U.S. Treasury Notes, 1.25%, 03/31/21	$41,000,000	(40,058,283)
U.S. Treasury Notes, 1.25%, 10/31/21	45,000,000	(43,635,938)
U.S. Treasury Notes, 1.38%, 06/30/23	15,000,000	(14,247,657)
U.S. Treasury Notes, 2.00%, 11/15/26	131,561,000	(126,463,011)

TOTAL U.S. TREASURY NOTES (PROCEEDS $228,377,611)		(224,404,889)

TOTAL SECURITIES SOLD SHORT (PROCEEDS $257,116,649)		(248,045,483)

Other Liabilities in Excess of Other Assets (h) — (6.9)%		(65,899,539)

Net Assets — 100.0%		$959,932,457

See Consolidated Notes to Financial Statements.

Blackstone Real Estate Income Master Fund

Consolidated Schedule of Investments (Continued)

December 31, 2016

(a)	Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. Security may only be sold to qualified institutional buyers unless registered under the Securities Act of 1933, as amended, or otherwise exempt from registration.
(b)	All or a portion of this security is pledged as collateral for derivative financial instruments.
(c)	All or a portion of this security is pledged as collateral in connection with reverse repurchase agreements.
(d)	Variable/floating interest rate security. Rate presented is as of December 31, 2016.
(f)	Security is exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Security may only be offered or sold outside of the Unites States unless registered under the Securities Act of 1933, as amended, or otherwise exempt from registration.
(g)	The cost of investments for federal tax purposes amounts to $1,286,006,029.
(h)	Assets, other than investments in securities, less liabilities other than securities sold short.

Reverse Repurchase Agreements Outstanding at December 31, 2016

Counterparty	Interest Rate	Trade Date	Maturity Date	Face Value	Face Value Including Accrued Interest
Citigroup Global Markets, Inc.	2.38%	11/28/16	02/23/17	$3,398,000	$3,427,192
Citigroup Global Markets, Inc.	2.46%	08/23/16	02/23/17	7,447,000	7,513,787
Citigroup Global Markets, Inc.	2.46%	08/23/16	02/23/17	4,317,000	4,355,716
Citigroup Global Markets, Inc.	2.66%	12/21/16	03/22/17	4,938,000	4,942,013
Citigroup Global Markets, Inc.	2.66%	12/21/16	03/22/17	9,201,000	9,269,649
Citigroup Global Markets, Inc.	2.66%	12/21/16	03/22/17	7,979,000	8,038,532
Deutsche Bank Securities, Inc.	2.01%	11/10/16	05/10/17	20,921,108	20,713,731
Merrill Lynch, Pierce, Fenner & Smith, Inc.	2.66%	11/21/16	02/21/17	11,571,000	11,606,054
Merrill Lynch, Pierce, Fenner & Smith, Inc.	2.66%	11/21/16	02/21/17	1,667,000	1,672,050
Merrill Lynch, Pierce, Fenner & Smith, Inc.	2.66%	11/21/16	02/21/17	10,574,000	10,606,033
Merrill Lynch, Pierce, Fenner & Smith, Inc.	2.66%	11/21/16	02/21/17	5,170,000	5,185,662
Merrill Lynch, Pierce, Fenner & Smith, Inc.	2.86%	11/21/16	02/21/17	3,784,000	3,796,325
Merrill Lynch, Pierce, Fenner & Smith, Inc.	2.96%	11/21/16	02/21/17	7,319,000	7,343,673
Merrill Lynch, Pierce, Fenner & Smith, Inc.	2.62%	11/23/16	02/23/17	5,406,000	5,421,344
Merrill Lynch, Pierce, Fenner & Smith, Inc.	2.74%	11/30/16	02/28/17	4,418,000	4,428,760
Merrill Lynch, Pierce, Fenner & Smith, Inc.	2.74%	11/30/16	02/28/17	4,145,000	4,155,095
Merrill Lynch, Pierce, Fenner & Smith, Inc.	2.71%	12/15/16	03/15/17	2,718,000	2,721,478
Merrill Lynch, Pierce, Fenner & Smith, Inc.	2.95%	12/22/16	03/22/17	8,668,000	8,675,103

See Consolidated Notes to Financial Statements.

Blackstone Real Estate Income Master Fund

Consolidated Schedule of Investments (Continued)

December 31, 2016

Counterparty	Interest Rate	Trade Date	Maturity Date	Face Value	Face Value Including Accrued Interest
Merrill Lynch, Pierce, Fenner & Smith, Inc.	2.95%	12/22/16	03/22/17	$7,466,000	$7,472,118
Royal Bank of Canada	2.71%	01/15/16	01/13/17	1,386,000	1,422,768
Royal Bank of Canada	2.66%	01/14/16	01/13/17	18,633,000	19,118,288
Royal Bank of Canada	3.19%	12/23/16	01/23/17	4,424,000	4,427,529
Royal Bank of Canada	2.20%	07/22/16	01/23/17	8,370,000	8,453,193
Royal Bank of Canada	2.30%	07/22/16	01/23/17	13,638,000	13,779,728
Royal Bank of Canada	2.32%	08/25/16	01/23/17	10,350,000	10,436,050
Royal Bank of Canada	3.29%	12/23/16	01/23/17	10,338,000	10,346,505
Royal Bank of Canada	3.29%	12/23/16	01/23/17	15,005,000	15,017,344
Royal Bank of Canada	2.39%	01/25/16	01/25/17	11,135,000	11,388,212
Royal Bank of Canada	2.66%	01/26/16	01/25/17	14,723,000	15,093,398
Royal Bank of Canada	2.66%	01/26/16	01/25/17	11,784,000	12,080,459
Royal Bank of Canada	2.24%	11/14/16	02/14/17	9,119,000	9,146,193
Royal Bank of Canada	2.63%	02/17/16	02/16/17	11,759,000	12,032,858
Royal Bank of Canada	2.57%	08/18/16	02/17/17	6,821,000	6,887,213
Royal Bank of Canada	2.66%	08/23/16	02/23/17	2,182,000	2,203,157
Royal Bank of Canada	2.66%	08/23/16	02/23/17	2,798,000	2,825,130
Royal Bank of Canada	2.89%	09/02/16	03/02/17	8,144,000	8,223,231
Royal Bank of Canada	2.79%	09/02/16	03/02/17	7,817,000	7,890,422
Royal Bank of Canada	3.14%	12/06/16	03/06/17	17,182,000	17,221,022
Royal Bank of Canada	3.24%	12/06/16	03/06/17	11,773,000	11,800,588
Royal Bank of Canada	2.76%	03/10/16	03/10/17	10,422,000	10,659,051
Royal Bank of Canada	2.80%	09/15/16	03/15/17	5,992,000	6,042,314
Royal Bank of Canada	2.80%	09/15/16	03/15/17	5,067,000	5,109,547
Royal Bank of Canada	2.80%	09/15/16	03/15/17	2,968,000	2,992,922
Royal Bank of Canada	2.85%	03/21/16	03/21/17	8,045,000	8,227,293
Royal Bank of Canada	2.63%	09/30/16	03/30/17	23,422,000	23,581,353
Royal Bank of Canada	2.66%	10/14/16	04/17/17	9,798,000	9,855,272
Royal Bank of Canada	2.76%	10/14/16	04/17/17	6,140,000	6,177,237
Royal Bank of Canada	2.76%	10/20/16	04/20/17	7,024,000	7,063,321
Royal Bank of Canada	2.51%	10/20/16	04/20/17	9,783,000	9,832,807
Royal Bank of Canada	2.79%	04/28/16	04/27/17	6,053,000	6,137,717
Royal Bank of Canada	2.75%	05/24/16	05/24/17	4,327,000	4,400,432
Royal Bank of Canada	2.75%	05/24/16	05/24/17	3,474,000	3,532,956
Royal Bank of Canada	2.70%	05/24/16	05/24/17	3,556,000	3,615,251
Royal Bank of Canada	2.70%	12/16/16	06/16/17	4,983,000	4,988,975

Total Reverse Repurchase Agreements Outstanding				$439,542,108	$443,354,051

See Consolidated Notes to Financial Statements.

Blackstone Real Estate Income Master Fund

Consolidated Schedule of Investments (Continued)

December 31, 2016

Forward Foreign Currency Exchange Contracts — Outstanding at December 31, 2016

Currency Purchased	Amount in Currency Purchased	Currency Sold	Amount in Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
GBP	5,484,000	USD	8,531,459	Citibank, N.A.	07/31/17	$(1,737,450)
USD	63,426,849	GBP	40,804,715	Citibank, N.A.	07/31/17	12,874,773
USD	6,245,916	EUR	5,477,000	State Street Bank and Trust Company	10/05/17	396,721

Total Forward Foreign Currency Exchange Contracts Outstanding						$11,534,044

Centrally Cleared Credit Default Swaps on Index (Buy Protection) — Outstanding at December 31, 2016

Reference Obligation	Master Fund Fixed Deal (Pay) Rate	Maturity Date	Counterparty	Notional Amount	Market Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CDX.NA.HY.25	(5.00)%	12/20/20	Citibank, N.A.	$15,345,000	$(1,073,489)	$(113,553)	$(959,936)
CDX.NA.HY.26	(5.00)%	06/20/21	Citibank, N.A.	22,000,000	(1,565,297)	(374,154)	(1,191,143)

Total Centrally Cleared Credit Default Swaps on Index (Buy Protection)					$(2,638,786)	$(487,707)	$(2,151,079)

OTC Credit Default Swaps on Index (Buy Protection) — Outstanding at December 31, 2016

Reference Obligation	Master Fund Fixed Deal (Pay) Rate	Maturity Date	Counterparty	Notional Amount	Market Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CMBX.NA.BB.6	(5.00)%	05/11/63	Goldman Sachs & Co.	$68,755,170	$9,065,908	$9,404,458	$(338,550)
CMBX.NA.BBB-6	(3.00)%	05/11/63	Goldman Sachs & Co.	1,379,000	78,006	98,605	(20,599)
CMBX.NA.BBB.6	(3.00)%	05/11/63	Bank of America, N.A.	4,813,000	272,255	371,244	(98,989)

Total OTC Credit Default Swaps on Index (Buy Protection)					$9,416,169	$9,874,307	$(458,138)

OTC Credit Default Swaps on Index (Sell Protection) — Outstanding at December 31, 2016

Reference Obligation	Rating	Master Fund Fixed Deal (Pay) Rate	Maturity Date	Counterparty	Notional Amount(a)	Market Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CMBX.NA.BB.6	BB	5.00%	05/11/63	Bank of America, N.A.	$5,136,610	$(677,302)	$(540,434)	$(136,868)
CMBX.NA.BB.6	BB	5.00%	05/11/63	Citibank, N.A.	95,725,820	(12,622,200)	900,110	(13,522,310)
CMBX.NA.BB.6	BB	5.00%	05/11/63	Morgan Stanley & Co. LLC	2,359,220	(311,082)	(243,207)	(67,875)
CMBX.NA.BB.7	BB	5.00%	01/17/47	Citibank, N.A.	11,838,410	(1,570,665)	(322,722)	(1,247,943)

See Consolidated Notes to Financial Statements.

Blackstone Real Estate Income Master Fund

Consolidated Schedule of Investments (Continued)

December 31, 2016

Reference Obligation	Rating	Master Fund Fixed Deal (Pay) Rate	Maturity Date	Counterparty	Notional Amount(a)	Market Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CMBX.NA.BB.7	BB	5.00%	01/17/47	Morgan Stanley & Co. LLC	$849,000	$(112,641)	$(1,654)	$(110,987)
CMBX.NA.BB.7	BB	5.00%	01/17/47	Goldman Sachs & Co.	8,067,000	(1,070,292)	(117,833)	(952,459)
CMBX.NA.BBB-.6	BBB-	3.00%	05/11/63	Morgan Stanley Capital Services LLC	8,022,000	(453,778)	(660,683)	206,905
CMBX.NA.BBB-.7	BBB-	3.00%	01/17/47	Citigroup Global Markets, Inc.	4,186,000	(236,707)	(199,978)	(36,729)
CMBX.NA.BBB-.7	BBB-	3.00%	01/17/47	Citibank, N.A.	4,425,510	(250,250)	(139,592)	(110,658)
CMBX.NA.BBB-.7	BBB-	3.00%	01/17/47	Goldman Sachs & Co.	20,028,810	(1,132,574)	(1,909,026)	776,452
CMBX.NA.BBB-.7	BBB-	3.00%	01/17/47	Bank of America, N.A.	7,458,000	(421,729)	(790,200)	368,471
CMBX.NA.BBB-.7	BBB-	3.00%	01/17/47	Morgan Stanley & Co. LLC	4,815,550	(272,306)	(507,725)	235,419

Total OTC Credit Default Swaps on Index (Sell Protection)						$(19,131,526)	$(4,532,944)	$(14,598,582)

(a)	The maximum potential amount the Master Fund could be required to pay as a seller of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

OTC Total Return Swaps—Outstanding at December 31, 2016

Reference Instrument	Termination Date	Counterparty	Financing Rate	Notional Amount	Unrealized Appreciation (Depreciation)
Americold Realty Operating Partnership L.P.	12/01/2022	Citibank, N.A.	L + 1.6%(a)	$31,532,296	$1,483,466
CPUK Finance Ltd.	08/28/2020	Citibank, N.A.	L + 2.0%(a)	£30,000,000	2,714,544
Diamond Resorts International, Inc.	08/17/2023	Citibank, N.A.	L + 1.6%(a)	$23,279,256	614,062
Equinix, Inc.	12/06/2023	Citibank, N.A.	E + 1.6%(b)	€25,830,000	169,937
Four Seasons Holdings, Inc.	11/30/2023	Citibank, N.A.	L + 1.6%(c)	$11,578,934	194,221
Quality Care Properties	11/01/2023	Citibank, N.A.	L + 2.0%(a)	5,222,000	81,223
Quality Care Properties	10/24/2022	Citibank, N.A.	L + 1.6%(a)	16,375,800	741,799

Total OTC Total Return Swaps Outstanding					$5,999,252

(a)	L= 1 month LIBOR
(b)	E= 3 month EurIBOR
(c)	L= 3 month LIBOR

See Consolidated Notes to Financial Statements.

Blackstone Real Estate Income Master Fund

Consolidated Schedule of Investments (Continued)

December 31, 2016

Centrally Cleared Interest Rate Swaps—Outstanding at December 31, 2016

Master Fund Pay/Receives Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount	Market Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Receives	3 month LIBOR	1.860%	10/08/23	Citibank, N.A.	$75,000,000	$1,147,357	$—	$1,147,357
Receives	3 month LIBOR	2.031%	05/20/21	Citibank, N.A.	100,000,000	(731,732)	—	(731,732)

Total Centrally Cleared Interest Rate Swaps Outstanding						$415,625	$—	$415,625

Abbreviation Legend:
REG S	Regulation-S
Currency Legend
EUR	Euro
GBP	British Pound
USD	United States Dollar

See Consolidated Notes to Financial Statements.

Blackstone Real Estate Income Master Fund

Consolidated Statement of Assets and Liabilities

As of December 31, 2016

Assets:
Investment in securities, at value (cost of $1,285,880,870)	$1,273,877,479
Cash	11,525,063
Cash denominated in foreign currencies (cost of $27,798,560)	22,158,789
Restricted cash segregated with counterparties	337,029,351
Unrealized appreciation on forward foreign currency exchange contracts	13,271,494
Income receivable	5,630,113
Receivable for periodic payments from swap contracts	397,982
Variation margin receivable on centrally cleared swaps	1,061,097
Swap contracts, premium paid	10,774,417
Unrealized appreciation on swap contracts	7,586,499

Total Assets	1,683,312,284

Liabilities:
Securities sold short, at value (proceeds of $257,116,649)	248,045,483
Unrealized depreciation on forward foreign currency exchange contracts	1,737,450
Payable for reverse repurchase agreements	443,354,051
Swap contracts, premium received	5,433,054
Unrealized depreciation on swap contracts	16,643,967
Interest payable on securities sold short	1,159,284
Incentive Fees payable	3,923,545
Management Fees payable	2,628,262
Trustees’ expenses payable	847
Payable to Investment Manager	3,638
Accrued expenses	450,246

Total Liabilities	723,379,827

Net Assets	$959,932,457

Components of Net Assets:
Investors’ equity	$967,504,437
Unrealized appreciation (depreciation)	(7,571,980)

Net Assets	$959,932,457

See Consolidated Notes to Financial Statements.

Blackstone Real Estate Income Master Fund

Consolidated Statement of Operations

For the Year Ended December 31, 2016

Investment Income:
Interest	$68,094,332
Dividends	2,098,154

Total investment income	70,192,486

Expenses:
Management Fees	19,964,972
Incentive Fees	3,923,545
Administration fees	198,411
Custodian and accounting fees	321,037
Trustees’ fees and expenses	214,620
Transfer Agent fees	166,369
Professional fees	948,712
Interest on securities sold short	2,534,344
Interest expense on reverse repurchase agreeements	10,899,394
Amortization of prepaid insurance	235,157
Miscellaneous	133,892

Total expenses	39,540,453

Management Fees waived by Investment Manager	9,982,486

Net expenses	29,557,967

Net investment income	40,634,519

Realized and Unrealized Gain (Loss):
Net realized gain (loss):
Investments	(3,278,754)
Securities sold short	3,334,125
Forward foreign currency exchange contracts	46,919
Foreign currency transactions	4,012,684
Swap contracts	(14,441,558)

Net realized loss	(10,326,584)

Net change in unrealized appreciation (depreciation):
Investments	(12,421,491)
Securities sold short	5,949,368
Forward foreign currency exchange contracts	8,732,626
Foreign currency translations	(4,327,829)
Swap contracts	(6,157,025)

Net change in unrealized depreciation	(8,224,351)

Net realized and unrealized loss	(18,550,935)

Net increase in net assets resulting from operations	$22,083,584

See Consolidated Notes to Financial Statements.

Blackstone Real Estate Income Master Fund

Consolidated Statement of Changes in Net Assets

	Year Ended 12/31/2016	Year Ended 12/31/2015
Increase in Net Assets
Operations:
Net investment income	$40,634,519	$25,198,388
Net realized gain (loss)	(10,326,584)	9,366,060
Net change in unrealized appreciation (depreciation)	(8,224,351)	(2,275,499)

Net increase in net assets resulting from operations	22,083,584	32,288,949

Capital Transactions:
Proceeds from subscriptions	171,999,394	276,820,810
Payments for repurchases	(64,131,303)	(26,307,479)

Net increase in net assets from capital transactions	107,868,091	250,513,331

Net increase in net assets	129,951,675	282,802,280

Net Assets:
Beginning of period	829,980,782	547,178,502

End of period	$959,932,457	$829,980,782

See Consolidated Notes to Financial Statements.

Blackstone Real Estate Income Master Fund

Consolidated Statement of Cash Flows

For the Year Ended December 31, 2016

Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$22,083,584
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash used for operating activities:
Purchases of investments in securities	(421,186,839)
Proceeds from disposition of investments in securities	306,502,813
Proceeds from securities sold short	315,064,628
Payments to cover securities sold short	(226,840,082)
Net realized loss on investments in securities	3,278,754
Short-term investments, net	(7,100,565)
Net realized gain on securities sold short	(3,334,125)
Accretion of bond discount and amortization of bond and swap premium	(2,535,147)
Net change in unrealized depreciation on investments in securities	12,421,491
Net change in unrealized appreciation on securities sold short	(5,949,368)
Changes in assets and liabilities:
(Increase) decrease in assets:
Segregated cash balance with counterparties for swaps, other derivative financial instruments and reverse repurchase agreements	(98,280,020)
Unrealized appreciation on forward foreign currency exchange contracts	(10,052,376)
Income receivable	(214,172)
Receivable for periodic payments from swap contracts	(397,982)
Variation margin receivable	(672,226)
Swap contracts, premium paid	(9,749,436)
Unrealized appreciation on swap contracts	(5,140,679)
Prepaid expenses and other assets	39,216
Increase (decrease) in liabilities:
Unrealized depreciation on forward foreign currency exchange contracts	1,319,750
Swap contracts, premium received	2,928,267
Unrealized depreciation on swap contracts	7,763,905
Interest income payable on securities sold short	322,125
Interest payable on reverse repurchase agreements	3,593,211
Management fee payable	328,474
Payable to Investment Manager	3,638
Accrued expenses and other liabilities	83,185
Trustees’ fee payable	847
Incentive Fees payable	(1,774,617)

Net cash used in operating activities	$(117,493,746)

Cash Flows from Financing Activities
Proceeds from subscriptions	171,999,394
Payment for share repurchases	(64,131,303)
Reverse repurchase agreements, net	(8,502,059)

Net cash provided by financing activities	99,366,032

Net decrease in cash and foreign currency	(18,127,714)
Cash and foreign currency, beginning of period	51,811,566

Cash and foreign currency, end of period	$33,683,852

Supplemental disclosure of cash flow information:
Cash paid during the period for interest	$9,518,401

See Consolidated Notes to Financial Statements.

Blackstone Real Estate Income Master Fund

Consolidated Financial Highlights

	Year Ended 12/31/2016		Year Ended 12/31/2015		Year Ended 12/31/2014(a)
Total Return on Net Asset Value	1.24%		5.55%		2.43	%(b)

Ratios to Average Net Assets:
Expenses before waiver from Investment Manager and Incentive Fees	3.96	%(c)	3.76	%(c)	3.57	%(d)
Incentive Fees	0.44%		0.83%		0.52	%(d)

Expenses before waiver from Investment Manager	4.40	%(c)	4.59	%(c)	4.09	%(d)

Waiver from Investment Manager	(1.11)%		(1.12)%		(0.48	)%(d)

Net expenses after waiver from Investment Manager	3.29%		3.47%		3.61	%(d)

Net investment income excluding Incentive Fees	4.96%		4.50%		2.49	%(d)

Net investment income	4.52%		3.67%		1.97	%(d)

Supplementary Data:
Net assets, end of period (in thousands)	$959,932		$829,981		$547,179

Portfolio turnover	26%		41%		31	%(e)

(a)	For the period April 1, 2014 (commencement of investment operations) to December 31, 2014.
(b)	Total Return has not been annualized.
(c)	Includes interest expense on securities sold short and reverse repurchase agreements of 1.49% and 1.26%, respectively, for the years ended December 31, 2016 and December 31, 2015, respectively.
(d)	Financial ratios have been annualized.
(e)	Percentage represents the results for the period presented and has not been annualized.

See Consolidated Notes to Financial Statements.

Blackstone Real Estate Income Master Fund

Consolidated Notes to Financial Statements

For the Year Ended December 31, 2016

1. Organization

Blackstone Real Estate Income Master Fund (the ‘‘Master Fund’’), a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), is a non-diversified, closed-end management investment company. The Master Fund has formed a subsidiary, Blackstone Real Estate Income Master Fund Cayman Ltd. (the “Subsidiary”), organized in the Cayman Islands, through which the Master Fund mainly invests in securities exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Blackstone Real Estate Income Fund (“Feeder Fund I”) and Blackstone Real Estate Income Fund II (“Feeder Fund II” and together with Feeder Fund I, the “Feeder Funds”) invest substantially all of their assets in the Master Fund. The Master Fund’s investment objective is to seek long-term total return, with an emphasis on current income, by primarily investing in a broad range of real estate-related debt investments.

The investment manager of the Master Fund and the Feeder Funds is Blackstone Real Estate Income Advisors L.L.C. (the “Investment Manager”), an investment advisor registered under the Investment Advisers Act of 1940, as amended. The Board of Trustees (the “Board” and each member thereof, a “Trustee”) of the Master Fund and the Feeder Funds supervises the conduct of the Master Fund’s and the Feeder Funds’ affairs and, pursuant to the investment management agreements (the “Investment Management Agreements”), has engaged the Investment Manager to manage the Master Fund’s and the Feeder Funds’ day-to-day investment activities and operations.

2. Summary of Significant Accounting Policies

Basis of Presentation

The Master Fund’s consolidated financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and are stated in U.S. dollars, unless otherwise noted.

The Master Fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board (the “FASB”). The consolidated financial statements include the accounts of the Master Fund and the Subsidiary. All inter-company transactions and balances have been eliminated.

Use of Estimates

The preparation of the consolidated financial statements in conformity with U.S. GAAP requires the Investment Manager to make estimates and assumptions that affect the amounts in the financial statements and accompanying notes. The Investment Manager believes that the estimates utilized in preparing the financial statements are reasonable and prudent; however, actual results may differ from these estimates.

Valuation Policy

The Master Fund values its investments in securities, securities sold short, derivative financial instruments and other investments (together, the “investments”) based on market quotations or at fair value. Market quotations can be obtained from third party pricing service providers or broker-dealers. U.S. GAAP defines fair value as the price that the Master Fund would receive to sell an asset or pay to transfer a liability (i.e., the exit price) in an orderly transaction between market participants at the measurement date. The Board has established procedures for determining the fair value of investments (the “Valuation Procedures”). The Board has delegated to the Investment Manager day-to-day responsibility for implementing the Valuation Procedures. The Investment Manager provides oversight of the valuation and pricing function of the Master

Blackstone Real Estate Income Master Fund

Consolidated Notes to Financial Statements (Continued)

For the Year Ended December 31, 2016

Fund for all investments. The Investment Manager will use commercially reasonable efforts to obtain two or more reliable quotations for each investment, and in connection therewith, will value such investments based on the average of the quotations obtained. Pursuant to the Valuation Procedures, if market quotations are not readily available (or are otherwise not reliable for a particular investment), the fair value will be determined in good faith by the Investment Manager, and such determinations shall be reported to the Board. Due to the inherent uncertainty of these estimates, estimates of fair value may differ from the values that would have been used had a ready market for these investments existed and the differences could be material. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, or broker-dealer quotations). The Board has delegated to the Investment Manager the responsibility for monitoring significant events that may materially affect the values of the Master Fund’s investments and for determining whether the value of the applicable investments should be re-evaluated in light of such significant events. There were no instances of such determination made as of December 31, 2016.

Fair Value of Financial Instruments

FASB ASC Topic 820, Fair Value Measurement (“ASC 820”), establishes a framework for measuring fair value, and expands disclosures about fair value measurements. Under normal market conditions, fair value of an investment is the amount that would be received to sell an asset or transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price).

ASC 820 establishes a hierarchal disclosure framework which prioritizes and ranks the level of market price observability used in measuring investments at fair value. Market price observability is impacted by a number of factors, including the type of investment and the characteristics specific to the investment and the state of the market place, including the existence and transparency of transactions between market participants. Investments with readily available active quoted prices or for which fair value can be measured from actively quoted prices generally will have a higher degree of market price observability and a lesser degree of judgment used in measuring fair value.

Investments measured and reported at fair value are classified and disclosed in one of the following levels within the fair value hierarchy:

Level 1 –  quoted prices are available in active markets for identical investments as of the measurement date. The Master Fund does not adjust the quoted price for these investments.

Level 2 – quoted prices are available in markets that are not active or model inputs are based on inputs that are either directly or indirectly observable as of the measurement date.

Level 3 – pricing inputs are unobservable and include instances where there is minimal, if any, market activity for the investment. These inputs require significant judgment or estimation by management of third-parties when determining fair value and generally represent anything that does not meet the criteria of Levels 1 and 2. Due to the inherent uncertainty of these estimates, these values may differ materially from the values that would have been used had a ready market for these investments existed.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the fair value hierarchy. In addition, in periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to liquidity of investments, could cause a security to be reclassified between Level 1, Level 2, or Level 3.

Blackstone Real Estate Income Master Fund

Consolidated Notes to Financial Statements (Continued)

For the Year Ended December 31, 2016

A description of the valuation techniques applied to the Master Fund’s major categories of investments measured at fair value on a recurring basis are as follows:

Fixed Income Securities

Fixed income securities, including corporate and convertible bonds, mezzanine debt, U.S. Treasury obligations, U.K. Gilt obligations, foreign debt obligations, bank loans, and trade claims, are generally valued by broker-dealer quotations or third party pricing service providers on the basis of last available bid price. In determining the value of a particular investment, pricing service providers may use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models to determine the reported price. The pricing service providers’ internal models use observable inputs such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above and have multiple pricing sources are categorized as Level 2 within the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by broker-dealer quotations or third party pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider the attributes applicable to a particular class of the security (e.g., credit rating, seniority), current market data, estimated cash flows and relative market yield for each class, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above and have multiple pricing sources are categorized as Level 2 within the fair value hierarchy. Securities with only a single pricing source are categorized as Level 3.

Equity Securities

Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and ask prices on the exchange where such securities are principally traded. Securities that use similar valuation techniques and inputs and are active on a listed exchange as described above are categorized as Level 1 within the fair value hierarchy.

Derivative Financial Instruments

Over the counter (“OTC”) derivative financial instruments, such as credit default swaps, interest rate swaps, total return swaps, forward foreign currency exchange contracts and options contracts derive their value from underlying referenced instruments or obligations, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued by third party pricing service providers and/or based on broker dealer quotations. Depending on the product and the terms of the transaction, the value of derivative financial instruments can be estimated using a series of techniques, including, but not limited to, simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates. Derivative financial instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are normally valued by third party pricing service providers. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

Blackstone Real Estate Income Master Fund

Consolidated Notes to Financial Statements (Continued)

For the Year Ended December 31, 2016

Securities Sold Short

The Master Fund sells securities short (a “Short Sale”) from time to time. A Short Sale is a transaction whereby the Master Fund sells securities it does not own in anticipation of a decline in the market price of those securities, whereby the Master Fund’s broker executes a stock borrow transaction to deliver the securities resulting from the Master Fund’s Short Sale. The Master Fund is obligated to repurchase the securities at the market price at the time of replacement. The Master Fund’s obligations to replace the securities in connection with a Short Sale are secured by collateral.

Upon entering into a Short Sale, the Master Fund establishes a liability which is recorded as securities sold short in the Consolidated Statement of Assets and Liabilities to represent securities due under the Short Sale agreement. The Master Fund is liable to pay any interest income earned during the period the Short Sale is open. The interest is recorded as dividend and interest expense on securities sold short in the Consolidated Statement of Operations. Unrealized appreciation or depreciation for the difference between the proceeds received and the fair value of the open Short Sale position is recorded as net unrealized appreciation or depreciation from securities sold short in securities in the Consolidated Statement of Operations. A realized gain or loss is recognized when the short position is closed as a realized gain or loss from securities sold short in securities in the Consolidated Statement of Operations.

Option Contracts

The Master Fund buys or writes put and call options through listed exchanges and over-the-counter. The buyer of an option has the right to purchase (in the case of a call option) or sell (in the case of a put option) a specified quantity of a specific security or currency at a specified price prior to or on a specified expiration date. The writer of an option is exposed to the risk of loss if the market price of the underlying securities declines (in the case of a put option) or increases (in the case of a call option). The writer of an option can never profit by more than the premium paid by the buyer but can lose an unlimited amount.

Forward Foreign Currency Exchange Contracts

The Master Fund enters into forward foreign currency exchange contracts from time to time to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. Forward foreign currency exchange contracts are agreements between two parties to exchange a fixed quantity of one currency for another currency at an agreed-upon price on an agreed upon future date. The market value of a forward foreign currency contract fluctuates with the changes in foreign currency exchange rates.

Swap Agreements

The Master Fund enters into swaps from time to time, which include total return, interest rate, and credit default swap agreements. Swaps are typically bilaterally negotiated agreements between the Master Fund and a counterparty in which the Master Fund and counterparty agree to make either periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the over-the-counter market or may be executed in a multilateral or other trade facility platform, such as a registered exchange.

Reverse Repurchase Agreements

The Master Fund enters into reverse repurchase agreements with qualified bank or third party broker-dealers. In a reverse repurchase agreement, the Master Fund sells securities to a bank or third party broker-dealer and agrees to repurchase the securities at a mutually agreed upon date and price. Certain agreements have no

Blackstone Real Estate Income Master Fund

Consolidated Notes to Financial Statements (Continued)

For the Year Ended December 31, 2016

stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. The Master Fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction.

Investment Transactions and Related Investment Income

Investment transactions are recorded as of the trade date for financial reporting purposes. Interest income, which includes amortization of premiums and accretion of discounts on non-defaulted fixed income securities, is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Realized gains and losses on investments are determined on the identified cost basis using the first in first out methodology.

Foreign Currency Translation

The books and records of the Master Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in the Master Fund’s records at the rate prevailing when earned and recorded. Assets and liabilities denominated in foreign currencies are adjusted to reflect current exchange rates and any unrealized gains (lossess) are included in Net change in unrealized appreciation (depreciation) on investments and foreign currency translations on the Master Fund’s Consolidated Statement of Operations. The resultant exchange gains and losses upon settlement of such transactions are included in Net realized gain on investments and foreign currency translations on the Master Fund’s Consolidated Statement of Operations. The Master Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

Cash and Cash Equivalents

Cash and cash equivalents are defined as amounts which are readily converted into cash and highly liquid investments with an original maturity of three months or less when purchased. At December 31, 2016, the Master Fund had $11,525,063 in domestic cash and $22,158,789 in foreign cash equivalents held at a major U.S. bank.

Contingencies

Under the Master Fund’s Amended and Restated Agreement and Declaration of Trust (the “Declaration of Trust”), the Master Fund’s officers and each Trustee are indemnified against certain liabilities that may arise out of the performance of their duties to the Master Fund. Additionally, in the normal course of business, the Master Fund may enter into contracts that contain a variety of representations and indemnification obligations and expects the risk of loss to be remote. Each Feeder Fund bears its pro rata share of the Master Fund’s expenses, subject to reimbursement by the Investment Manager, pursuant to an expense limitation and reimbursement agreement between each Feeder Fund and the Investment Manager.

Income Taxes

The Master Fund is classified as a partnership for federal income tax purposes. As such, each investor in the Master Fund is treated as the owner of its proportionate share of net assets, income, expenses and realized and unrealized gains and losses of the Master Fund. Therefore, no federal income tax provision is required. The Master Fund plans to file U.S. Federal and various state and local tax returns. All the Master Fund’s assets are managed so that the Feeder Funds can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

Blackstone Real Estate Income Master Fund

Consolidated Notes to Financial Statements (Continued)

For the Year Ended December 31, 2016

For the open tax years and all major jurisdictions, management of the Funds has concluded that there are no uncertain tax positions that would require recognition in the consolidated financial statements. No income tax returns are currently under examination. The statute of limitations on the Master Fund’s filed U.S. federal tax returns remains open for the fiscal years ended December 31, 2014 through December 31, 2016.

Segregation and Collateralization

In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) and its staff require that the Master Fund segregate assets in connection with certain investments (e.g., futures contracts, forward foreign currency exchange contracts, swaps and options written), or transactions considered to reflect borrowings (e.g., reverse repurchase agreements), the Master Fund will, consistent with SEC rules and/or certain interpretive guidance issued by the SEC, segregate assets or designate on its books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges, third party broker-dealers, futures commissions merchants and clearing organizations, a fund engaging in such transactions may have requirements to deliver/deposit cash or securities to/with an exchange, broker-dealer, futures commission merchant or clearing organization as collateral or margin for certain investments to the extent consistent with the 1940 Act and interpretive positions of the SEC and its staff. The Master Fund may mitigate counterparty risk by contractually requiring its counterparties to post collateral under a master agreement and a credit support annex published by International Swaps and Derivatives Association, Inc. (collectively, an “ISDA Master Agreement”) implemented between the Master Fund and each of its respective counterparties, as well as through netting provisions contained in the ISDA Master Agreement, and reaching other financial agreements between the Master Fund and its counterparty in the ISDA Master Agreement. An ISDA Master Agreement may contain certain provisions regarding, among other things, the right parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. At December 31, 2016, the Master Fund used the gross method of presentation in the consolidated financial statements and did not elect to offset amounts eligible for offset under enforceable master netting arrangements or similar agreements. Collateral pledged by the Master Fund is segregated by the Master Fund’s custodian and identified as such in the Master Fund’s portfolio. Collateral can be in the form of cash or securities as agreed to by the Master Fund and the applicable counterparty. Typically, the Master Fund and counterparties are not permitted to sell, repledge or otherwise use the collateral they receive.

The Master Fund manages counterparty risk by entering into agreements only with counterparties that are believed to have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The agreements entered into by the Master Fund typically contain credit risk related features that are triggered under certain circumstances. Such circumstances may include agreed upon net asset value thresholds. If triggered, the counterparty may terminate the contract and any transactions thereunder.

3. Reverse Repurchase Agreements

The Master Fund enters into reverse repurchase agreements with qualified banks or broker-dealers though a Master Repurchase Agreement (“MRA”). A MRA contains provisions for initiation, income payments, events of default and maintenance of securities for repurchase agreements. A MRA may also permit, upon the occurrence of an event of default by one party, the offsetting of obligations under the MRA against obligations under other agreements with the same counterparty to create one single net payment in the event of default or similar events, including the bankruptcy or insolvency of a counterparty.

Blackstone Real Estate Income Master Fund

Consolidated Notes to Financial Statements (Continued)

For the Year Ended December 31, 2016

Reverse repurchase agreements involve the risk that the market value of the securities purchased with the proceeds from the sale of securities received by the Master Fund may decline below the price of the securities the Master Fund is obligated to repurchase. They also involve the risk that the counterparty liquidates the securities delivered to it by the Master Fund under the reverse repurchase agreement following the occurrence of an event of default under the applicable MRA by the Master Fund. The Master Fund’s use of reverse repurchase agreements also subjects the Master Fund to interest costs based on the difference between the sale and repurchase price of a security involved in such a transaction. Additionally, repurchase agreements and reverse repurchase agreements entail the same risks as over-the-counter derivatives, as described in Notes 4 and 8. Securities subject to repurchase under reverse repurchase agreements are designated as such in the Consolidated Schedule of Investments. Due to the short term nature of the reverse repurchase agreements, face value approximates fair value. As of December 31, 2016, the face value of open reverse repurchase agreements was $439,542,108. The weighted average daily balance of reverse repurchase agreements outstanding during the year ended December 31, 2016, was approximately $430,044,949 at a weighted average daily interest rate of 2.50%.

The following table presents the Master Fund’s outstanding reverse repurchase agreements, including accrued interest, which are subject to enforceable MRAs, as well as the collateral delivered related to those reverse repurchase agreements as of December 31, 2016:

Counterparty	Reverse Repurchase Agreements	Collateral Pledged to Counterparty(a)	Net Amount
Citigroup Global Markets, Inc.	$(37,546,889)	$37,546,889	$—
Deutsche Bank Securities, Inc.	(20,713,731)	20,713,731	—
Merrill Lynch, Pierce, Fenner & Smith, Inc.	(73,083,695)	73,083,695	—
Royal Bank of Canada	(312,009,736)	312,009,736	—

Total	$(443,354,051)	$443,354,051	$—

(a)	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes. Additional collateral pledged is not shown for financial reporting purposes. The total fair value of non-cash and cash collateral pledged at December 31, 2016 was $673,384,108 and $16,114,494, respectively.

The following table presents the Master Fund’s remaining contractual maturity of the agreements as of December 31, 2016:

	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Reverse Repurchase Agreements
High Yield Bonds & Notes	$—	$—	$—	$18,397,438	$18,397,438
Mortgage-Backed Securities	—	111,261,822	250,459,085	52,282,486	414,003,393
Cash	—	10,953,220	—	—	10,953,220

Total	$—	$122,215,042	$250,459,085	$70,679,924	$443,354,051

Gross amount of recognized liabilities for reverse repurchase agreements					$443,354,051

Blackstone Real Estate Income Master Fund

Consolidated Notes to Financial Statements (Continued)

For the Year Ended December 31, 2016

4. Derivative Financial Instruments

In the normal course of business, the Master Fund utilizes derivative contracts in connection with its proprietary trading activities. Investments in derivative contracts are subject to additional risks that can result in a loss of all or part of an investment. The Master Fund’s derivative activities and exposure to derivative contracts would be classified by the following primary underlying risks: interest rate, credit, foreign currency exchange rate, commodity price, and equity price risks. In addition to its primary underlying risks, the Master Fund is also subject to additional counterparty risk due to inability of its counterparties to meet the terms of their contracts.

Authoritative guidance under U.S. GAAP requires disclosures about an entity’s derivative instruments and hedging activities which require that the Master Fund disclose: (a) how and why an entity uses derivative instruments, (b) how derivative instruments and related hedged items are accounted for and (c) how derivative instruments and related hedged items affect an entity’s financial position, financial performance and cash flows.

Forward Foreign Currency Exchange Contracts

The Master Fund enters into forward foreign currency exchange contracts from time to time to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. Forward foreign currency exchange contracts are agreements between two parties to exchange a fixed quantity of one currency for another currency at an agreed-upon price on an agreed upon future date. The market value of a forward foreign currency contract fluctuates with the changes in foreign currency exchange rates. These contracts are valued daily and the change in market value is recorded as an unrealized gain or loss on forward foreign currency exchange contracts. When a contract is closed, the Master Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Consolidated Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Consolidated Statement of Assets and Liabilities.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Master Fund, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency being received, they also limit any potential gain that might result should the value of such currency increase. In addition, the Master Fund could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Master Fund’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Swap Agreements

The Master Fund enters into swaps from time to time, which include total return, interest rate, and credit default swap agreements. Swaps are typically bilaterally negotiated agreements between the Master Fund and a counterparty in which the Master Fund and counterparty agree to make either periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the over-the-counter market or may be executed in a multilateral or other trade facility platform, such as a registered exchange.

The Master Fund may enter into swap agreements for investment purposes or managing exposure to interest rates, credit or market risk, or for other purposes. In connection with these agreements, securities or cash (“segregated cash” or “collateral”) may be paid or received, as applicable, by the Master Fund as collateral or

Blackstone Real Estate Income Master Fund

Consolidated Notes to Financial Statements (Continued)

For the Year Ended December 31, 2016

margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Master Fund as collateral for swap agreements identified in the Consolidated Schedule of Investments and segregated cash, if any, are reflected on the Consolidated Statement of Assets and Liabilities.

Credit Default Swaps: The Master Fund enters into OTC and/or centrally cleared credit default swap contracts from time to time to hedge credit risk, to hedge market risk, or to gain exposure on single-name issues and/or baskets of securities. In an OTC credit default swap contract, the protection buyer typically makes an upfront payment and/or a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a “credit event” on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructurings and obligation acceleration. An upfront payment received by the Master Fund or made by the Master Fund is recorded as a liability or asset, respectively, in the Consolidated Statement of Assets and Liabilities. Periodic payments received or paid by Master Fund are recorded as realized gains or losses. OTC credit default swap contracts are marked to market daily and the change is recorded as an unrealized gain or loss on swaps contracts. Upon the occurrence of a credit event, the difference between the par value and the market value of the reference obligation, net of any proportional amount of upfront payment, is recorded as a realized gain or loss on swaps contracts.

Interest Rate Swaps: The Master Fund enters into OTC and/or centrally cleared interest rate swap contracts from time to time to hedge interest rate risk, to gain exposure on interest rates and to hedge prepayment risk. The Master Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Master Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating rate, on the same notional amount for a specified period of time. The Master Fund’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contracts remaining life, to the extent that amount is positive.

Interest rate swaps can be purchased or sold with an upfront premium. An upfront payment received by the Master Fund is recorded as a liability on the Master Fund’s Consolidated Statement of Assets and Liabilities. An upfront payment made by the Master Fund is recorded as an asset on the Consolidated Statement of Assets and Liabilities. OTC and centrally cleared interest rate swaps are marked-to-market daily and any change is recorded as an unrealized gain or loss on swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are recorded as a receivable or payable for variation margin on the Consolidated Statement of Assets and Liabilities. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the closing of the contract.

Total Return Swaps: The Master Fund enters into OTC total return swap contracts from time to time to gain exposure to the investment returns on an underlying financial instrument without purchasing the financial instrument itself. In a total return swap, the Master Fund receives the economic returns of the underlying financial instrument, inclusive of any mark to market earned from the date of such purchase of the underlying instrument, any interest earned from the settlement date of the underlying instrument less a swap financing fee, which is typically LIBOR plus a spread. The total return swap derives its value from the valuation of underlying financial instruments. The underlying financial instruments for the total return swap held at year end were loans and a bond. The swap is valued daily at current market value and any unrealized appreciation or depreciation is included in the net change in unrealized appreciation/(depreciation) on swap contracts. Gain or loss is realized on the termination date of the swap and when periodic payments are received or made at the end of each measurement period. During the period the swap is open, the Master Fund may be subject to risk from the potential inability of the counterparty to meet the terms of the agreement.

Blackstone Real Estate Income Master Fund

Consolidated Notes to Financial Statements (Continued)

For the Year Ended December 31, 2016

Options Contracts

The Master Fund purchases call and put options from time to time. An option contract purchased by the Master Fund gives the Master Fund the right, but not the obligation, to buy (call) or sell (put) an underlying instrument at a fixed exercise price during a specified period. The Master Fund may use options to hedge against changes in values of securities it owns or expects to own.

Options trading involve certain additional risks. Specific market movements of the option and the instruments underlying the option cannot be predicted. No assurance can be given that a liquid secondary market will exist for any particular option or at any particular time. The Master Fund might not be able to enter into a closing transaction for the option as a result of an illiquid market for the option, therefore, to realize any profit in the case of an option, the option holder would need to exercise the option and comply with margin requirements for the underlying instrument.

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When a purchased option expires without being exercised, the Master Fund will realize a loss equal to the premium paid. When the Master Fund enters into a closing sale transaction, the Master Fund will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the premium initially paid for the option. When the Master Fund exercises a put option, it will realize a gain or loss from the sale of the underlying instrument and the proceeds from such sale will be decreased by the premium originally paid for the put option. When the Master Fund exercises a call option, the cost of the security which the Master Fund purchases upon exercise will be increased by the premium originally paid for the call option. Realized gains and losses on purchased options are included in realized gains and losses on investments.

At December 31, 2016, the Master Fund had the following derivative financial instruments, presented on a gross basis and categorized by risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Consolidated Statement of Assets & Liabilities Section	Fair Value	Consolidated Statement of Assets & Liabilities Location	Fair Value
Credit	Swap contracts, premiums paid and unrealized appreciation	$15,415,421	Swap contracts, premiums received and unrealized depreciation	$(19,131,526)
	Centrally cleared swaps, at fair value (a)	—	Centrally cleared swaps, at fair value (a)	(2,638,786)
Interest Rate	Centrally cleared swaps, at fair value (a)	1,147,357	Centrally cleared swaps, at fair value (a)	(731,732)
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	13,271,494	Unrealized depreciation on forward foreign currency exchange contracts	(1,737,450)

Total		$29,834,272		$(24,239,494)

Amount not subject to MNA (b)		(8,976,279)		5,858,077

Total gross amounts subject to MNA (b)		$20,857,993		$(18,381,417)

(a)	Includes cumulative appreciation/depreciation of centrally cleared swaps as reported in the Consolidated Schedule of Investments. Only the current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.
(b)	See below for definition of “MNA” and disclosure of financial instruments assets and liabilities subject to offset enforceable master netting arrangements.

Blackstone Real Estate Income Master Fund

Consolidated Notes to Financial Statements (Continued)

For the Year Ended December 31, 2016

The following tables present information about the amount of net realized gain (loss) and net unrealized appreciation (depreciation) on derivative financial instruments for the year ended December 31, 2016:

	Consolidated Statement of Operations Location—Net Realized Gain (Loss)			Consolidated Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)
	Swap contracts(a)	Purchased options(b)	Forward foreign currency exchange contracts	Swap contracts(a)	Forward foreign currency exchange contracts
Credit	$(12,485,653)	$—	$—	$(7,165,426)	$—
Interest Rate	(1,955,905)	—	—	1,008,401	—
Equity	—	(6,187,634)	—	—	—
Foreign Exchange	—	—	46,919	—	8,732,626

Total	$(14,441,558)	$(6,187,634)	$46,919	$(6,157,025)	$8,732,626

(a)	Includes unrealized appreciation (depreciation) on centrally cleared swaps as reported in the Consolidated Schedule of Investments. Only the current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.
(b)	Includes options purchased that are part of investments in securities as shown in the Consolidated Statement of Assets and Liabilities and net realized gain (loss) on investments in securities and net unrealized appreciation (depreciation) on investments in securities as shown in the Consolidated Statement of Operations.

The average notional amounts below represent the Master Fund’s average volume for the year ended December 31, 2016:

Derivative Description	Average Notional or Face Amount(a)
Purchased Options	$1,378
Swap contracts	744,730,222
Forward foreign currency exchange contracts	77,383,439

(a)	Averages are based on monthly activity levels during the year ended December 31, 2016.

Netting Arrangements

The Master Fund uses master netting arrangements, which allows certain derivative financial instruments and collateral with the same counterparty to be offset to minimize counterparty credit exposure. The table below presents information related to derivative financial instruments and collateral related to securities loaned that are subject to an enforceable master netting arrangement or similar agreement (“MNA”) and are not offset, as shown in the Consolidated Statement of Assets and Liabilities as of December 31, 2016.

Blackstone Real Estate Income Master Fund

Consolidated Notes to Financial Statements (Continued)

For the Year Ended December 31, 2016

The following table presents the Master Fund’s derivative financial instrument’s asset and liabilities by counterparty net of related collateral received/pledged by the Master Fund at December 31, 2016:

		Gross Amounts Not Offset in the Consolidated Statement of Assets and Liabilities
Counterparty	Gross Amount of Assets Presented in Consolidated Statement of Assets and Liabilities	Derivative Financial Instruments Available to Offset	Cash Collateral Received(a)	Non-Cash Collateral	Net Amount(b)
Bank of America, N.A.	$368,471	$(235,857)	$—	$—	$132,614
Citibank, N.A.	18,874,025	(16,618,361)	(2,255,664)	—	—
Goldman Sachs & Co.	776,452	(776,452)	—	—	—
Morgan Stanley & Co. LLC	235,419	(178,862)	(56,557)	—	—
Morgan Stanley Capital Services LLC	206,905	—	(206,905)	—	—
State Street Bank and Trust Company	396,721	—	—	—	396,721

	$20,857,993	$(17,809,532)	$(2,519,126)	$—	$529,335

		Gross Amounts Not Offset in the Consolidated Statement of Assets and Liabilities
Counterparty	Gross Amount of Liabilities Presented in Consolidated Statement of Assets and Liabilities	Derivative Financial Instruments Available to Offset	Cash Collateral Pledged(a)	Non-Cash Collateral	Net Amount(b)
Bank of America, N.A.	$235,857	$(235,857)	$—	$—	$—
Citibank, N.A.	16,618,361	(16,618,361)	—	—	—
Citigroup Global Markets, Inc.	36,729	—	36,729	—	—
Goldman Sachs & Co.	1,311,608	(776,452)	535,156	—	—
Morgan Stanley & Co. LLC	178,862	(178,862)	—	—	—

	$18,381,417	$(17,809,532)	$571,885	$—	$—

(a)	Excess of collateral received/pledged from the individual counterparty is not shown for financial reporting purposes.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.

Guarantees

The Master Fund provides guarantees under certain derivative contracts (e.g., credit default swaps) as a seller of credit protection. In accordance with ASC 815, Disclosures about Credit Derivatives and Certain Currencies: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45, the Master Fund as a seller of credit derivatives is required to disclose information for credit derivative arrangements, such as the maximum potential amount of future payments under the credit derivative contract, the term and carrying value of the derivative, the nature of any collateral or recourse provisions, and the current payment status of

Blackstone Real Estate Income Master Fund

Consolidated Notes to Financial Statements (Continued)

For the Year Ended December 31, 2016

the derivative. As of December 31, 2016, the maximum payout amount relating to credit default swap contracts was $172,911,930. The payout on such credit default swaps is triggered through a default under the applicable agreement and usually includes bankruptcy of the issuer of the underlying instrument or default of the underlying instrument. Maximum payout amounts could be offset by the subsequent sale, if any, of assets obtained via the execution of a payout event.

5. Fair Value Measurement

The following table summarizes the Master Fund’s assets and liabilities measured at fair value at December 31, 2016:

Asset Description:	Level 1	Level 2	Level 3	Total

Investment in Securities:
Commercial Mortgage-Backed Securities	$—	$988,885,923	$20,822,168	$1,009,708,091
Interest Only Commercial Mortgage-Backed Securities	—	77,065	—	77,065
Mezzanine Debt	—	177,711,331	—	177,711,331
High Yield Bonds & Notes	—	33,068,341	—	33,08,341
Mutual Fund-Money Market Fund	53,312,651	—	—	53,312,651

Total Investments in Securities	$53,312,651	$1,199,742,660	$20,822,168	$1,273,877,479

Forward Foreign Currency Exchange Contracts(a)	—	13,271,494	—	13,271,494
Credit Default Swap Contracts	—	9,416,169	—	9,416,169
Total Return Swap Contracts(a)	—	5,999,252	—	5,999,252
Interest Rate Swap Contracts	—	1,147,357	—	1,147,357
Cash and Cash Equivalents	33,683,852	—	—	33,683,852
Restricted Cash Segregated with Counterparties	337,029,351	—	—	337,029,351

Total Assets	$424,025,854	$1,229,576,932	$20,822,168	$1,674,424,954

Liability Description:	Level 1	Level 2	Level 3	Total

Securities Sold Short:
Foreign Government Obligations	$—	$23,640,594	$—	$23,640,594
U.S. Treasury Notes	—	224,404,889	—	224,404,889

Total Securities Sold Short	$—	$248,045,483	$—	$248,045,483

Reverse Repurchase Agreements	—	443,354,051	—	443,354,051
Forward Foreign Currency Exchange Contracts(a)	—	1,737,450	—	1,737,450
Credit Default Swap Contracts	—	21,770,312	—	21,770,312
Interest Rate Swap Contracts	—	731,732	—	731,732

Total Liabilities	$—	$715,639,028	$—	$715,639,028

(a)	Represents unrealized appreciation (depreciation).

There were no transfers between Level 1 and Level 2 during the year ended December 31, 2016.

Blackstone Real Estate Income Master Fund

Consolidated Notes to Financial Statements (Continued)

For the Year Ended December 31, 2016

The following table reconciles the beginning and ending balances of investments measured at fair value using Level 3 inputs:

Investments in Securities, at fair value
Commercial Mortgage- Backed Securities
Balance as of January 1, 2016	$24,100,317
Transfers In	—
Transfers Out	—
Purchases	—
Sales	(3,932,211)
Amortization	192,728
Net realized gain (loss)	875,182
Net change in unrealized appreciation	(413,848)

Balance as of December 31, 2016	$20,822,168

Net change in unrealized depreciation related to investments still held as of December 31, 2016	$(413,848)

Investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value in such Level 3 investments.

The following table summarizes the quantitative inputs and assumptions used for investments classified within Level 3 of the fair value hierarchy as of December 31, 2016.

Investments in Securities, at fair value	Fair Value at December 31, 2016	Valuation Technique	Unobservable Inputs	Range of inputs (Weighted Average)

Commercial Mortgage-Backed Securities	$20,822,168	Quote from Pricing Service Provider	Indicative Bid	N/A

6. Fund Terms

Repurchases

Repurchases will be made only at such times and on such terms as may be determined by the Master Fund’s Board, in its sole discretion.

7. Related Party Transactions

Management Fee

The Master Fund pays the Investment Manager an aggregate fixed management fee (the “Management Fee”), payable quarterly in arrears on the last Business Day of each quarter. The Management Fee accrues monthly at an annual rate of 1.50% of the Master Fund’s Managed Assets at the end of such month before giving effect to the Management Fee payment being calculated or any purchases or repurchases of Master Fund shares or any distributions by the Master Fund. The Management Fee will reduce the net asset value of the Master Fund (and indirectly, of the Feeder Funds) as of the end of the accounting period in which it is

Blackstone Real Estate Income Master Fund

Consolidated Notes to Financial Statements (Continued)

For the Year Ended December 31, 2016

payable and after the calculation of the Management Fee. “Managed Assets” is defined as net assets, plus the amount of leverage for investment purposes. Effective October 1, 2014 through December 31, 2017, the Investment Manager agreed to temporarily reduce its Management Fee to an annualized rate of 0.75% of the Master Fund’s Managed Assets. The Investment Manager may, in its sole discretion and at any time (including prior to December 31, 2017), elect to extend, terminate or modify its voluntary waiver. The Management Fee, after the voluntary reduction, was $9,982,486 for the year ended December 31, 2016.

Incentive Fee

The Master Fund accrues a performance-based incentive fee (the “Incentive Fee”) on a monthly basis throughout the fiscal year of the Master Fund. The Incentive Fee is paid to the Investment Manager promptly after the end of each fiscal year of the Master Fund pursuant to the Master Fund’s investment management agreement. The Incentive Fee is determined as of the end of the fiscal year in an amount equal to 15% of the amount by which the Master Fund’s Net Capital Appreciation (as defined below) for each Fiscal Period (as defined below) ending within or coterminous with the close of such fiscal year exceeds the balance of the loss carryforward account and any allocated Management Fee expense for such Fiscal Period, without duplication for any Incentive Fees paid during such fiscal year. The Master Fund also pays the Investment Manager the Incentive Fee in the event a Fiscal Period is triggered in connection with a repurchase offer by the Master Fund. For purposes of calculating the Incentive Fee, “Net Capital Appreciation” means, with respect to any Fiscal Period, the difference, if any, between (x) the sum of (i) the value of the Master Fund’s net asset value at the end of that Fiscal Period (prior to the Incentive Fee for such Fiscal Period) increased by the dollar amount of the Master Fund’s interests repurchased during the Fiscal Period (excluding repurchases as of the last day of the Fiscal Period after determination of the Incentive Fee), (ii) the amount of any dividends, distributions or withdrawals paid to shareholders during the Fiscal Period and not reinvested in the Master Fund (excluding any dividends, distributions or withdrawals to be paid as of the last day of the Fiscal Period), and (iii) the Management Fee expense for that Fiscal Period, and (y) the sum of (i) the value of the Master Fund’s net asset value at the beginning of that Fiscal Period (prior to the Management Fee for such Fiscal Period), increased by the dollar amount of the Master Fund’s interests issued during the Fiscal Period (excluding any shares issued in connection with the reinvestment of dividends and other distributions paid by the Master Fund) and (ii) the amount of any subscriptions to the Master Fund during that Fiscal Period. All calculations of Net Capital Appreciation will be made (without duplication) after deduction of all general, administrative and other operating expenses of the Master Fund (excluding the Incentive Fee) and any amounts necessary, in the Investment Manager’s sole discretion, as appropriate reserves for such expenses. “Fiscal Period” means each twelve-month period ending on the Master Fund’s fiscal year-end, provided that whenever the Master Fund conducts a repurchase offer, each of the periods of time from the last Fiscal Period-end through the effective date of the repurchase offer and the period of time from the effective date of the repurchase offer through the next Fiscal Period-end also constitutes a Fiscal Period. The Master Fund’s Incentive Fee was $3,923,545 for the year ended December 31, 2016.

Expense Payments

The Investment Manager may from time to time pay expenses on behalf of the Master Fund and is subsequently reimbursed for such payments. As of December 31, 2016, the Master Fund had no payable to the Investment Manager for expense payments.

8. Financial Instruments and Off-Balance Sheet Risk

Market Risk: In the normal course of business, the Master Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Master Fund may

Blackstone Real Estate Income Master Fund

Consolidated Notes to Financial Statements (Continued)

For the Year Ended December 31, 2016

decline in response to certain events, including those directly involving the companies whose securities are owned by the Master Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations.

Derivative Risk: The Master Fund enters into derivatives transactions which may include, without limitation, options contracts, futures contracts, options on futures contracts, forward contracts, interest rate swaps, total return swaps, credit default swaps and other swap agreements for investment, hedging or leverage purposes. The Master Fund’s use of derivative instruments may be particularly speculative and involves investment risks and transaction costs to which the Master Fund would not be subject absent the use of these instruments, and the use of derivatives generally involves leverage in the sense that the investment exposure created by the derivatives may be significantly greater than the Master Fund’s initial investment in the derivatives. Thus, the use of derivatives may result in losses in excess of principal or greater than if they had not been used. The ability to successfully use derivative instruments depends on the ability of the Investment Manager. The skills needed to employ derivatives strategies are different from those needed to select portfolio security and, in connection with such strategies, the Investment Manager must make predictions with respect to market conditions, liquidity, currency movements, market values, interest rates and other applicable factors, which may be inaccurate.

Credit and Counterparty Risk: The Master Fund will be subject to credit risk with respect to the counterparties to its derivatives contracts (whether a clearing corporation in the case of exchange-traded instruments or another third party in the case of OTC instruments) purchased by the Master Fund. The Investment Manager will evaluate and monitor the creditworthiness of counterparties in order to ensure that such counterparties can perform their obligations under the relevant agreements. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Master Fund may experience significant delays in obtaining any recovery under the derivative contract in a dissolution, assignment for the benefit of creditors, liquidation, winding-up, bankruptcy or other analogous proceeding. In addition, in the event of the insolvency of a counterparty to a derivative transaction, the derivative contract would typically be terminated at its fair market value. If the Master Fund is owed this fair market value in the termination of the derivative contract and its claim is unsecured, the Master Fund will be treated as a general creditor of such counterparty, and will not have any claim with respect to the underlying security. The Master Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

Currently, certain categories of interest rate and credit default swaps are subject to mandatory clearing, and more are expected to be cleared in the future. The counterparty risk for cleared derivatives is generally lower than for uncleared OTC derivative transactions because generally a clearing organization becomes substituted for each counterparty to a cleared derivative contract and, in effect, guarantees the parties’ performance under the contract as each party to a trade looks only to the clearing house for performance of financial obligations. However, there can be no assurance that a clearing house, or its members, will satisfy the clearing house’s obligations to the Master Fund. Counterparty risk with respect to certain exchange-traded and over-the counter derivatives may be further complicated by recently enacted U.S. financial reform legislation. Cash collateral that has been pledged to cover obligations of the Master Fund under derivative financial instrument contracts, if any, will be reported separately in the Consolidated Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Consolidated Schedule of Investments.

Liquidity Risk: Some securities held by the Master Fund may be difficult to sell, or illiquid, during times of market turmoil or otherwise. Illiquid securities may also be difficult to value. If the Master Fund is forced to sell an illiquid asset to meet repurchase requests or other cash needs, the Master Fund may be forced to sell at a loss or at a price lower than it could have otherwise received.

Blackstone Real Estate Income Master Fund

Consolidated Notes to Financial Statements (Continued)

For the Year Ended December 31, 2016

Non-Diversification Risk: The Master Fund is classified as a “non-diversified” investment company which means that the percentage of its assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. As a result, the Master Fund’s investment portfolio may be subject to greater risk and volatility than if investments had been made in the securities of a broad range of issuers.

Additional risks associated with each type of investment are described within the respective security type notes. The Master Fund’s prospectus includes a discussion of the principal risks of investing in the Fund and indirectly in the Master Fund.

9. Investment Transactions

The aggregate cost of purchases and proceeds of sales of investments in securities (excluding U.S. Treasury obligations and U.S. government sponsored agency securities) (including maturities), other than short-term investments (if applicable), for the year ended December 31, 2016 were as follows:

Purchases	$407,629,604
Sales	$302,160,504

10. Federal Tax Information

The cost of investments for federal income tax purposes was $1,286,006,029. At December 31, 2016, net unrealized depreciation for all the Master Fund’s securities based on tax cost was $12,128,550. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $20,697,719 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $32,826,269.

11. Administration Agreements

The Master Fund and Feeder Funds have entered into administration, custody and transfer agency agreements (the “Administration Agreements”) with State Street Bank and Trust Company (“State Street”). State Street and/or its affiliates are responsible for providing administration, custody and transfer agency services for the Master Fund and Feeder Funds, including, but not limited to: (i) maintaining corporate and financial books and records of the Master Fund and Feeder Funds, (ii) providing administration services and (iii) performing other accounting and clerical services necessary in connection with the administration of the Master Fund and Feeder Funds. The services performed by State Street may be completed by one or more of its affiliated companies.

12. Recent Accounting Pronouncements

In October 2016, the Securities and Exchange Commission (“SEC”) adopted its final rule to overhaul and modernize reporting requirements of registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosures and will change the manner in which portfolio and certain other information is reported to the SEC. Management is currently evaluating the impact the adoption of the amendments will have on the financial statement disclosures.

In November 2016, the FASB issued ASU 2016-18, Statement of Cash Flows (Topic 230): Restricted Cash (“ASU 2016-18”). ASU 2016-18 is intended to clarify how entities present restricted cash in the statement of cash flows. The guidance requires entities to show the changes in the total of cash and cash equivalents and restricted cash in the statement of cash flows. As a result, entities will no longer present transfers between cash and cash equivalents and restricted cash in the statement of cash flows. When cash and cash equivalents

Blackstone Real Estate Income Master Fund

Consolidated Notes to Financial Statements (Continued)

For the Year Ended December 31, 2016

and restricted cash are presented in more than one line item on the balance sheet, the new guidance requires a reconciliation of the totals in the statement of cash flows to the related captions in the balance sheet. The reconciliation can be presented either on the face of the statement of cash flows or in the notes to the financial statements. ASU 2016-18 is effective for fiscal years beginning after December 15, 2017 and is to be applied retrospectively. Upon the adoption of the new guidance, Management will change the presentation of restricted cash in our current statement of cash flows to conform to the new requirements.

13. Subsequent Events

The Investment Manager has evaluated the impact of subsequent events through the date of financial statement issuance, and determined there were no subsequent events outside the normal course of business requiring adjustment to or disclosure in the consolidated financial statements.

Blackstone Real Estate Income Master Fund

Supplemental Information

December 31, 2016 (Unaudited)

Form N-Q Filings

The Master Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Master Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov within 60 days after the Master Fund’s first and third fiscal quarters. The Master Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information regarding operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Holdings and allocations shown on any Form N-Q are as of the date indicated in the filing and may not be representative of future investments. Holdings and allocations should not be considered research or investment advice and should not be relied upon in making investment decisions.

Proxy Voting Policies

The Master Fund and the Feeder Funds have delegated proxy voting responsibilities to the Investment Manager, subject to the Board’s general oversight. A description of the policies and procedures used to vote proxies related to the Master Fund’s and the Feeder Funds’ portfolio securities, and information regarding how the Master Fund and Feeder Funds voted proxies relating to their portfolio securities during the most recent 12-month period ended December 31 is available (1) without charge, upon request, by calling toll free, 1-800-248-1621 and (2) on the SEC’s website at http://www.sec.gov.

Additional Information

Each Feeder Fund’s registration statement includes additional information about the Trustees of the Master Fund. The registration statement is available, without charge, upon request by calling 1-855-890-7725.

Board Approval of the Continuance of the Investment Management Agreements

At a joint meeting (the “Meeting”) of the Boards of Trustees (collectively, the “Board” or the “Trustees”) of the Blackstone Real Estate Income Master Fund (the “Master Fund”), Blackstone Real Estate Income Fund (“BREIF I”) and Blackstone Real Estate Income Fund II (“BREIF II”; together with BREIF I, the “Feeder Funds”; and collectively with BREIF I and the Master Fund, the “Funds”) held in person on November 17, 2016, the Board, including the members who are not considered to be “interested persons” under the 1940 Act (the “Independent Trustees”), considered and unanimously approved the continuation of the Investment Management Agreements (the “Feeder Agreements”) between each Feeder Fund and Blackstone Real Estate Income Advisors L.L.C. (“BREIA”) and the continuation of the Investment Management Agreement (the “Master Agreement” and, with the Feeder Agreements, the “Agreements”) between the Master Fund and BREIA.

The Board received and considered information (the “Contract Renewal Information”) regarding the nature, extent, and quality of services provided to the Funds by BREIA under the respective Agreements, certain portions of which are discussed below. In addition to the Contract Renewal Information, the Board received performance and other information throughout the year related to the services provided by BREIA to the Funds. The Board’s evaluation took into account the information received throughout the year and also reflected the knowledge and familiarity gained as members of the Board with respect to the services provided to the Funds by BREIA. The membership of the Boards of Trustees of the Funds is identical.

At the meeting, there was a discussion regarding the Contract Renewal Information, the terms of the Agreements, the operations of the Funds, and other relevant considerations. Prior to the meeting, the Board received a memorandum prepared by counsel to the Funds discussing its responsibilities in connection with the proposed continuation of the Agreements and the Independent Trustees separately received a memorandum as to their responsibilities in this regard from their independent counsel. The Independent Trustees met in executive session with their independent counsel at which no representatives of BREIA or Fund management were present and discussed the proposed continuation of each Agreement in light of their responsibilities. In evaluating the Agreements, the Board took into account the “master-feeder” structure and the fact that BREIA serves as investment adviser to each Fund but receives a management fee only from the Master Fund but that each Feeder Fund, as a shareholder of the Master Fund, indirectly pays a portion of the management fee paid by the Master Fund to BREIA. Following this discussion, the Board, including all of the Independent Trustees, determined to renew each Agreement for a term of one year on the basis of the following factors, among others:

Nature, Extent, and Quality of the Services

The Trustees reviewed the investment objectives and policies of the Funds with BREIA and the qualifications, backgrounds and responsibilities of the senior personnel of the Funds, including BREIA’s portfolio management team, that were primarily responsible for the day-to-day management of the Funds. The Board noted that the Feeder Funds pursue their investment objectives through the investment of substantially all of their investable assets in the Master Fund as part of a “master-feeder” structure. The Trustees also discussed BREIA’s operations and financial condition, including BREIA’s: (1) ability to retain key personnel; (2) focus on analysis of real estate securities and real estate investments; (3) investment approach and commitment to investment principles; (4) investment in and commitment to personnel, including additional hiring and extensive training, and infrastructure, including research, risk management, and portfolio management analytics; (5) compliance efforts; (6) oversight of and distribution of the Funds’ shares; and (7) coordination and oversight of, and interaction with, service providers. The Board also noted that BREIA provides the Funds with regulatory, compliance and certain administrative services, office facilities and officers (including the chief executive, chief financial, chief operating, chief legal and chief compliance officers).

In reaching its determinations regarding continuation of each Feeder Fund’s Agreement, the Board took into account that such Feeder Fund’s shareholders, in pursuing their investment goals and objectives, likely considered the reputation and the investment style, philosophy and strategy of BREIA, as well as the resources available to BREIA, in purchasing their shares.

Fund Performance

The Board, including the Independent Trustees, received and considered information prepared by Morningstar, Inc. (“Morningstar”), an independent provider of investment research, about performance information of the Funds (net of fees and expenses) for the 1-year and inception to date periods ended September 30, 2016 as compared to (a) a group of ten peer funds selected by Morningstar in consultation with BREIA from the open-end, listed closed-end, and hedge fund universes (the “Morningstar-prepared peer group”), and (b) a custom index (the “custom benchmark”) provided by BREIA. In addition, the Board considered information about performance risk measurements of the Funds and the Morningstar-prepared peer group, such as (1) annualized return, (2) standard deviation and (3) Sharpe ratio. The Board noted that the net performance return of each Feeder Fund ranked in the fourth quartile within the Morningstar-prepared peer group for the 1-year period ended September 30, 2016 and ranked in the third quartile in the Morningstar-prepared peer group for the inception to date period ended such date. In these rankings, the first quartile represents funds with the best performance and the fourth quartile represents funds with the poorest performance. The Board considered BREIA’s advice that the investment strategy for the Master Fund and, indirectly, the Feeder Funds through their investments in the Master Fund, particularly their CMBS exposure, is relatively unique compared to the rest of the small Morningstar-prepared peer group, making meaningful performance comparisons difficult. In discussing the Funds’ performance relative to the Morningstar-prepared peer group, BREIA noted, among other things, that the Master Fund’s allocation to CMBS, which performed poorly in 2016, was significantly higher than the average CMBS exposure of the other Morningstar-prepared peer group funds. BREIA also noted that the Master Fund, unlike some funds in the Morningstar-prepared peer group, hedges its interest rate exposure, a strategy that impaired performance for the 1-year period ended September 30, 2016. In addition to the Funds’ performance relative to the Morningstar-prepared peer group, the Board considered each Fund’s performance in absolute terms and relative to the custom benchmark. The Contract Renewal Information reported that the Feeder Funds each outperformed the custom benchmark for the 1-year and inception to date periods.

Based on the reviews and discussions of the Funds’ performance and considering other relevant factors, including those noted above, the Board concluded that, under the circumstances, continuation of each Fund’s Agreement for an additional period of one year would be consistent with the interests of the Fund and its shareholders.

Fees and Expenses

The Board noted BREIA’s prior advice and continuing belief that the nature of the master-feeder structure requires the Board to examine the combined services to each Feeder Fund and the Master Fund in order to evaluate the management fee. The Board noted that for its services under the Master Fund Agreement, BREIA receives a management fee and also may receive an incentive fee. So long as substantially all of its investable assets are invested in the Master Fund, each Feeder Fund does not directly pay a management fee to BREIA but indirectly pays its proportionate share of the Master Fund management fee and any incentive fee as a Master Fund shareholder. The Board also noted that each Feeder Fund not only incurs and pays its own direct operating expenses but also indirectly pays its share of the operating expenses of the Master Fund.

The Board, including the Independent Trustees, compared the fees and expense ratios of the Funds (before and after any fee waivers and expense reimbursements) for the year ended September 30, 2016 against fees and expense ratios of the Morningstar-prepared peer group. Specifically, the Board considered data based on information provided by Morningstar indicating that (1) the net expense ratio of the Master Fund and BREIF II each was ranked in the third quartile of the Morningstar-prepared peer group and was worse than the median expense ratio while the net expense ratio of BREIF I each was ranked in the fourth quartile of the Morningstar-prepared peer group and also was worse than the peer group’s median expense ratio; and (2) the gross expense ratio and the management fee rate (before waivers) of each Fund was ranked in the fourth quartile of the Morningstar-prepared peer group and was worse than the median net management fee rate. In these rankings, expense components that are ranked in the first quartile are lowest, and therefore best, and the expense components ranked in the fourth quartile are highest, and therefore worst. The Board noted that the small number and disparate types of funds in the Morningstar-prepared peer group and the Funds’ master-feeder structure made meaningful expense comparisons difficult. The Board noted that BREIA had agreed to limit certain specified expenses (“Specified Expenses”) of the Feeder Funds (the “Expense Cap”) to no more than 0.35% per annum of the Funds’ net assets pursuant to an Expense Limitation and Reimbursement Agreement (the “Expense Limitation Agreement”), and had voluntarily implemented a reduction of its management fee (the “Fee Waiver”) to an annualized rate of 0.75% of the Feeder Funds’ or the Master Fund’s managed assets, as the case may be, from October 1, 2014 to December 31, 2016. At the Meeting, the Board was advised by BREIA that the Expense Limitation Agreement and Fee Waiver would be extended to December 31, 2017. Under the Expense Limitation Agreement, BREIA may be reimbursed for any amount borne thereunder within three years after the year in which BREIA incurred the expense, if and when requested by BREIA, but only to the extent the expenses of the Feeder Funds (including the Funds’ pro rata share of the Master Fund’s specified expenses) are less than the lower of the Expense Cap or any expense limitation agreement then in effect with respect to the Specified Expenses. Any such reimbursement may not raise the level of Specified Expenses of the Feeder Funds (including the Feeder Funds’ pro rata share of the Master Fund’s specified expenses) in the month of repayment to exceed the Expense Cap. Any such recapture or reimbursement is hereinafter referred to as an “Expense Recovery.”

Taking all of the above into consideration, the Board determined that the management fees of the Funds were reasonable in light of the nature, extent, and overall quality of the investment management and other services provided to the Funds under the Agreements.

The Board also considered information regarding fees charged by the Investment Manager’s affiliates to other clients investing primarily in asset classes similar to that of the Funds, and noted that such fees were comparable to those of the Funds. The Board considered the fee comparisons in light of the different services provided in managing these other types of clients, noting in particular that such clients are not subject to heightened regulatory requirements that apply to the Funds.

Profitability

As part of the Contract Renewal Information, the Board received information from BREIA as to the profitability of its relationship with the Funds from the Funds’ inception until December 31, 2015, for the full year 2015 and from January 1, 2016 to September 30, 2016. In analyzing the profitability of BREIA, the Trustees considered the resources that BREIA had devoted to, and has available to support, its activities in respect of the Funds. The Trustees reviewed profitability data provided by BREIA showing revenues (including management fees net of waiver and incentive fees) and overhead expenses (including explanations of expense allocations) of each Feeder Fund (showing its proportional share of management fees and incentive fees paid by the Master Fund) separately and on a combined basis. The profitability information provided by BREIA to the Board as part of the Contract Renewal Information indicated BREIA’s profitability from its relationships with the Funds, and each Fund, was at a level not regarded by the Board as excessive in light of judicial guidance and the nature, extent, and overall quality of its services to the Funds. The Board of each Feeder Fund noted that the Expense Limitation Agreement and Fee Waiver each is scheduled to expire on December 31, 2017 and that expiration of either or both would impact BREIA’s subsequent profitability level and also that BREIA’s reported profitability from the Feeder Fund could be increased in the event of a subsequent Expense Recovery.

Economies of Scale

The Trustees discussed various financial and economic considerations relating to the arrangements with BREIA, including economies of scale. While noting that the management fees for each Fund would not decrease as the level of Fund assets increased, the Trustees concluded that the management fees continue to reflect the Funds’ complex operations and the nature, extent, and quality of the investment management and other services provided by BREIA. The Board noted that the Feeder Funds do not pay any management fee directly to BREIA, but indirectly pay their proportionate share of the management fee (and any incentive fee)

paid to BREIA by the Master Fund. The Board noted that it will have the opportunity to periodically reexamine whether any Fund has achieved economies of scale, as well as the appropriateness of management fees payable to BREIA, in the future.

Other Benefits

The Trustees discussed other benefits that BREIA may receive from the Funds. The Trustees noted that BREIA indicated it does not receive significant ancillary benefits as a result of its relationship with the Funds and that BREIA does not realize or utilize “soft dollar” benefits from its relationship with the Funds. The Board concluded that other benefits derived by BREIA from its relationship with the Funds, to the extent such benefits were identifiable or determinable, were reasonable in light of the nature, quality and scope of investment management and other services provided to the Funds by BREIA and the costs of providing such services.

Conclusion

The Board, including all of the Independent Trustees, in light of the foregoing and other factors that the Board deemed relevant, determined that continuation of each Fund’s Agreement would be in the interests of the Fund and its shareholders and unanimously voted to continue the Agreements for a period of one additional year. No single factor was identified by the Board as the principal factor in determining whether to approve continuation of each of the Agreements and each Board member may have attributed different weights to various factors. The Independent Trustees were represented by separate legal counsel throughout the process. Prior to voting, the Independent Trustees discussed the proposed continuation of each Agreement in a private session with their independent counsel at which no representatives of BREIA were present.

Blackstone

Blackstone Registered Funds

Privacy Notice

Rev August, 2015

FACTS	WHAT DO BLACKSTONE REGISTERED FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

∎     Social Security number and income

∎     Assets and investment experience

∎     Risk tolerance and transaction history

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Blackstone Registered Funds (as defined below) choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do Blackstone Registered Funds share?	Can you limit this sharing?

For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No

For our marketing purposes— to offer our products and services to you	Yes	No

For joint marketing with other financial companies	No	We don’t share

For our affiliates’ everyday business purposes— information about your transactions and experiences	No	We don’t share

For our affiliates’ everyday business purposes—information about your creditworthiness	No	We don’t share

For our affiliates to market to you	No	We don’t share

For nonaffiliates to market to you	No	We don’t share

Questions?	Email us at GLB.privacy@blackstone.com

Who we are
Who is providing this notice?	Blackstone Registered Funds include Blackstone Alternative Alpha Fund, Blackstone Alternative Alpha Fund II, Blackstone Real Estate Income Fund, Blackstone Real Estate Income Fund II, Blackstone Alternative Investment Funds, on behalf of its series Blackstone Alternative Multi-Manager Fund and Blackstone Alternative Multi-Strategy Fund, and the GSO Funds, consisting of Blackstone / GSO Senior Floating Rate Term Fund, Blackstone / GSO Long-Short Credit Income Fund and Blackstone / GSO Strategic Income Fund
What we do
How do Blackstone Registered Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How do Blackstone Registered Funds collect my personal information?

We collect your personal information, for example, when you:

∎     open an account or give us your income information

∎     provide employment information or give us your contact information

∎     tell us about your investment or retirement portfolio

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

∎     sharing for affiliates’ everyday business purposes—information about your creditworthiness

∎     affiliates from using your information to market to you

∎     sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

What happens when I limit sharing for an account I hold jointly with someone else?	Your choices will apply to everyone on your account—unless you tell us otherwise.
Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

∎     Our affiliates include companies with a Blackstone name and financial companies such as GSO Capital Partners LP and Strategic Partners Fund Solutions.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ∎ Blackstone Registered Funds do not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ∎ Our joint marketing partners include financial services companies.
Other important information

California Residents—In accordance with California law, we will not share information we collect about California residents with nonaffiliates except as permitted by law, such as with the consent of the customer or to service the customer’s accounts. We will also limit the sharing of information about you with our affiliates to the extent required by applicable California law.

Vermont Residents—In accordance with Vermont law, we will not share information we collect about Vermont residents with nonaffiliates except as permitted by law, such as with the consent of the customer or to service the customer’s accounts. We will not share creditworthiness information about Vermont residents among Blackstone Registered Funds’ affiliates except with the authorization or consent of the Vermont resident.

Blackstone Real Estate Income Fund II

Blackstone Real Estate Income Master Fund

Trustees

Michael B. Nash, Chairman

Benedict Aitkenhead

Edward H. D’Alelio

Michael Holland

Thomas W. Jasper

Investment Manager

Blackstone Real Estate Income Advisors L.L.C.

345 Park Avenue

New York, New York 10154

Administrator, Custodian, Fund Accounting Agent and Transfer Agent

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Officers

Michael B. Nash, President and Chief Executive Officer

Judy Turchin, Chief Legal Officer

Garrett Goldberg, Chief Financial Officer and Treasurer

Leon Volchyok, Chief Compliance Officer and Secretary

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

30 Rockefeller Plaza

New York, New York 10112

Legal Counsel

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, New York 10017

This report, including the financial information herein, is transmitted to the shareholders of Blackstone Real Estate Income Fund II for their information. It is not a prospectus or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

You can request a copy of the Fund’s prospectus and statement of additional information without charge by calling the Fund’s transfer agent at 1-855-890-7725.

Item 2.	Code of Ethics.

The registrant, as of the end of the period covered by the report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as Exhibit 12(a)(1).

During the period covered by the report, there have been no amendments to, nor any waivers granted from, any provision of this code of ethics.

Item 3.	Audit Committee Financial Expert.

(a)(1) The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee (the “Committee”).

(a)(2) The audit committee financial expert is Thomas W. Jasper, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

		Current Year	Previous Year
(a)	Audit Fees	$42,500	$40,000
(b)	Audit-Related Fees(1)	$0	$5,000
(c)	Tax Fees(2)	$8,700	$8,500
(d)	All Other Fees	$0	$0

(1)	The nature of the services includes issuing additional audit consents for the registrant’s registration statement.
(2)	The nature of the services includes tax compliance, tax advice and tax planning.

(e)(1) Disclose the Committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X:

The charter for the Committee requires that the Committee pre-approve (i) all audit and non-audit services that the registrant’s independent auditors provide to the registrant, and (ii) all non-audit services that the registrant’s independent auditors provide to Blackstone Real Estate Income Advisors L.L.C., the investment adviser of the registrant (the “Investment Manager”), and any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant; provided that the Committee may implement policies and procedures by which such services are approved other than by the full Committee prior to their ratification by the Committee.

(e)(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this item that were approved by the Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Current Year	Previous Year
0%	0%

(f) Not applicable.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the Investment Manager, and any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the registrant for each of the last two fiscal years of the registrant:

Current Year	Previous Year
$8,700	$8,500

(h) Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

(a) The registrant’s Schedule of Investments as of the close of the reporting period is included in the Report to Shareholders filed under item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

These policies are included as Exhibit 12(a)(4).

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Identification of Portfolio Managers and Description of Role of Portfolio Managers - as of December 31, 2016:

Each of Blackstone Real Estate Income Fund II (the “Fund”) and Blackstone Real Estate Income Fund (“BREIF”) is a “feeder fund” that invests substantially all of its assets in Blackstone Real Estate Income Master Fund (the “Master Fund” and together with the Fund and BREIF, the “BREIF Funds”). The portfolio managers of the BREIF Funds (the “Portfolio Managers”) have day-to-day investment management responsibilities for the portfolio of such funds.

Name	Since	Title and Biography
Michael Nash	December 2013	Mr. Nash is a senior managing director of The Blackstone Group L.P. (together with its affiliates, “Blackstone”) and the Co-Founder and Chairman of Blackstone Real Estate Debt Strategies (“BREDS”). He is also a member of the Real Estate Investment Committee for both BREDS and Blackstone Real Estate Advisors. Before joining Blackstone in 2007, Mr. Nash was with Merrill Lynch from 1997 to 2007 where he led the firm’s Real Estate Principal Investment Group—Americas. Mr. Nash graduated from State University of New York at Albany and received an M.B.A. from the Stern School of Business at New York University.

Joshua Mason	December 2013	Mr. Mason is a Senior Managing Director in BREDS. Since joining Blackstone, Mr. Mason has focused on liquid real estate debt investments, primarily in the commercial mortgage backed securities (“CMBS”) market, focusing on all parts of the capital structure. Before joining Blackstone in 2009, Mr. Mason was at UBS from 2006 to 2008, where he was a Managing Director responsible for a proprietary CMBS investing team. Prior to joining UBS, Mr. Mason worked at Merrill Lynch from 1997 to 2006, where he was a Director and senior CMBS secondary trader. Mr. Mason received a B.A. in Economics from Amherst College.

Jonathan Pollack	February 2016	Mr. Pollack is a Senior Managing Director and the Global Head of BREDS. Since joining Blackstone in 2015, Mr. Pollack has been responsible for overseeing Blackstone’s real estate debt investment strategy. He is also a member of Blackstone’s real estate investment committee, and serves on the board of Blackstone Mortgage Trust. Prior to joining Blackstone, Mr. Pollack was a Managing Director and Global Head of Commercial Real Estate, as well as Head of Risk for Structured Finance, at Deutsche Bank. Mr. Pollack joined Deutsche Bank in 1999 from Nomura Group. Mr. Pollack received a B.A. in Economics from Northwestern University.

(a)(2) Other Accounts Managed by the Portfolio Managers - as of December 31, 2016:

The table below identifies, for each Portfolio Manager, the number of accounts (other than the BREIF Funds) for which the Portfolio Manager is actively involved in the day-to-day management and trading responsibilities and the total assets in such accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance are also indicated.

Portfolio Manager	Type of Account	Number of Accounts Managed	Total Assets Managed ($)	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance-Based ($)
Michael Nash
	Registered Investment Companies	—	—	—	—
	Other Pooled Investment Vehicles	46	7.98 billion	32	3.28 billion
	Other Accounts	19	2.40 billion	18	1.40 million

Joshua Mason
	Registered Investment Companies	—	—	—	—
	Other Pooled Investment Vehicles	7	423 million	6	236 million
	Other Accounts	4	671 million	3	570 million
Jonathan Pollack
	Registered Investment Companies	—	—	—	—
	Other Pooled Investment Vehicles	37	7.56 billion	24	3.05 billion
	Other Accounts	13	1.49 billion	13	616 million

Potential Conflicts of Interest Arising from Other Accounts Managed by Portfolio Manager - as of December 31, 2016:

The Fund and the Master Fund may be subject to a number of actual and potential conflicts of interest.

Incentive Fee. The existence of the Investment Manager’s performance-based incentive fee creates an incentive for the Investment Manager to make more speculative investments on behalf of the Master Fund than it would otherwise make in the absence of such performance-based compensation.

Allocation of Personnel. The Investment Manager and its affiliates will devote such time as shall be necessary to conduct the business affairs of the Master Fund in an appropriate manner. However, Blackstone personnel will work on other projects and/or Other Blackstone Funds or Other Real Estate Vehicles, and, therefore, conflicts are expected to arise in the allocation of personnel and personnel time. This may include other BREDS Vehicles and/or other real estate-related vehicles managed by Blackstone (including, for example, the BREP Funds, BPP Funds, Blackstone Real Estate Income Trust, Inc. and/or Blackstone Mortgage Trust Inc. (“BXMT”)), whether now in existence or subsequently established.

Blackstone Policies and Procedures. Specified policies and procedures implemented by Blackstone to mitigate potential conflicts of interest and address certain regulatory requirements and contractual restrictions will from time to time reduce the advantages across Blackstone’s various businesses that the Master Fund expects to draw on for purposes of pursuing attractive investment opportunities. Because Blackstone has many different businesses, including a capital markets group and asset management and similar businesses, it is subject to a number of actual and potential conflicts of interest, greater regulatory oversight and more legal and contractual restrictions than that to which it would otherwise be subject if it had just one line of business. In addressing these conflicts and regulatory, legal and contractual requirements across its various businesses, Blackstone has implemented certain policies and procedures (e.g., information walls) that reduce the positive firm wide synergies that the Master Fund expects to utilize for purposes of finding attractive investments. For example, Blackstone will from time to time come into possession of material non-public information with respect to companies in which its private equity businesses, the BREP Funds and/or the BPP Funds may be considering making an investment or companies in which affiliates of Blackstone may hold an interest. As a consequence, that information, which could be of benefit to the Master Fund, might become restricted to those respective businesses and otherwise be unavailable to us. In addition, to the extent that the Blackstone Real Estate group is in possession of material non-public information or is otherwise restricted from trading in certain securities, the Master Fund and the Investment Manager, as part of the Blackstone Real Estate group, generally also will be deemed to be in possession of such information and may be restricted from engaging in certain investment activities, which could reduce the investment opportunities available to the Master Fund, prevent the Master Fund from exiting an investment or otherwise limit its investment flexibility. Members of the investment team may also be excluded from participating in certain investment decisions or otherwise replaced because of potential conflicts with other businesses at Blackstone or other reasons, in which case the Master Fund will not benefit from their expertise and advice. Additionally, the terms of confidentiality or other agreements with or related to companies in which any Blackstone fund has or has considered making an investment or which is otherwise a client of Blackstone will from time to time restrict or otherwise limit the Master Fund’s ability to make investments in or otherwise engage in businesses or activities competitive with such companies. Blackstone may enter into one or more strategic relationships, in certain regions or with respect to certain types of investments that, although intended to provide greater opportunities for us, may require the Master Fund to share such opportunities or otherwise limit the amount of an opportunity it can otherwise take.

Other Blackstone Businesses and Activities. As part of its regular business, Blackstone provides capital markets and advisory services. Certain Blackstone affiliates are also authorized to provide a broad range of investment banking, advisory, placement agent services and other services. Although, Blackstone does not currently provide these services, it could begin to do so in the future, which may give right to additional conflicts of interest. Shareholders will not receive a benefit from such fees. Blackstone may have relationships with, render services to or engage in transactions with government agencies and/or issuers or owners of securities that are, or are eligible to be, Master Fund investment opportunities. As a result, other employees of Blackstone may possess information relating to such issuers that is not known to the employees of the Investment Manager responsible for making investment decisions or for monitoring the Master Fund’s investments and performing the other obligations under the Master Fund Declaration of Trust. Those employees of Blackstone will not be obligated to share any such information with the Investment Manager and may be prohibited by law or contract from doing so.

As noted in the preceding paragraph, certain Blackstone affiliates are authorized to provide investment banking and advisory services, and to the extent such services are provided in the future, Blackstone and its affiliates represent potential purchasers, sellers and other involved parties, including corporations, financial buyers, management, shareholders and institutions, with respect to investments that may be suitable for the Master Fund. In such a case, Blackstone’s client would typically require Blackstone to act exclusively on its behalf, thereby precluding the Master Fund from acquiring such assets. Blackstone will be under no obligation to decline any such engagements in order to make an investment opportunity available to the Master Fund. In connection with Blackstone’s capital markets business and certain real estate advisory, investment banking and other services Blackstone’s affiliates may provide from time to time, Blackstone may determine that there are conflicts of interest or come into possession of information that limits its ability to engage in potential transactions. The Master Fund’s activities may be constrained as a result of these conflicts of interest and Blackstone’s inability to use such information. For example, employees of Blackstone may be prohibited by law or contract from sharing information with members of the Master Fund’s investment team. Additionally, there may be circumstances in which one or more individuals associated with Blackstone will be precluded from providing services to the Investment Manager because of certain confidential information available to those individuals or to other parts of Blackstone. Blackstone is under no obligation to decline any engagements or investments in order to make an investment opportunity available to the Master Fund. The Master Fund may be forced to sell or hold existing investments as a result of various relationships or other relationships that Blackstone may have or transactions or investments Blackstone and its affiliates may make or have made. In certain sell-side and fundraising assignments, subject to certain limitations within the 1940 Act, the seller may permit the Master Fund to act as a participant in such transactions, which would raise certain conflicts of interest inherent in such a situation (including as to the negotiation of the purchase price).

Subject to certain limitations, the Master Fund may invest in securities or instruments of the same issuers as other investment vehicles, accounts and clients of Blackstone and the Investment Manager (including certain Other Blackstone Vehicles with overlapping investment objectives) and vice versa. To the extent that the Master Fund holds interests that are different (or more senior) than those held by such Other Blackstone Vehicles, accounts and clients, the Investment Manager may be presented with decisions involving circumstances where the interests of such Other Blackstone Vehicles, other vehicles, accounts and clients are in conflict with those of the Master Fund. Furthermore, it is possible the Master Fund’s interest may be subordinated or otherwise adversely affected by virtue of such other vehicle’s, account’s or client’s involvement and actions relating to its investment. Blackstone has long-term relationships with a significant number of corporations and their senior management. In determining whether to invest in a particular transaction on behalf of the Master Fund, the Investment Manager will consider those relationships, which may result in certain transactions that the Investment Manager will not undertake on behalf of the Master Fund in view of such relationships.

Blackstone may from time to time participate in underwriting or lending syndicates with respect to portfolio entities of the Master Fund, Other Blackstone Vehicles, or otherwise be involved in the public offering and/or private placement of debt or equity securities issued by, or loan proceeds borrowed by, the Master Fund’s portfolio entities, or otherwise in arranging financing (including loans) for portfolio entities (including portfolio entities of Other Blackstone Vehicles). Such underwritings may be on a firm commitment basis or may be on an uncommitted “best efforts” basis. A Blackstone broker-dealer may from time to time act as the managing underwriter or a member of the underwriting syndicate and purchase securities from the Master Fund or such portfolio entities or advise on such transactions. Blackstone will also from time to time, on behalf of the Master Fund or other parties to a transaction involving the Master Fund, effect transactions, including transactions in the secondary markets where it may from time to time nonetheless have a potential conflict of interest regarding the Master Fund and the other parties to those transactions to the extent it receives commissions or other compensation from the Master Fund and such other parties. Subject to applicable law, Blackstone will from time to time receive underwriting fees, discounts, placement commissions, loan modification or restructuring fees, servicing (including loan servicing) fees, advisory fees, lending arrangement fees, asset/property management fees, insurance (including title insurance) fees, and consulting, monitoring, commitment, syndication, origination, organizational, financing and divestment fees (or, in each case, rebates of any such fees, whether in the form of purchase price discounts or otherwise, even in cases where Blackstone or an Other Blackstone Vehicles is purchasing debt) or other compensation with respect to the foregoing activities, which are not required to be shared with the Master Fund or the shareholders and the Management Fee paid generally will not be reduced by such amounts. Blackstone may from time to time nonetheless have a potential conflict of interest regarding the Master Fund and the other parties to those transactions to the extent it receives commissions, discounts, fees or such other compensation from such other parties. The Board of Trustees will approve any transactions in which a Blackstone broker-dealer acts as an underwriter, as broker for the Master Fund, or as dealer, broker or advisor, on the other side of a transaction with the Master Fund only where the Board of Trustees believes in good faith that such transactions are appropriate for the Master Fund. Sales of securities for the account of the Master Fund (particularly marketable securities) will from time to time be bunched or aggregated with orders for other accounts of Blackstone, including other investment partnerships. It is frequently not possible to receive the same price or execution on the entire volume of securities sold, and the various prices may be averaged which may be disadvantageous to the Master Fund. Where Blackstone serves as underwriter with respect to a portfolio entity’s securities, the Master Fund will from time to time be subject to a “lock-up” period following the offering under applicable regulations during which time its ability to sell any securities that it continues to hold is restricted. This may prejudice the Master Fund’s ability to dispose of such securities at an opportune time.

Blackstone employees, including employees of the Investment Manager, are generally permitted to invest in alternative investment funds, real estate funds, hedge funds or other real estate investment vehicles, including potential competitors of the Master Fund. Shareholders will not receive any benefit from any such investments.

On October 1, 2015, Blackstone spun off its financial and strategic advisory services, restructuring and reorganization advisory services, and its Park Hill fund placement businesses and combined these businesses with PJT Partners Inc. (“PJT”), an independent financial advisory firm founded by Paul J. Taubman. While the combined business operates independently from Blackstone and is not an affiliate thereof, nevertheless conflicts may arise in connection with transactions between or involving the Master Fund and its portfolio entities, Blackstone or the Investment Manager on the one hand and PJT on the other. Specifically, given PJT will not be an affiliate of Blackstone, there may be fewer or no restrictions or limitations placed on transactions or relationships engaged in by the new advisory business as compared to the limitations or restrictions that might apply to transactions engaged in by an affiliate of Blackstone. It is expected that there will be substantial overlapping ownership between Blackstone and PJT for a considerable period of time going forward. Therefore, conflicts of interest in doing transactions involving PJT will still arise. The pre-existing relationship between Blackstone and its former personnel involved in such financial and strategic advisory services, the overlapping ownership, co-investment and other continuing arrangements, may influence Blackstone / the Investment Manager in deciding to select or recommend PJT to perform such services for the Investment Manager or the Master Fund (or a portfolio entity) (the cost of which will generally be borne directly or indirectly by the Master Fund or such entity, as applicable).

In addition, other present and future activities of Blackstone and its affiliates (including the Investment Manager) will from time to time give rise to additional conflicts of interest relating to the Fund and its investment activities. In the event that any such conflict of interest arises, the Investment Manager will attempt to resolve such conflicts in a fair and equitable manner. Investors should be aware that conflicts will not necessarily be resolved in favor of the Fund’s interests.

Fees for Services; Fees from Issuers.

The Investment Manager and/or its affiliates may receive fees from issuers or other third parties as compensation for the arranging, underwriting, syndication or refinancing of an Investment or other additional fees, including acquisition fees, loan modification or restructuring fees, servicing (including loan servicing and special servicing) fees, administrative and/or accounting fees, and fees for advisory or asset, loan/asset management services, fees for monitoring and oversight of loans, finance matters and/or title insurance provided to issuers and/or third parties, advisory, restructuring, consulting, monitoring, commitment, syndication, origination, organizational and financing, divestment and other services. In addition, in certain cases, the Investment Manager and/or its affiliates may receive fees, from or with respect to the Master Fund’s investments and/or issuers and from unconsummated transactions, including net break-up and topping fees, net commitment fees, net transaction fees, net monitoring fees (including termination fees relating to monitoring agreements), directors’ fees and net organization, financing, divestment and similar fees. In addition, the Investment Manager may receive fees associated with capital invested by co-investors relating to Investments in which the Master Fund participates or otherwise, in connection with a joint venture in which the Master Fund participates or otherwise with respect to assets or other interests retained by a seller or other commercial counterparty with respect to which the Investment Manager performs services. In addition, as part of Blackstone’s acquisition of CTIMCO in December 2012, the loan servicing and special servicing business formerly associated with the investment management business of BXMT is now operated as part of Blackstone’s Real Estate Debt Strategies Group. Such loan servicing business may, in certain circumstances, enter into loan servicing arrangements and may receive fees with respect to the Master Fund’s investments and/or issuers of the Master Fund on customary terms and conditions. Such fees will generally be allocated pro rata among the Master Fund, Other Blackstone Vehicles, co-investment vehicles, Blackstone’s side-by-side co-investment vehicles and other participants that are participating (or intending to participate) in such Investment. Such side-by-side investments do not bear fees and generally result in the Master Fund being allocated a smaller share of an investment than would otherwise be the case in the absence of such side-by-side investment rights, although Blackstone may receive additional income in fees and performance compensation from Other Blackstone Vehicles in connection with such investments. Shareholders will not receive the benefit of any such fees. In the event break-up or topping fees are paid to Blackstone in connection with a transaction that is not ultimately consummated, co-investment vehicles that invest alongside the Master Fund will generally not be allocated any share of such break-up or topping fees; similarly, such co-investment vehicles generally do not bear their share of broken deal expenses (such as forfeited deposits, extraordinary expenses such as litigation costs and judgments and other expenses) for unconsummated transactions and such costs and expenses will generally be borne by the shareholders. Such other fees may give rise to conflicts of interest in connection with the Master Fund’s investment activities, and while the Investment Manager will seek to resolve any such conflicts in a fair and equitable manner, there is no assurance that any such conflicts will be resolved in favor of the Master Fund.

An issuer may engage Blackstone Property Management (“BPM”), a Blackstone affiliate that provides advisory, oversight, management, monitoring and related services to certain borrowers and/or issuers in which one or more affiliates of Blackstone may hold an interest located in the United Kingdom and continental Europe, and BPM may receive fees for such services at competitive market rates as confirmed by the Investment Manager from time to time.

Notwithstanding the foregoing, transactions relating to the Master Fund that require the use of a service provider will generally be allocated to service providers on the basis of best execution, the evaluation of which includes, among other considerations, such service provider’s provision of certain investment-related services and research that the Investment Manager believes to be of benefit to the Master Fund. Any such service provider transaction would also be entered into only to the extent permitted by the 1940 Act. Advisors and service providers, or their affiliates, often charge different rates or have different arrangements for different types of services. Certain service providers may provide services to both the Master Fund and to Blackstone affiliates under a single arrangement or separate arrangements. To the extent services are provided under a single arrangement, the Master Fund will bear expenses under the arrangement in proportion to its assets under management or another method vis-à-vis other Blackstone affiliates under the same arrangement. With respect to service providers, for example, the fee for a given type of work may vary depending on the complexity of the matter as well as the expertise required and demands placed on the service provider. Therefore, to the extent the types of services used by the Master Fund are different from those used by Blackstone and its affiliates, the Investment Manager or its affiliates may pay different amounts or rates than those paid by us. However, the Investment Manager and its affiliates have a longstanding practice of not entering into any arrangements with advisors or service providers that could provide for lower rates or discounts than those available to us, or other Blackstone investment vehicles for the same services.

Other Blackstone Funds and Vehicles; Allocation of Investment Opportunities. Through Other Blackstone Vehicles, Blackstone currently invests and plans to continue to invest third party capital in a wide variety of mortgage loans and real estate-related debt investment opportunities on a global basis. As a result, certain Other Blackstone Vehicles have investment objectives or guidelines that overlap with those of the Fund and the Master Fund (and future Other Blackstone Vehicles may also have overlapping investment objectives and guidelines), in whole or in part. Investment opportunities that fall within such common objectives or guidelines will generally be allocated among one or more of the Master Fund and such Other Blackstone Vehicles on a basis that the Investment Manager determines to be “fair and reasonable” in good faith in its sole discretion, subject to (i) any applicable investment parameters, limitations and other contractual provisions of the Master Fund and such Other Blackstone Vehicles, (ii) the Master Fund and such Other Blackstone Vehicles having available capital with respect thereto, and (iii) legal, tax, accounting, regulatory and other considerations deemed relevant by the Investment Manager (including without limitation, Section 17 of the 1940 Act, the relative risk-return profile of the investment, the credit rating of the investment, the specific nature and terms of the investment, size and type of the investment, relative investment strategies and primary investment mandates of the Master Fund and such Other Blackstone Vehicles, the different liquidity positions and requirements of each fund or vehicle, when a pro rata allocation could result in de minimis or odd lot allocations and other considerations deemed relevant in good faith by the Investment Manager). The allocation methodology applied between the Master Fund and one or more Other Blackstone Vehicles may result in the Master Fund not participating (and/or not participating to the same extent) in certain investment opportunities in which the Master Fund would have otherwise participated had the related allocations been determined without regard to such guidelines and/or based only on the circumstances of those particular investments. In addition, the manner in which the available capital of the Master Fund is determined may differ from, or subsequently change with respect to, Other Blackstone Vehicles.

The Incentive Fee and/or Management Fee paid by the Master Fund may be less than or exceed the amount of carried interest charged and/or management fees paid by an Other Blackstone Vehicles. Such variation may create an incentive for Blackstone to allocate a greater percentage of an investment opportunity to the Master Fund or such Other Blackstone Vehicles, as the case may be.

A portion of each investment may be allocated to Blackstone and its affiliates. Certain Other Blackstone Vehicles and other affiliated entities may participate in such investment opportunities through Blackstone’s side-by-side co-investment rights.

Investments in Which Other Blackstone Vehicles Have a Different Principal Investment. The Master Fund also co-invests with Other Blackstone Vehicles in investments that are suitable for both the Master Fund and such Other Blackstone Funds, to the extent permitted by Section 17 of the 1940 Act. The Master Fund and/or the Other Blackstone Vehicles may make and/or hold investments at different levels of an issuer’s capital structure, including the Master Fund making one or more investments directly or indirectly relating to portfolio entities of Other Blackstone Vehicles and vice versa. Other Blackstone Vehicles may also participate in a separate tranche of a debt instrument or financing with respect to an issuer/borrower in which the Master Fund has an interest or otherwise in different classes of such issuer’s securities and vice versa. Such investments inherently give rise to potential or actual conflicts of interest or perceived conflicts of interest between or among the various classes of securities that may be held by such entities.

In addition, in connection with any such shared investments in which the Master Fund participates alongside any such Other Blackstone Vehicles, the Investment Manager will likely grant absolutely to, and/or share with, such Other Blackstone Vehicles certain rights relating to such shared investments for legal, tax, regulatory or other reasons, including certain control- and/or foreclosure-related rights with respect to such shared investments and/or otherwise agree to implement certain procedures to mitigate conflicts of interest which typically involve maintaining a non-controlling interest in any such investment and a forbearance of rights, including certain non-economic rights, relating to the Master Fund (including following the vote of other third party lenders generally (or otherwise recusing itself with respect to decisions, including with respect to defaults, foreclosures, workouts, restructurings and/or exit opportunities)), subject to certain limitations. To the extent the Master Fund holds an interest in a loan or security that is different (including with respect to their relative seniority) than those held by such Other Blackstone Vehicles (and vice versa), the Master Fund will generally have limited or no rights to participate in the decision-making with respect to the rights and actions available to the holders of the same or similar class of loan or security held by the Master Fund. In addition, the Master Fund may from time to time invest in debt securities and other obligations relating to portfolio entities of Other Blackstone Vehicles.

In that regard, to the extent the Master Fund makes or has an investment in, or, through the purchase of debt obligations becomes a lender to, a company in which an Other Blackstone Vehicle has a debt or equity investment, or if an Other Blackstone Vehicle, participates in a separate tranche of a financing with respect to a portfolio entity, Blackstone will generally have conflicting loyalties between its duties to the Master Fund and to such Other Blackstone Vehicles. In that regard, actions may be taken for the Other Blackstone Vehicles that are adverse to the Master Fund (and vice versa). In addition, conflicts may arise in determining the amount of an investment, if any, to be allocated among potential investors and the respective terms thereof. There can be no assurance that the return on the Master Fund’s investment will be equivalent to or better than the returns obtained by Other Blackstone Vehicles participating in the transaction. In addition, it is anticipated that in a bankruptcy proceeding the Master Fund’s interest will likely be subordinated or otherwise adversely affected by virtue of such Other Blackstone Vehicles’ involvement and actions relating to its investment. For example, there may be more senior debt instruments issued by an entity in which the Master Fund holds or makes an investment and in such circumstances the holders of more senior classes of debt issued by such entity (which may include Other Blackstone Vehicles) may take actions for their benefit (particularly in circumstances where such entity faces financial difficulties or distress) that further subordinate or adversely impact the value of the Master Fund’s investment in such entity.

In connection with negotiating loans and bank financings in respect of Blackstone-sponsored real estate related transactions, Blackstone will generally obtain the right to participate on its own behalf (or on behalf of the BREDS funds and/or vehicles that it manages) in a portion of the financings with respect to such Blackstone sponsored real estate-related transactions upon a set of terms already negotiated by and agreed with third parties. Blackstone does not believe that this arrangement has an effect on the overall terms and conditions negotiated with the arrangers of such loans other than as described in the preceding sentence. Because of the affiliation with Blackstone, the Investment Manager may have a greater incentive to invest in Blackstone-sponsored financings (as compared to real estate-related financings sponsored by other real estate firms or financial sponsors) to the extent permitted by Section 17 of the 1940 Act. Except to the extent of fees paid to the Investment Manager specifically relating to the Master Fund’s commitment or investment of capital, the shareholders will in no way receive any benefit from fees paid to any affiliate of the Investment Manager from an issuer in which any Other Blackstone Vehicle also has an interest (including, for greater certainty, any fees as a result of the provision of service by such affiliates).

In addition, the 1940 Act limits the Master Fund’s ability to enter into certain transactions with certain of Other Blackstone Funds. As a result of these restrictions, the Master Fund may be prohibited from buying or selling any security directly from or to any issuer of a vehicle managed by Blackstone. However, the Master Fund may under certain circumstances purchase any such portfolio company’s securities in the secondary market, which could create a conflict for the Investment Manager between its interests in the Master Fund and the issuer, in that the ability of the Investment Manager to recommend actions in the best interest of the Master Fund might be impaired. The 1940 Act also prohibits certain “joint” transactions with certain of the Master Fund’s affiliates, which could include investments in the same portfolio company (whether at the same or different times). These limitations may limit the scope of investment opportunities that would otherwise be available to the Master Fund (i.e., an investment that would otherwise be shared by the Funds and Other Blackstone Funds may not be allocated to the Master Fund).

Other Real Estate Vehicles. Blackstone reserves the right to raise, manage and/or acquire Other Real Estate Vehicles, including separate accounts, dedicated managed accounts, successor funds to the BPP Funds, the BREP Funds, the BREDS Vehicles, REITs, investment funds formed to invest in specific geographical areas or in a specific type of investments (e.g., senior loan origination, CMBS or liquid real estate debt) and one or more managed accounts (or other similar arrangements structured through an entity) for the benefit of certain investors (or related group of investors) which, in each case, may employ investment strategies that are the same as or that overlap with those of the Master fund. The closing of an Other Real Estate Vehicle could result in the reallocation of Blackstone personnel, including reallocation of existing real estate professionals, to such Other Real Estate Vehicle. In addition, potential investments that may be suitable for the Master Fund may be directed toward such Other Real Estate Vehicle (in whole or in part) and such Other Real Estate Vehicles may receive priority allocations of investment opportunities falling within their primary investment focus. To the extent any such Other Real Estate Vehicles are closed or acquired after the date hereof, such Other Real Estate Vehicles will be considered Other Blackstone Vehicles for purposes of the allocations of investments among the Master Fund and any Other Blackstone Vehicles and, as a result, investors expressly acknowledge that the foregoing may give rise to conflicts of interest in connection with the allocation of investment opportunities and/or result in investment opportunities that are otherwise appropriate for the Master Fund being allocated, in whole or in part, to the Other Real Estate Vehicles. There is no assurance, however, that any such conflicts arising out of the foregoing will be resolved in favor of the Master Fund.

Conflicting Fiduciary Duties to Other Blackstone Vehicles. Blackstone will likely structure an investment as a result of which one or more other Blackstone vehicles (including the BREDS funds and/or related vehicles) are offered the opportunity to participate in a separate debt tranche of an investment allocated to the Master Fund. In such circumstances, Blackstone would owe a fiduciary duty to the Master Fund and such Other Blackstone Funds (as described more fully above under “Investments in Which Other Blackstone Funds Have a Different Principal Investment”). For example, if the Master Fund were to purchase high-yield securities or other debt instruments relating to an issuer in which Blackstone held a “mezzanine” or equity interest, Blackstone would likely, in certain instances, face a conflict of interest in respect of the advice it gives to, or the decisions made with regard to, the BREDS funds and the Master Fund (e.g., with respect to the terms of such securities or other debt instruments, the enforcement of covenants, the terms of recapitalizations and the resolution of workouts or bankruptcies).

Advisors and Operating Partners. Blackstone engages and retains strategic advisors, senior advisors, consultants, operating partners and other similar professionals who are not employees or affiliates of Blackstone and who, from time to time, may receive payments from, or allocations with respect to, issuers (as well as from Blackstone or the Master Fund). In such circumstances, such payments from, or allocations with respect to, issuers and/or the Master Fund may be treated as Master Fund expenses. These strategic advisors, senior advisors, consultants, operating partners and/or other professionals often have the right or may be offered the ability to co-invest alongside the Master Fund, including in those investments in which they are involved, or otherwise participate in equity plans for management of any such issuer or invest directly in the Master Fund subject to reduced or waived management fees and/or carried interest, and such participation generally will not be considered as part of Blackstone’s side-by-side co-investment rights. Such side-by-side investments do not bear fees and generally result in the Master Fund being allocated a smaller share of an investment than would otherwise be the case in the absence of such side-by-side rights. In particular, Other Blackstone

Vehicles may participate in investments alongside the Master Fund pursuant to Blackstone’s side-by-side investment rights. In both such cases, Blackstone would be eligible to receive fees and carried interest. Additionally, and notwithstanding the foregoing, these strategic advisors, senior advisors, consultants, operating partners and/or other professionals may be (or have the preferred right to be) investors in Blackstone portfolio entities and/or Other Blackstone Vehicles, and may be permitted to participate in Blackstone’s side-by-side co-investment rights. The nature of the relationship with each of the strategic advisors, senior advisors, consultants, operating partners and/or other professionals and the amount of time devoted or required to be devoted by them varies considerably. In certain cases, they provide the Investment Manager with industry-specific insights and feedback on investment themes, assist in transaction due diligence, make introductions to and provide reference checks on management teams. In other cases, they take on more extensive roles and serve as executives or directors on the boards of issuers or contribute to the origination of new investment opportunities. In certain instances Blackstone has formal arrangements with these strategic advisors, senior advisors, consultants, operating partners and/or other professionals (which may or may not be terminable upon notice by any party), and in other cases the relationships are more informal. They may be either compensated (including pursuant to retainers and expense reimbursement) from Blackstone, the Master Fund and/or issuers or otherwise uncompensated unless and until an engagement with an issuer develops. In certain cases, they have certain attributes of Blackstone “employees” (e.g., they may have dedicated offices at Blackstone, have a Blackstone email address, participate in general meetings and events for Blackstone personnel, work on Blackstone matters as their primary or sole business activity) even though they are not considered Blackstone employees, affiliates or personnel for purposes of the Management Agreement and related Management Fee offset provisions. There can be no assurance that any of the strategic advisors, senior advisors, consultants, operating partners and/or other professionals will continue to serve in such roles and/or continue their arrangements with Blackstone, the Master Fund and/or any issuers.

Relationships with Borrowers and/or Issuers. Borrowers and/or issuers are or will be counterparties or participants in agreements, transactions or other arrangements with portfolio entities of other investment funds managed by Blackstone or other Blackstone affiliates for the arranging, underwriting, syndication or refinancing of an investment or other services provided by such portfolio entities or other Blackstone affiliates (including without limitation, loan modification or restructuring services, loan servicing, administrative services, loan/asset management fees, fees for monitoring and oversight of loans, advisory services, property/asset management services, and title insurance services) that, although Blackstone determines to be consistent with the requirements of such funds’ governing agreements, would not have otherwise been entered into but for the affiliation with Blackstone, and which involve fees, commissions, servicing payments (including for management consulting and other similar operational and finance matters) and/or discounts to the Investment Manager and/or any Blackstone-affiliated entities or persons (including personnel) or a portfolio company, which will not reduce the Management Fee. In connection with such relationships, Blackstone may also make referrals and/or introductions to certain borrowers and/or issuers (which may result in financial incentives (including additional equity ownership) and/or milestones benefitting Blackstone that are tied or related to participation by such borrowers and/or issuers). The Master Fund will not share in any fees or economics accruing to Blackstone as a result of these relationships and/or participation by such borrowers and/or issuers.

In addition, it is possible that certain portfolio entities of the Other Blackstone Vehicles or companies in which the Other Blackstone Vehicles have an interest will compete with the Master Fund for one or more investment opportunities. It is also possible that certain of the mortgage loans that comprise a CMBS that is owned by the Master Fund will be issued by portfolio entities of the Other Blackstone Vehicles or companies in which the Other Blackstone Vehicles have an interest, including BREP and BPP.

With respect to transactions or agreements with issuers, if unrelated officers of a issuers have not yet been appointed, Blackstone may be negotiating and executing agreements between Blackstone and/or the Master Fund on the one hand, and the issuers in which they invest or their affiliates, on the other hand, which could entail a conflict of interest in relation to efforts to enter into terms that are arm’s length. Among the measures Blackstone may use to mitigate such conflicts is involving outside counsel to review and advise on such agreements and provide insights into commercially reasonable terms.

Activities of Principals and Employees. Certain of the principals and employees of the Investment Manager may be subject to a variety of conflicts of interest relating to their responsibilities to the Master Fund and the management of the Master Fund’s investment portfolio. Such individuals may serve in an advisory capacity to other managed accounts or investment vehicles, as members of an investment or advisory committee or a board of directors (or similar such capacity) for one or more investment funds, corporations, foundations or other organizations. Such positions may create a conflict between the services and advice provided to such entities and the responsibilities owed to the Master Fund. The other managed accounts and/or investment funds in which such individuals may become involved may have investment objectives that overlap with the Master Fund. Furthermore, certain principals and employees of the Investment Manager may have a greater financial interest in the performance of such other funds or accounts than the performance of the Master Fund. Such involvement may create conflicts of interest in making investments on behalf of the Master Fund and such other funds and accounts. Such principals and employees will seek to limit any such conflicts in a manner that is in accordance with their fiduciary duties to the Master Fund and such organizations.

Service Providers and Counterparties. Certain advisors and other service providers (their affiliates), including accountants, administrators, lenders, bankers, brokers, attorneys, consultants, title agents and investment or commercial banking firms, to the Master Fund, Blackstone and/or certain entities in which the Master Fund has an investment may also provide goods or services to or have business, personal, financial or other relationships with Blackstone, its affiliates and issuers. Such advisors and service providers may be investors in the Master Fund, affiliates of the Investment Manager, sources of financing and investment opportunities or co-investors or commercial counterparties or entities in which Blackstone and/or Other Blackstone Vehicles have an investment, and payments by the Master Fund and/or issuers may indirectly benefit Blackstone and/or such Other Blackstone Vehicles. Additionally, certain employees of the Investment Manager have family members or relatives employed by such advisors and service providers. These relationships may influence the Investment Manager in deciding whether to select or recommend such a service provider to perform services for the Master Fund or an issuer (the cost of which will generally be borne directly or indirectly by the Master Fund or such issuer, as applicable) and may incentivize Blackstone to engage such a service provider over a third party. Such affiliated service providers, which are generally expected to receive market rate fees (as determined by the Investment Manager) with respect to certain investments, include, without limitation:

Intertrust Group. In 2013, Blackstone acquired Intertrust Group. From time to time, Intertrust Group is expected to perform corporate and trust services on competitive market terms and rates for the Master Fund, intermediate entities or portfolio entities. The retention of Intertrust Group as a service provider may give rise to actual or potential conflicts of interest such as those described above.

LNLS. Blackstone partnered with a leading national title agency to create Lexington National Land Services (“LNLS”), a title agent company. LNLS acts as an agent for one or more underwriters in issuing title policies in connection with investments by the Master Fund, Other Blackstone Vehicles and third parties, parties, including, from time to time, our borrowers. LNLS focuses on transactions in rate-regulated states where the cost of title insurance is non-negotiable. LNLS will not perform services in nonregulated states for the Master Fund and Other Blackstone Vehicles unless in the context of a portfolio transaction that includes properties in rate regulated states, as part of a syndicate of title insurance companies where the rate is negotiated by other insurers or their agents, or when a third party is paying all or a material portion of the premium. LNLS earns fees, which would have otherwise been paid to third parties, by providing title agency services and facilitating the placement of title insurance with underwriters. Blackstone receives distributions from LNLS in connection with investments by the Master Fund based on its equity interest in LNLS. In each case, there will be no related offset to the Master Fund. As a result, while Blackstone believes the venture will provide services at or better than those provided by third parties (even in jurisdictions where insurance rates are regulated), there is an inherent conflict of interest that would incentivize us to recommend that our borrowers engage LNLS over a third party. We will not incur any expenses or receive any revenues when our borrowers engage LNLS.

COE. The Blackstone Center of Excellence, located in Gurgaon, India (the “COE”) is a captive center of resources administered by ThoughtFocus Technologies LLC (“ThoughtFocus”), which is an independent firm in which Blackstone holds a minority position and participates as a member of the board. The COE may perform services for the Master Fund, such as fund administrative services, data collection and management services, and technology implementation and support services, some of which may be paid for by the Master Fund. Blackstone, through its interest in ThoughtFocus, receives an indirect benefit resulting from the Master Fund’s payments for such services, and there will be no related offset to the Management Fee.

Notwithstanding the foregoing, transactions relating to the Master Fund that require the use of a service provider will generally be allocated to service providers on the basis of best execution, the evaluation of which includes, among other considerations, such service provider’s provision of certain investment-related services and research that the Investment Manager believes to be of benefit to the Master Fund. Advisors and service providers, or their affiliates, often charge different rates or have different arrangements for different types of services. With respect to service providers, for example, the fee for a given type of work may vary depending on the complexity of the matter as well as the expertise required and demands placed on the service provider. Therefore, to the extent the types of services used by the Master Fund and/or Portfolio Entities are different from those used by Blackstone and its affiliates (including personnel), the Investment Manager or its affiliates (including personnel) may pay different amounts or rates than those paid by the Master Fund and/or portfolio entities. Similarly, Blackstone, its affiliates, the Master Fund, the Other Blackstone Vehicles and/or their portfolio companies may enter into agreements or other arrangements with vendors and other similar counterparties (whether such counterparties are affiliated or unaffiliated with Blackstone) from time to time whereby such counterparty may charge lower rates and/or provide discounts or rebates for such counterparty’s products and/or services depending on certain factors, including without limitation, volume of transactions entered into with such counterparty by Blackstone, its affiliates, the Master Fund, the Other Blackstone Vehicles and their portfolio companies in the aggregate. However, the Investment Manager and its affiliates have a longstanding practice of not entering into any arrangements with advisors or service providers that could provide for lower rates or discounts than those available to the Master Fund, Other Blackstone Vehicles and/or Portfolio Entities for the same services.

Blackstone receives various kinds of portfolio company/entity data and information (including from portfolio companies and/or entities of the Master Fund), such as data and information relating to business operations, trends, budgets, customers and other metrics (this data is sometimes referred to as “big data”). In furtherance of the foregoing, Blackstone may enter into information sharing and use arrangements with portfolio companies and/or entities. Blackstone believes that access to this information furthers the interests of the shareholders by providing opportunities for operational improvements across portfolio companies and/or entities and in connection with the Master Fund’s investment management activities. Subject to appropriate contractual arrangements, Blackstone may also utilize such information outside of the Master Fund’s activities in a manner that provides a material benefit to Blackstone and/or its affiliates, but not the Master Fund. The sharing and use of such information presents potential conflicts of interest and investors acknowledge and agree that any corresponding/resulting benefits received by Blackstone and/or its affiliates will not be subject to the Management Fee offset provisions or otherwise shared with investors. As a result, the Investment Manager may have an incentive to pursue investments in companies and/or entities based on their data and information and/or to utilize such information in a manner that benefits Blackstone and/or its affiliates.

Valuation Matters. The fair value of all investments or of property received in exchange for any investments will be determined in accordance the Master Fund’s valuation policies. Accordingly, the carrying value of an investment may not reflect the price at which the investment could be sold in the market, and the difference between carrying value and the ultimate sales price could be material. The valuation of investments will affect the amount and timing of the Master Fund’s Incentive Fee and the amount of Management Fees payable to the Investment Manager. As a result, there may be circumstances where the Master Fund is incentivized to determine valuations that are higher than the actual fair value of investments. For further details on the Master Fund’s valuation policies, please see “Determination of Net Asset Value and Managed Assets” on page 79.

Trading by Blackstone Personnel. The officers, directors, members, managers and employees of the Investment Manager may trade in securities for their own accounts, subject to restrictions and reporting requirements as may be required by law and Blackstone policies, or otherwise determined from time to time by the Investment Manager.

Other Trading and Investing Activities. Certain Other Blackstone Funds may invest in securities of companies which are actual or potential companies in which the Master Fund has made or will make investments. The trading activities of those vehicles may differ from or be inconsistent with activities which are undertaken for the account of the Master Fund in such securities or related securities. In addition, the Master Fund may be precluded from pursuing an investment in an issuer as a result of such trading activities by Other Blackstone Funds.

Diverse Shareholder Group. The shareholders may have conflicting investment, tax and other interests with respect to their investments in the Fund and with respect to the interests of investors in other investment vehicles managed or advised by the Investment Manager that may participate in the same investments as the Master Fund. The conflicting interests of individual shareholders with respect to other shareholders and relative to investors in other investment vehicles may relate to or arise from, among other things, the nature of investments made by the Master Fund and such other partnerships, the structuring or the acquisition of investments and the timing of disposition of investments and such other partnerships. As a consequence, conflicts of interest may arise in connection with decisions made by the Investment Manager, including with respect to the nature or structuring of investments, which may be more beneficial for one shareholder than for another shareholder, especially with respect to shareholders’ individual tax situations. In addition, the Master Fund may make investments that may have a negative impact on related investments made by the shareholders in separate transactions. In selecting and structuring investments appropriate for the Master Fund and the Fund, the Investment Manager considers the investment and tax objectives of the Master Fund and its shareholders (and those of investors in other investment vehicles managed or advised by the Investment Manager) as a whole, not the investment, tax or other objectives of any shareholders individually.

Additional Potential Conflicts. In addition, as a consequence of Blackstone’s status as a public company, the officers, directors, members, managers and employees of the Investment Manager may take into account certain considerations and other factors in connection with the management of the business and affairs of the Master Fund and its affiliates that would not necessarily be taken into account if Blackstone were not a public company.

(a)(3) Compensation of Portfolio Managers - as of December 31, 2016:

The Portfolio Managers’ compensation is comprised primarily of a fixed salary and a discretionary bonus paid by the Investment Manager or its affiliates and not by the Fund or the Master Fund. A portion of the discretionary bonus may be paid in shares of stock or stock options of Blackstone, the parent company of the Investment Manager, which stock options may be subject to certain vesting periods. The amount of the Portfolio Managers’ discretionary bonus, and the portion to be paid in shares or stock options of Blackstone, is determined by senior officers of the Investment Manager and/or Blackstone. In general, the amount of the bonus will be based on a combination of factors, none of which is necessarily weighted more than any other factor. These factors may include: the overall performance of the Investment Manager; the overall performance of Blackstone and its affiliates and subsidiaries; the profitability to the Investment Manager derived from the management of the Fund, the Master Fund and the other accounts managed by the Investment Manager; the absolute performance of the Fund, the Master Fund and such other accounts for the preceding year; contributions by the Portfolio Managers in assisting with managing the assets of the Investment Manager; and execution of managerial responsibilities, client interactions and support of colleagues. The bonus is not based on a precise formula, benchmark or other metric.

(a)(4) Securities Ownership of Portfolio Managers - as of December 31, 2016:

The table below shows the dollar range of the interests of the Fund and the Master Fund beneficially owned as of December 31, 2016 by each Portfolio Manager.

Portfolio Manager	Dollar Range of Equity Securities of the Fund Beneficially Owned
Michael Nash	None
Joshua Mason	None
Jonathan Pollack	None

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”), are effective as of the date within 90 days of the filing date of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Proxy voting policies and procedures pursuant to Item 7 are attached hereto.

(b)	Certifications pursuant to Rule 30a-2(b) are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Blackstone Real Estate Income Fund II

By:	/s/ Michael Nash
Michael Nash (Principal Executive Officer)
Chairman, Chief Executive Officer and President

Date: March 3, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Michael Nash
Michael Nash (Principal Executive Officer)
Chairman, Chief Executive Officer and President

Date: March 3, 2017

By:	/s/ Garrett Goldberg
Garrett Goldberg (Principal Financial and Accounting Officer)
Chief Financial Officer and Treasurer

Date: March 3, 2017